FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-261764-05

December 11, 2024

BENCHMARK 2024-V12
Mortgage Trust

Free Writing Prospectus
Structural and Collateral Term Sheet

$752,195,000
(Approximate Mortgage Pool Balance)
$610,077,000
(Approximate Offered Certificates)

GS Mortgage Securities Corporation II Depositor
Commercial Mortgage Pass-Through Certificates Series 2024-V12
Goldman Sachs Mortgage Company Citi Real Estate Funding Inc. German American Capital Corporation Bank of Montreal Barclays Capital Real Estate Inc.
As Sponsors and Mortgage Loan Sellers

Goldman Sachs & Co. LLC	Deutsche Bank Securities	BMO Capital Markets	Barclays	Citigroup

 Co-Lead Managers and Joint Bookrunners

Academy Securities	CastleOak Securities, L.P.

Co-Managers

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus included as part of our Registration Statement (SEC File No. 333-261764) (the “Preliminary Prospectus”) anticipated to be dated December 11, 2024. The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc. or CastleOak Securities, L.P. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc. or CastleOak Securities, L.P. provides accounting, tax or legal advice.

The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—General Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY

CERTIFICATE SUMMARY OFFERED CERTIFICATES
Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$209,000		30.000%	[ ]%	(5)	2.41	01/25 – 07/29
Class A-2	Aaa(sf) / AAAsf / AAA(sf)	(6)		30.000%	[ ]%	(5)	(6)	(6)
Class A-3	Aaa(sf) / AAAsf / AAA(sf)	(6)		30.000%	[ ]%	(5)	(6)	(6)
Class X-A	NR / AAAsf / AAA(sf)	$573,454,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-B	NR / AA-sf / AAA(sf)	$36,623,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class A-S	NR / AAAsf / AAA(sf)	$73,245,000		19.750%	[ ]%	(5)	4.96	12/29 – 12/29
Class B	NR / AA-sf / AA-(sf)	$36,623,000		14.625%	[ ]%	(5)	4.96	12/29 – 12/29

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support(3)	Initial Pass-Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class C	NR / A-sf / A-(sf)	$27,690,000	10.750%	[ ]%	(5)	4.96	12/29 – 12/29
Class D	NR / BBBsf / BBB+(sf)	$15,185,000	8.625%	[ ]%	(5)	4.96	12/29 – 12/29
Class E	NR / BBB-sf / BBB(sf)	$7,146,000	7.625%	[ ]%	(5)	4.96	12/29 – 12/29
Class F	NR / BBsf / BBB-(sf)	$8,039,000	6.500%	[ ]%	(5)	4.96	12/29 – 12/29
Class G	NR / BB-sf / BB+(sf)	$7,146,000	5.500%	[ ]%	(5)	4.96	12/29 – 12/29
Class J	NR / B-sf / B+(sf)	$9,825,000	4.125%	[ ]%	(5)	4.96	12/29 – 12/29
Class K	NR / NR / NR	$29,477,250	0.000%	[ ]%	(5)	4.96	12/29 – 12/29
Class R(9)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings of the certificates shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, LLC (“KBRA” and, together with Moody’s and Fitch, the “Rating Agencies”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. The Rating Agencies have informed us that the “sf” designation in their ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related Rating Agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the related Rating Agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.
(2)	Approximate, subject to a variance of plus or minus 5%. The notional amount of each class of the Class X-A and Class X-B certificates (collectively the “Class X certificates”) is subject to change depending upon the final pricing of the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G, Class J and Class K certificates (collectively, the “principal balance certificates” and, together with the Class X certificates, the “non-VRR certificates”) as follows: (1) if as a result of such pricing the pass-through rate of any class of principal balance certificates whose certificate balance comprises such notional amount is equal to the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), the certificate balance of such class of principal balance certificates may not be part of, and reduce accordingly, such notional amount of the related Class X certificates (or, if as a result of such pricing the pass-through rate of the related Class X certificates is equal to zero, such Class X certificates may not be issued on the closing date), and/or (2) if as a result of such pricing the pass-through rate of any class of principal balance certificates that does not comprise such notional amount of the related Class X certificates is less than the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), such class of principal balance certificates may become a part of, and increase accordingly, such notional amount of the related Class X certificates.
(3)	The initial credit support percentages set forth for the certificates are approximate and, for the Class A-1, Class A-2 and Class A-3 certificates, are represented in the aggregate. The approximate initial credit support percentages shown in the table above do not take into account the VRR interest. However, losses incurred on the mortgage loans will be allocated between the VRR interest and the principal balance certificates, pro rata, in accordance with their respective outstanding balances. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus.
(4)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to each class of certificates having a certificate balance are based on the assumptions set forth under “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates of the mortgage loans or whole loans.
(5)	For each distribution date, the pass-through rates of each class of principal balance certificates will generally be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs (the “WAC Rate”), (iii) the lesser of a specified pass-through rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY (continued)
(6)	The exact initial certificate balances of the Class A-2 and Class A-3 certificates are unknown and will be determined based on the final pricing of those classes of certificates. However, the respective initial certificate balance, weighted average life and principal window of the Class A-2 and Class A-3 certificates are expected to be within the applicable ranges reflected in the following chart. The initial aggregate certificate balance of the Class A-2 and Class A-3 certificates is expected to be approximately $500,000,000, subject to a variance of plus or minus 5%.
Class of Certificates	Expected Range of Initial Certificate Balance	Expected Range of Wtd. Avg. Life (Yrs)	Expected Range of Principal Window
Class A-2	$0 – $200,000,000	NAP – 4.83	NAP / 07/29 – 11/29
Class A-3	$300,000,000 – $500,000,000	4.91 – 4.88	11/29 – 12/29 / 07/29 – 12/29
(7)	The Class X certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of the Class X certificates at its respective pass-through rate based upon its respective notional amount. The notional amount of each class of the Class X certificates will be equal to the aggregate certificate balances of the related classes of certificates (the “related Class X class”) indicated below.

Class of Certificates	Related Class X Class(es)
Class X-A	Class A-1, Class A-2, Class A-3 and Class A-S certificates
Class X-B	Class B

(8)	The pass-through rate of each class of the Class X certificates for any distribution date will equal the excess, if any, of (i) the WAC Rate, over (ii) the pass-through rate (or the weighted average of the pass-through rates, if applicable) of the related Class X class(es) for that distribution date, as described in the Preliminary Prospectus.
(9)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate real estate mortgage investment conduits (each, a “REMIC”), as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

VRR INTEREST SUMMARY

Non-Offered Eligible Vertical Interests(1)	Approximate Initial VRR Interest Balance	Approximate Initial VRR Interest Rate	VRR Interest Rate Description	Wtd. Avg. Life (Yrs)(2)	Principal Window(2)
RR Interest	$24,274,750	[ ]%	(3)	4.90	01/25 – 12/29
Class RR Certificates	$13,335,000	[ ]%	(3)	4.90	01/25 – 12/29

(1)	Each of the RR interest and the Class RR certificates will constitute an “eligible vertical interest” (as such term is defined in the Credit Risk Retention Rules) (the Class RR certificates and the RR interest collectively, the “VRR Interest”) and is expected to be acquired and retained by the applicable sponsors (or their “majority-owned affiliates”, as such term is defined in the Credit Risk Retention Rules) as described under “Credit Risk Retention” in the Preliminary Prospectus. The VRR interest represents the right to receive approximately 5.0% of all amounts collected on the mortgage loans (net of all expenses of the issuing entity) that are available for distribution to the certificates (other than the Class R certificates) and the RR interest on each Distribution Date, as further described under “Credit Risk Retention” in the Preliminary Prospectus.
(2)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to the VRR interest are based on the assumptions described in “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates or anticipated repayment dates of the mortgage loans or whole loans.
(3)	Although it does not have a specified pass-through rate (other than for tax reporting purposes), the effective interest rate for the RR interest and the Class RR certificates will be a per annum rate equal to the weighted average of the net mortgage interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs.

The Class C, Class D, Class E, Class F, Class G, Class J, Class K, Class R and Class RR certificates and the RR Interest are not offered by this Term Sheet. Any information in this Term Sheet concerning such non-offered certificates or the RR interest is presented solely to enhance your understanding of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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KEY FEATURES OF SECURITIZATION

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$752,195,000
Number of Mortgage Loans	31
Number of Mortgaged Properties	156
Average Cut-off Date Mortgage Loan Balance	$24,264,355
Weighted Average Mortgage Interest Rate	6.64031%
Weighted Average Remaining Term to Maturity Date (months)	59
Weighted Average Remaining Amortization Term (months)	360
Weighted Average Cut-off Date LTV Ratio(3)	58.4%
Weighted Average Maturity Date LTV Ratio(4)	58.4%
Weighted Average Underwritten NCF Debt Service Coverage Ratio	1.74x
Weighted Average Debt Yield on Underwritten NOI	12.7%
% of Mortgage Loans with Mezzanine Debt	0.0%
% of Mortgage Loans with Subordinate Debt(5)	6.6%
% of Mortgage Loans with Preferred Equity	0.0%
% of Mortgage Loans with Single Tenants(6)	4.2%

(1)	With respect to eight mortgage loans, representing approximately 41.7% of the initial pool balance, with one or more related pari passu companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF, rooms or unit calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. With respect to two mortgage loans, representing approximately 6.6% of the initial pool balance, with one or more related subordinate companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF or unit calculations presented in this Term Sheet are calculated without regard to the related subordinate companion loan(s). Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.
(2)	Subject to a variance of plus or minus 5%.
(3)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value (which in certain cases may reflect a portfolio premium valuation). With respect to four mortgage loans (13.6% of the initial pool balance) the respective Cut-off Date LTV Ratio was calculated based upon a valuation other than an “as-is” value of each related mortgaged property. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making any adjustments is 58.8%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Cut-off Date LTV Ratio.
(4)	Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to four mortgage loans (13.6% of the initial pool balance) the respective Maturity Date LTV Ratios were calculated using a valuation other than an “as-is” value of each related mortgaged property. The weighted average Maturity Date LTV Ratio for the mortgage pool without making such adjustments is 58.8%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.
(5)	The CBM Portfolio mortgage loan is part of a whole loan that includes one subordinate companion note that is generally subordinate in right of payment to the related mortgage loan (collectively, the “CBM Portfolio Subordinate Companion Loan”). The CBM Portfolio Subordinate Companion Loan has an outstanding principal balance of $457,000,000 as of the Cut-off Date. See “Description of the Mortgage Pool—The Whole Loans” and “Description of the Mortgage Pool—Additional Indebtedness” in the Preliminary Prospectus. The ICONIQ Multifamily Portfolio mortgage loan is part of a whole loan that includes two subordinate companion notes that are generally subordinate in right of payment to the related mortgage loan (collectively, the “ICONIQ Multifamily Portfolio Subordinate Companion Loan”). The ICONIQ Multifamily Portfolio Subordinate Companion Loan has an aggregate outstanding principal balance of $225,000,000 as of the Cut-off Date. See “Description of the Mortgage Pool—The Whole Loans” and “Description of the Mortgage Pool—Additional Indebtedness” in the Preliminary Prospectus.
(6)	Excludes mortgage loans that are secured by multiple properties with multiple tenants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5

KEY FEATURES OF SECURITIZATION (continued)
Co-Lead Managers and Joint Bookrunners:	Goldman Sachs & Co. LLC Citigroup Global Markets Inc. Deutsche Bank Securities Inc. BMO Capital Markets Corp. Barclays Capital Inc.
Co-Managers:	Academy Securities, Inc. CastleOak Securities, L.P.
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$752,195,000
Master Servicer:	Wells Fargo Bank, National Association
Special Servicer:	K-Star Asset Management LLC
Certificate Administrator:	Computershare Trust Company, National Association
Trustee:	Computershare Trust Company, National Association
Operating Advisor:	Park Bridge Lender Services LLC
Asset Representations Reviewer:	Park Bridge Lender Services LLC
U.S. Credit Risk Retention:

For a discussion of the manner by which Goldman Sachs Mortgage Company, as retaining sponsor, intends to satisfy the credit risk requirements of the Credit Risk Retention Rules, see “Credit Risk Retention” in the Preliminary Prospectus.

Pricing:	Week of December 16, 2024
Closing Date:	December 31, 2024
Cut-off Date:

For each mortgage loan, the related due date for such mortgage loan in December 2024 (or, in the case of any mortgage loan that has its first due date after December 2024, the date that would have been its due date in December 2024 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month).

Determination Date:	The 11th day of each month or next business day, commencing in January 2025
Distribution Date:	The 4th business day after the Determination Date, commencing in January 2025
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	December 2057
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to the Class X-A and Class X-B certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

6

COLLATERAL OVERVIEW

■	$610,077,000 (Approximate) New-Issue Multi-Borrower CMBS:
—	Overview: The mortgage pool consists of 31 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $752,195,000 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $24,264,355 and are secured by 156 mortgaged properties located throughout 31 states
—	LTV: 58.4% weighted average Cut-off Date LTV Ratio
—	DSCR: 1.74x weighted average Underwritten NCF Debt Service Coverage Ratio
—	Debt Yield: 12.7% weighted average Debt Yield on Underwritten NOI
—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3
■	Loan Structural Features:
—	Amortization: 0.6% of the mortgage loans by Initial Pool Balance have scheduled amortization as follows:
-	0.6% of the mortgage loans by Initial Pool Balance have scheduled amortization for the entire term with a balloon payment due at maturity
—	Hard Lockboxes: 40.8% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place
—	Cash Traps: 100.0% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.10x DSCR and 6.00% Debt Yield on Underwritten NOI, that fund an excess cash flow reserve
—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:
-	Real Estate Taxes: 28 mortgage loans representing 85.7% of the Initial Pool Balance
-	Insurance: 17 mortgage loans representing 40.2% of the Initial Pool Balance
-	Replacement Reserves: 25 mortgage loans representing 76.6% of the Initial Pool Balance
-	Tenant Improvements / Leasing Commissions: 4 mortgage loans representing 41.7% of the portion of the Initial Pool Balance that is secured by retail, office, mixed use and industrial properties only
—	Predominantly Defeasance: 93.1% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period
■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:
—	Multifamily: 27.3% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties
—	Hospitality: 25.8% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties
—	Retail: 22.1% of the mortgaged properties by allocated Initial Pool Balance are retail properties (10.7% are anchored retail properties)
—	Self Storage: 9.2% of the mortgaged properties by allocated Initial Pool Balance are self storage properties
—	Manufactured Housing: 8.6% of the mortgaged properties by allocated Initial Pool Balance are office properties
■	Geographic Diversity: The mortgaged properties are located throughout 31 states with three states having greater than 10.0% of the allocated Initial Pool Balance: New York (24.1%), Colorado (17.0%) and Florida (12.0%)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

7

COLLATERAL OVERVIEW (continued)

Mortgage Loans by Mortgage Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	8	9	$206,830,000	27.5%
Citi Real Estate Funding Inc.	9	76	266,700,000	35.5
German American Capital Corporation	7	64	119,065,000	15.8
Bank of Montreal	3	3	49,200,000	6.5
Barclays Capital Real Estate Inc.	3	3	35,400,000	4.7
German American Capital Corporation / Goldman Sachs Mortgage Company / Bank of Montreal	1	1	75,000,000	10.0
Total	31	156	$752,195,000	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance		Property Type	Property Size SF/Units/ Rooms/ Pads	Loan Purpose	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
Queens Center	$75,000,000	9.97%		Retail	412,033	Refinance	1.84x	10.2%	49.5%
Cheyenne Mountain Resort	75,000,000	9.9	7	Hospitality	316	Refinance	1.56x	13.4%	60.2%
Sunshine MHC Portfolio	65,000,000	8.6		Manufactured Housing	1,286	Refinance	1.41x	9.5%	61.6%
Hamburg Pavilion	54,500,000	7.2		Retail	874,095	Acquisition	1.79x	13.5%	67.0%
Verde Apartments	48,000,000	6.4		Multifamily	2,245	Refinance	1.33x	9.9%	61.4%
Hotel Fort Des Moines	38,500,000	5.1		Hospitality	287	Refinance	1.80x	14.8%	52.0%
Moffett Towers Building D	31,500,000	4.2		Office	357,481	Recapitalization	1.83x	13.2%	48.3%
CBM Portfolio	30,000,000	4.0		Hospitality	7,677	Refinance	4.51x	38.9%	20.0%
Mini Mall Self Storage	27,750,000	3.7		Self Storage	2,460,347	Refinance	1.71x	10.5%	73.8%
Black Spruce - Briarwood and Prospect	27,230,000	3.6		Multifamily	488	Refinance	1.20x	8.1%	70.0%
Top 10 Total / Wtd. Avg.	$472,480,000	62.8%					1.80x	13.3%	56.9%
Remaining Total / Wtd. Avg.	279,715,000	37.2					1.63x	11.7%	60.9%
Total / Wtd. Avg.	$752,195,000	100.0%					1.74x	12.7%	58.4%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

8

COLLATERAL OVERVIEW (continued)

Whole Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans(1)	Aggregate Pari Passu Companion Loan Cut-off Date Balance(1)	Aggregate Subordinate Companion Loan Cut-off Date Balance(1)	Whole Loan Cut-off Date Balance	Controlling Pooling/Trust & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
Queens Center	$75,000,000	9.97%	27	$450,000,000	NAP	$525,000,000	BBCMS 2024-5C31(2)	Midland	LNR
Hamburg Pavilion	$54,500,000	7.2%	1	$40,000,000	NAP	$94,500,000	Benchmark 2024-V12	Wells Fargo	K-Star
Verde Apartments	$48,000,000	6.4%	1	$30,000,000	NAP	$78,000,000	Benchmark 2024-V12	Wells Fargo	K-Star
Moffett Towers Building D	$31,500,000	4.2%	11	$113,500,000	NAP	$145,000,000	Benchmark 2024-V10	Midland	Rialto
CBM Portfolio	$30,000,000	4.0%	4	$190,000,000	$457,000,000	$677,000,000	COMM 2024-CBM	KeyBank	KeyBank
Mini Mall Self Storage	$27,750,000	3.7%	7	$152,250,000	NAP	$180,000,000	WFCM 2024-5C2	Wells Fargo	Rialto
Black Spruce - Briarwood and Prospect	$27,230,000	3.6%	1	$64,000,000	NAP	$91,230,000	BMO 2024-5C8(3)	Wells Fargo	Greystone
ICONIQ Multifamily Portfolio	$20,000,000	2.7%	9	$280,000,000	$225,000,000	$525,000,000	ICNQ 2024-MF	Wells Fargo	KeyBank

(1)	Each companion loan is pari passu in right of payment to its related mortgage loan. Each subordinate companion loan is subordinate in right of payment to its related mortgage loan.
(2)	The BBCMS 2024-5C31 transaction is expected to close on or prior to the Closing Date of the Benchmark 2024-V12 transaction.
(3)	The BMO 2024-5C8 transaction is expected to close on or prior to the Closing Date of the Benchmark 2024-V12 transaction.

Mortgage Loans with Existing Mezzanine Debt

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Total Debt Cut-off Date Balance	Wtd. Avg. Cut-off Date Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV Ratio	Cut-off Date Total Debt LTV Ratio	Cut-off Date Mortgage Loan UW NCF DSCR	Cut-off Date Total Debt UW NCF DSCR
None

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

9

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
Bradenton Estates	Bradenton	Florida	Manufactured Housing	$5,900,000	0.8%	WFCM 2017-C40
Moffett Towers Building D	Sunnyvale	California	Office	$31,500,000	4.2%	COMM 2014-CR14
Larkspur Landing Marin County	Larkspur	California	Hospitality	$1,400,295	0.2%	COMM 2020-CBM
San Mateo Foster City	San Mateo	California	Hospitality	$1,244,756	0.2%	COMM 2020-CBM
Lincroft Red Bank	Red Bank	New Jersey	Hospitality	$1,104,727	0.1%	COMM 2020-CBM
Rye	Rye	New York	Hospitality	$1,073,264	0.1%	COMM 2020-CBM
Los Angeles Torrance Palos Verdes	Torrance	California	Hospitality	$1,042,245	0.1%	COMM 2020-CBM
San Jose Cupertino	Cupertino	California	Hospitality	$995,716	0.1%	COMM 2020-CBM
Boulder	Boulder	Colorado	Hospitality	$933,235	0.1%	COMM 2020-CBM
Palm Springs	Palm Springs	California	Hospitality	$886,263	0.1%	COMM 2020-CBM
Los Angeles Hacienda Heights	Hacienda Heights	California	Hospitality	$855,687	0.1%	COMM 2020-CBM
Seattle South Center	Tukwila	Washington	Hospitality	$840,177	0.1%	COMM 2020-CBM
West Palm Beach	West Palm Beach	Florida	Hospitality	$715,657	0.1%	COMM 2020-CBM
Norwalk	Norwalk	Connecticut	Hospitality	$715,657	0.1%	COMM 2020-CBM
Tampa Westshore	Tampa	Florida	Hospitality	$715,657	0.1%	COMM 2020-CBM
Boston Andover	Andover	Massachusetts	Hospitality	$684,638	0.1%	COMM 2020-CBM
Nashville Airport	Nashville	Tennessee	Hospitality	$669,129	0.1%	COMM 2020-CBM
St. Petersburg Clearwater	Clearwater	Florida	Hospitality	$653,176	0.1%	COMM 2020-CBM
Raleigh Cary	Cary	North Carolina	Hospitality	$653,176	0.1%	COMM 2020-CBM
New Haven Wallingford	Wallingford	Connecticut	Hospitality	$653,176	0.1%	COMM 2020-CBM
Detroit Livonia	Livonia	Michigan	Hospitality	$606,647	0.1%	COMM 2020-CBM
Phoenix Mesa	Mesa	Arizona	Hospitality	$606,647	0.1%	COMM 2020-CBM
Phoenix North Metrocenter	Phoenix	Arizona	Hospitality	$575,628	0.1%	COMM 2020-CBM
Annapolis	Annapolis	Maryland	Hospitality	$575,628	0.1%	COMM 2020-CBM
Ft. Lauderdale Plantation	Fort Lauderdale	Florida	Hospitality	$560,118	0.1%	COMM 2020-CBM
Detroit Metro Airport	Romulus	Michigan	Hospitality	$560,118	0.1%	COMM 2020-CBM
St. Louis Creve Coeur	St. Louis	Missouri	Hospitality	$544,609	0.1%	COMM 2020-CBM
Chicago Oakbrook Terrace	Oakbrook Terrace	Illinois	Hospitality	$544,609	0.1%	COMM 2020-CBM
Chicago Lincolnshire	Lincolnshire	Illinois	Hospitality	$529,099	0.1%	COMM 2020-CBM
Chicago Waukegan Gurnee	Waukegan	Illinois	Hospitality	$513,589	0.1%	COMM 2020-CBM
Birmingham Homewood	Birmingham	Alabama	Hospitality	$513,589	0.1%	COMM 2020-CBM
Portland Beaverton	Beaverton	Oregon	Hospitality	$497,637	0.1%	COMM 2020-CBM
Greenville Haywood Mall	Greenville	South Carolina	Hospitality	$497,637	0.1%	COMM 2020-CBM
Denver Tech Center	Englewood	Colorado	Hospitality	$482,127	0.1%	COMM 2020-CBM
Bakersfield	Bakersfield	California	Hospitality	$482,127	0.1%	COMM 2020-CBM
Charlottesville North	Charlottesville	Virginia	Hospitality	$482,127	0.1%	COMM 2020-CBM
Atlanta Airport South	Atlanta	Georgia	Hospitality	$482,127	0.1%	COMM 2020-CBM
St. Louis Westport Plaza	St. Louis	Missouri	Hospitality	$466,617	0.1%	COMM 2020-CBM
Atlanta Perimeter Center	Atlanta	Georgia	Hospitality	$466,617	0.1%	COMM 2020-CBM
Kansas City Overland Park Metcalf	Overland Park	Kansas	Hospitality	$435,598	0.1%	COMM 2020-CBM
San Antonio Downtown Market Square	San Antonio	Texas	Hospitality	$435,598	0.1%	COMM 2020-CBM
Silver Spring North	Silver Spring	Maryland	Hospitality	$435,598	0.1%	COMM 2020-CBM
Indianapolis Castleton	Indianapolis	Indiana	Hospitality	$433,826	0.1%	COMM 2020-CBM
Memphis Airport	Memphis	Tennessee	Hospitality	$389,069	0.1%	COMM 2020-CBM
Chicago Highland Park	Highland Park	Illinois	Hospitality	$352,733	0.0%	COMM 2020-CBM
Minneapolis St Paul Airport	Mendota Heights	Minnesota	Hospitality	$352,733	0.0%	COMM 2020-CBM
Dallas Plano Parkway	Plano	Texas	Hospitality	$298,227	0.0%	COMM 2020-CBM
Atlanta Duluth/Gwinnett Place	Duluth	Georgia	Hospitality	$271,196	0.0%	COMM 2020-CBM
Poughkeepsie	Poughkeepsie	New York	Hospitality	$264,549	0.0%	COMM 2020-CBM
Denver Stapleton	Denver	Colorado	Hospitality	$254,801	0.0%	COMM 2020-CBM
Dallas Richardson at Spring Valley	Richardson	Texas	Hospitality	$252,142	0.0%	COMM 2020-CBM
Charlotte South Park	Charlotte	North Carolina	Hospitality	$0	0.0%	COMM 2020-CBM
Fresno	Fresno	California	Hospitality	$0	0.0%	COMM 2020-CBM
Philadelphia Devon	Wayne	Pennsylvania	Hospitality	$0	0.0%	COMM 2020-CBM
2785 Broadway	New York	New York	Mixed Use	$21,000,000	2.8%	BSPRT 2022-FL9
Hilton Brentwood Nashville	Brentwood	Tennessee	Hospitality	$18,250,000	2.4%	COMM 2015-PC1
Guardian Storage Superior	Superior	Colorado	Self Storage	$13,200,000	1.8%	JPMBB 2014-C26
Northside Station	Charlotte	North Carolina	Retail	$10,600,000	1.4%	BMARK 2020-B16
Andover Bay Apartments	Saint Petersburg	Florida	Multifamily	$6,520,000	0.9%	DBJPM 2017-C6
(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of each such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the related mortgage loan seller.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

10

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)		Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Multifamily	19	$205,150,000	27.3%	1.43	x	62.1%	9.9%
Mid Rise	9	91,196,667	12.1	1.36		65.0	9.5
Garden	4	84,020,000	11.2	1.34		63.1	9.5
High Rise	3	15,733,333	2.1	2.43		36.1	14.6
Low Rise	3	14,200,000	1.9	1.25		66.2	9.1
Hospitality	57	$193,950,000	25.8%	2.12	x	53.3%	18.1%
Full Service	4	141,950,000	18.9	1.69		57.1	14.4
Select Service	52	30,000,000	4.0	4.51		20.0	38.9
Extended Stay/Limited Service	1	22,000,000	2.9	1.58		74.1	13.7
Retail	5	$166,245,000	22.1%	1.75	x	58.7%	11.5%
Anchored	3	80,645,000	10.7	1.69		67.1	12.7
Super Regional Mall	1	75,000,000	10.0	1.84		49.5	10.2
Unanchored	1	10,600,000	1.4	1.61		59.9	11.6
Self Storage	56	$69,350,000	9.2%	1.97	x	60.4%	12.4%
Self Storage	56	69,350,000	9.2	1.97		60.4	12.4
Manufactured Housing	17	$65,000,000	8.6%	1.41	x	61.6%	9.5%
Manufactured Housing	17	65,000,000	8.6	1.41		61.6	9.5
Office	1	$31,500,000	4.2%	1.83	x	48.3%	13.2%
Suburban	1	31,500,000	4.2	1.83		48.3	13.2
Mixed Use	1	$21,000,000	2.8%	1.28	x	66.5%	8.3%
Multifamily/Retail	1	21,000,000	2.8	1.28		66.5	8.3
Total / Wtd. Avg.	156	$752,195,000	100.0%	1.74	x	58.4%	12.7%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

11

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
New York	12	$180,967,814	24.1%	$1,343,790,000	29.3%	$72,447,624	24.1%
Colorado	8	127,889,210	17.0	554,175,000	12.1	32,655,547	10.9
Florida	24	90,485,799	12.0	322,765,000	7.0	20,262,531	6.7
Texas	14	65,955,048	8.8	264,350,000	5.8	15,398,439	5.1
Kentucky	1	54,500,000	7.2	141,100,000	3.1	12,748,750	4.2
California	10	51,107,090	6.8	593,050,000	12.9	43,043,289	14.3
Iowa	1	38,500,000	5.1	74,000,000	1.6	5,717,204	1.9
Tennessee	10	25,416,025	3.4	232,100,000	5.1	17,989,063	6.0
Indiana	7	18,284,097	2.4	66,450,000	1.5	3,558,768	1.2
Pennsylvania	2	17,500,000	2.3	42,800,000	0.9	4,373,308	1.5
North Carolina	7	13,112,426	1.7	69,350,000	1.5	6,630,160	2.2
Oklahoma	1	12,300,000	1.6	17,600,000	0.4	1,525,258	0.5
New Jersey	2	11,304,727	1.5	53,500,000	1.2	6,422,553	2.1
Georgia	4	8,519,941	1.1	51,260,000	1.1	3,383,197	1.1
Illinois	5	7,006,696	0.9	272,800,000	6.0	16,005,040	5.3
Ohio	8	6,464,979	0.9	53,250,000	1.2	4,280,224	1.4
West Virginia	14	4,908,667	0.7	37,975,000	0.8	4,432,916	1.5
Alabama	4	4,627,527	0.6	50,550,000	1.1	4,617,642	1.5
Arkansas	4	3,324,604	0.4	27,700,000	0.6	2,065,647	0.7
Connecticut	2	1,368,833	0.2	44,000,000	1.0	4,167,494	1.4
Arizona	2	1,182,275	0.2	38,000,000	0.8	3,130,147	1.0
Michigan	2	1,166,765	0.2	37,500,000	0.8	2,601,358	0.9
Missouri	2	1,011,226	0.1	32,500,000	0.7	1,019,762	0.3
Maryland	2	1,011,226	0.1	32,500,000	0.7	3,185,585	1.1
Virginia	2	971,606	0.1	19,275,000	0.4	1,089,405	0.4
Washington	1	840,177	0.1	27,000,000	0.6	2,332,772	0.8
Massachusetts	1	684,638	0.1	22,000,000	0.5	1,849,670	0.6
South Carolina	1	497,637	0.1	16,000,000	0.3	1,667,684	0.6
Oregon	1	497,637	0.1	16,000,000	0.3	769,022	0.3
Kansas	1	435,598	0.1	14,000,000	0.3	590,402	0.2
Minnesota	1	352,733	0.0	13,000,000	0.3	549,694	0.2
Total	156	$752,195,000	100.0%	$4,580,340,000	100.0%	$300,510,153	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

12

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
4,500,000 - 14,999,999	14	$141,465,000	18.8%
15,000,000 - 24,999,999	7	138,250,000	18.4
25,000,000 - 39,999,999	5	154,980,000	20.6
40,000,000 - 69,999,999	3	167,500,000	22.3
70,000,000 - 75,000,000	2	150,000,000	19.9
Total	31	$752,195,000	100.0%

Distribution of Underwritten NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.20 - 1.30	7	$98,030,000	13%
1.31 - 1.40	5	114,545,000	15.2
1.41 - 1.70	10	239,470,000	31.8
1.71 - 2.00	5	227,250,000	30.2
2.01 – 4.51	4	72,900,000	9.7
Total	31	$752,195,000	100.0%
(1) See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)(2)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	30	$747,695,000	99.4%
Amortizing (30 Years)	1	4,500,000	0.6
Total	31	$752,195,000	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date. (2) See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Springing	15	$328,670,000	43.7%
Hard	10	307,195,000	40.8
Soft	3	77,230,000	10.3
None	2	21,600,000	2.9
Soft (Res); Hard (Comm)	1	17,500,000	2.3
Total	31	$752,195,000	100.0%

Distribution of Cut-off Date LTV Ratios(1)

Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
20.0 - 50.0	5	$169,200,000	22.5%
50.1 - 60.0	6	106,250,000	14.1
60.1 - 65.0	7	241,545,000	32.1
65.1 - 70.0	9	164,450,000	21.9
70.1 – 74.1	4	70,750,000	9.4
Total	31	$752,195,000	100.0%
(1) See footnotes (1) and (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios(1)
Range of Maturity Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
20.0 - 50.0	5	$169,200,000	22.5%
50.1 - 60.0	7	110,750,000	14.7
60.1 - 65.0	6	237,045,000	31.5
65.1 - 70.0	9	164,450,000	21.9
70.1 – 74.1	4	70,750,000	9.4
Total	31	$752,195,000	100.0%
(1) See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	25	$614,395,000	81.7%
Acquisition	5	106,300,000	14.1
Recapitalization	1	31,500,000	4.2
Total	31	$752,195,000	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
5.180 - 6.000	5	$141,970,000	18.9%
6.001 - 6.500	3	66,500,000	8.8
6.501 - 6.750	5	126,730,000	16.8
6.751 - 7.000	10	205,145,000	27.3
7.001 - 7.630	8	211,850,000	28.2
Total	31	$752,195,000	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

13

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
8.1 - 9.0	6	$86,850,000	11.5%
9.1 - 10.0	9	211,345,000	28.1
10.1 – 12.0	5	129,050,000	17.2
12.1 - 14.0	6	213,550,000	28.4
14.1 – 38.9	5	111,400,000	14.8
Total	31	$752,195,000	100.0%
(1) See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
8.0 - 9.0	9	$133,050,000	17.7%
9.1 - 10.0	9	255,845,000	34.0
10.1 - 12.0	5	143,900,000	19.1
12.1 - 13.0	4	146,500,000	19.5
13.1 – 32.0	4	72,900,000	9.7
Total	31	$752,195,000	100.0%
(1) See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
None

Distribution of Original Terms to Maturity Date (1)(2)
Original Term to Maturity Date (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60 - 61	31	$752,195,000	100.0%
Total	31	$752,195,000	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date.
(2) See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Terms to Maturity Date (1)(2)
Range of Remaining Terms to Maturity Date (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
56 - 59	14	$393,370,000	52.3%
60	17	358,825,000	47.7
Total	31	$752,195,000	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date.
(2) See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	30	$747,695,000	99.4%
360	1	4,500,000	0.6
Total	31	$752,195,000	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	30	$747,695,000	99.4%
360	1	4,500,000	0.6
Total	31	$752,195,000	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	25	$574,095,000	76.3%
Yield Maintenance or Defeasance	3	126,500,000	16.8
Yield Maintenance	3	51,600,000	6.9
Total	31	$752,195,000	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Replacement Reserves(1)	25	$576,495,000	76.6%
Real Estate Tax	28	$644,495,000	85.7%
TI/LC(2)	4	$91,245,000	41.7%
Insurance	17	$302,595,000	40.2%
(1) Includes mortgage loans with FF&E reserves. (2) Percentage of total retail, office and mixed use properties only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

14

STRUCTURAL OVERVIEW

Allocations Between

the Non-VRR Certificates

and the VRR Interest

On each Distribution Date, the aggregate amount available for distributions to holders of the non-VRR certificates and the VRR interest owners (net of specified expenses of the issuing entity, including fees payable to, and costs and expenses reimbursable to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor and the asset representations reviewer) will be allocated to (a) the VRR interest, in an amount equal to the product of such amount multiplied by approximately 5% (the “VRR Percentage”) and (b) the non-VRR certificates, in an amount equal to the product of such amount multiplied by the difference between 100% and the VRR Percentage (the “Non-VRR Percentage”).

Distributions	On each Distribution Date, funds available for distribution to holders of the non-VRR certificates, net of any yield maintenance charges and prepayment premiums, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds allocated to the non-VRR certificates):
1.	Class A-1, Class A-2, Class A-3, Class X-A and Class X-B certificates, in respect of interest, up to an amount equal to, and pro rata in accordance with, the interest entitlements for those classes.
2.	Class A-1, Class A-2 and Class A-3 certificates: to the extent of funds available for distribution of principal, in reduction of the then-outstanding certificate balances of those classes, in the following priority:
(i) to the Class A-1 certificates until their certificate balance is reduced to zero, then (ii) to the Class A-2 certificates until their certificate balance is reduced to zero, all remaining funds available for distribution of principal to the principal balance certificates after the distributions to Class A-1 in clause (i) above and then (iii) to the Class A-3 certificates until their certificate balance is reduced to zero, all remaining funds available for distribution of principal to the principal balance certificates after the distributions to Class A-2 in clause (ii) above
However, if the certificate balances of each class of principal balance certificates other than the Class A-1, Class A-2 and Class A-3 certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those principal balance certificates, funds available for distributions of principal to the principal balance certificates will be distributed to the Class A-1, Class A-2 and Class A-3 certificates, pro rata, based on their respective certificate balances.
3.	Class A-1, Class A-2 and Class A-3 certificates: first, (i) up to an amount equal to, and pro rata based upon, the aggregate unreimbursed realized losses previously allocated to each such class, then (ii) interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2 and Class A-3 certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
5.	Class B certificates: (i) first, to interest on the Class B certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3 and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class B certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
6.	Class C certificates: (i) first, to interest on the Class C certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

15

STRUCTURAL OVERVIEW (continued)

Distributions

(continued)

7.	Class D certificates: (i) first, to interest on the Class D certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S, Class B and Class C certificates), to principal on the Class D certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class D certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
8.	Class E certificates: (i) first, to interest on the Class E certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C and Class D certificates), to principal on the Class E certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class E certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
9.	Class F certificates: (i) first, to interest on the Class F certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D and Class E certificates), to principal on the Class F certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class F certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
10.	Class G certificates: (i) first, to interest on the Class G certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D, Class E and Class F certificates), to principal on the Class G certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class G certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
11.	Class J certificates: (i) first, to interest on the Class J certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates), to principal on the Class J certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class J certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
12.	Class K certificates: (i) first, to interest on the Class K certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G and Class J certificates), to principal on the Class K certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class K certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
Realized Losses	The certificate balances of the principal balance certificates and outstanding balance of the VRR Interest will each be reduced without distribution on any Distribution Date as a write off to the extent of any loss realized on the mortgage loans allocated to each class of principal balance certificates or the VRR Interest, as applicable, on such Distribution Date. On each Distribution Date, the Non-VRR Percentage of any such loss realized on the mortgage loans will be applied to the principal balance certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class K certificates, then to the Class J certificates; then to the Class G certificates; then, to the Class F certificates; then, to the Class E certificates; then, to the Class D certificates; then, to the Class C

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

certificates; then, to the Class B certificates; then, to the Class A-S certificates, and, finally pro rata, to the Class A-1, Class A-2 and Class A-3 certificates, based on their then-current respective certificate balances.
The notional amount of each class of Class X certificates will be reduced to reflect reductions in the certificate balances of the related Class X certificates resulting from allocations of losses realized on the mortgage loans.

Prepayment Premiums

and Yield Maintenance

Charges	On each Distribution Date, the VRR Percentage of any yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed to the VRR Interest Owners, and the Non-VRR Percentage of any yield maintenance charge collected on the mortgage loans during the one-month period ending on the related Determination Date is required to be distributed as follows: (a) pro rata, between (i) the group (the “YM Group A”) of the Class A-1, Class A-2, Class A-3, Class A-S and Class X-A certificates, (ii) the group (the “YM Group B”) of the Class X-B and Class B certificates, and (iii) the group (together with the YM Group A and the YM Group B, the “YM Groups”) of the Class C, Class D and Class E Certificates based upon the aggregate amount of principal distributed to the classes of principal balance certificates in each YM Group on such Distribution Date; and (b) as among the respective classes of principal balance certificates in each YM Group in the following manner: (i) each class of principal balance certificates in such YM Group will be entitled to receive on each Distribution Date the portion of such yield maintenance charge in an amount equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of principal balance certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the principal balance certificates in such YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (ii) the portion of such yield maintenance charge allocated to such YM Group remaining after such distributions to the applicable classes of principal balance certificates, will be distributed to the class of Class X Certificates in such YM Group. If there is more than one class of principal balance certificates in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes, the aggregate amount of such yield maintenance charges will be allocated among all such classes of Principal Balance Certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.
No prepayment premiums or yield maintenance charges will be distributed to holders of the Class R certificates. Instead, after the notional amounts of the Class X-A and Class X-B certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D and Class E certificates have been reduced to zero, the Non-VRR Percentage of all prepayment premiums and yield maintenance charges with respect to mortgage loans allocated to the certificateholders will be distributed by the certificate administrator pro rata to holders of the Class F, Class G, Class J and Class K certificates (based on their respective Certificate Balances). For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A-1 to the Preliminary Prospectus. See also “Certain Legal Aspects of Mortgage Loans” in the Preliminary Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Certificates—Allocation of Yield Maintenance Charges and Prepayment Premiums” in the Preliminary Prospectus.
The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D and Class E certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided that if such discount rate is greater than or equal to the mortgage loan rate on such mortgage loan, but less than the pass-through rate described in the preceding sentence, the Base Interest Fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

17

STRUCTURAL OVERVIEW (continued)

Non-Serviced Loans	The Queens Center, Moffett Towers Building D, Mini Mall Self Storage, Black Spruce – Briarwood and Prospect, CBM Portfolio and ICONIQ Multifamily Portfolio mortgage loans are referred to in this Term Sheet as “non-serviced loans”. The non-serviced loans and related companion loans are being, or are expected to be, serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loans and the related companion loans will be, or are expected to be, effected in accordance with, the related Controlling PSA set forth under the “Whole Loan Summary” table above and the related co-lender agreement. Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will be governed by the related Controlling PSA and the related co-lender agreements. The Controlling PSA provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The non-serviced loans are discussed further under “—Whole Loans” below.
Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan, and, with respect to each serviced mortgage loan and serviced whole loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related serviced mortgage loan or serviced whole loan, as applicable, and, in the case of P&I advances, subject to reduction in connection with any appraisal reduction amounts that may occur. Notwithstanding the foregoing, servicing advances for the non-serviced loans will be made by the parties of, and pursuant to, the applicable Controlling PSA (as discussed under “—Whole Loans” below).
A “serviced mortgage loan” is any mortgage loan other than a non-serviced mortgage loan.

Appraisal Reduction

Amounts	An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced mortgage loan or serviced whole loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any appraisal reduction amount calculated with respect to a whole loan will be allocated, first, to any related subordinate companion loan, up to its outstanding principal balance, and then, to the related mortgage loan and pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of any non-serviced loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related Controlling PSA (as discussed under “—Whole Loans” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available to the VRR interest (to the extent of the VRR Percentage of the reduction in such P&I Advance), on the one hand, and to the most subordinate class of non-VRR certificates then-outstanding (i.e., first to the Class K certificates, then to the Class J certificates, then to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then to the Class D certificates, then to the Class C certificates, then to the Class B certificates, then to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class X-A and Class X-B certificates). In general, a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan (or whole loan, if applicable) to be a required appraisal loan.
At any time an appraisal is ordered with respect to a property that would result in an appraisal reduction amount with respect to a serviced mortgage loan or serviced whole loan, if applicable, that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Preliminary Prospectus.
Age of Appraisals	Appraisals (which can be an update of a prior appraisal) ordered under the pooling and servicing agreement for this transaction with respect to a mortgaged property are required to be no older than nine months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.
Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option,” instead defaulted loans will be sold in a process similar to the sale process for REO property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

18

STRUCTURAL OVERVIEW (continued)

Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans and all property or the issuing entity’s interest therein acquired through exercise of remedies in respect of any mortgage loan at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.
If the aggregate certificate balances and notional amounts of all certificates senior to the Class F certificates have been reduced to zero, if the master servicer has received the payment specified in the pooling and servicing agreement from the holder (or holders acting unanimously) of the remaining certificates, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates) and the RR Interest for the mortgage loans and each REO property remaining in the issuing entity.

Directing Holder /

Controlling Class

Representative	The “Directing Holder” will be: KKR CMBS IIII Aggregator Category 2 L.P.
With respect to any mortgage loan (other than any non-serviced mortgage loan and any mortgage loan for which the directing holder or controlling class representative is a borrower party) and any related serviced companion loan, the Controlling Class Representative

The “Controlling Class Representative” will be the controlling class certificateholder (or its representative) selected by more than 50% of the controlling class certificateholders (by certificate balance). The controlling class is the most subordinate class of the Class J and Class K certificates then-outstanding that has an outstanding certificate balance as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates. See “The Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.
On the Closing Date, KKR CMBS IIII Aggregator Category 2 L.P. and its affiliate will purchase the Class C, Class D, Class E, Class F, Class G, Class J and Class K certificates and, on the Closing Date, KKR CMBS IIII Aggregator Category 2 L.P.is expected to be appointed as the initial Controlling Class Representative. Affiliates of KKR CMBS IIII Aggregator Category 2 L.P. are also expected to purchase certain other classes of certificates.

Control/Consultation
Rights	The Directing Holder will have approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) for so long as no Control Termination Event exists. For so long as a Control Termination Event exists, but no Consultation Termination Event exists, the Directing Holder will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts).
Generally, a “Control Termination Event” will occur with respect to any mortgage loan and any related serviced companion loan when the Class J certificates have an outstanding certificate balance, as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is less than 25% of the initial certificate balance of that class of certificates.
So long as a Control Termination Event does not exist, the Directing Holder will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a serviced mortgage loan and any related serviced companion loan, and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a serviced mortgage loan and any related serviced companion loan, subject to the servicing standard and other restrictions as described in the Preliminary Prospectus.
Generally, a “Consultation Termination Event” will occur with respect to any mortgage loan and any related serviced companion loan when the Class J certificates have an outstanding certificate balance, without regard to the application of any appraisal reductions amounts, that is less than 25% of the initial certificate balance of that class of certificates.
Notwithstanding the foregoing, with respect to the non-serviced whole loans, so long as a Consultation Termination Event does not exist, the issuing entity will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the non-serviced whole loans and the Controlling Class Representative will be entitled to exercise such consultation rights pursuant to the terms of the related co-lender agreement, and as described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Risk Retention Consultation

Parties	Each VRR Interest Owner will have the right to appoint a risk retention consultation party. Except with respect to an excluded loan as to such parties, each risk retention consultation party will be entitled to consult with the special servicer with respect to certain material servicing actions as described in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Whole Loans	Each pari passu companion loan described below in this section “Whole Loans” is referred to in this Term Sheet as a “pari passu companion loan” and a “companion loan” and the subordinate companion loans (if any) described in this section “Whole Loans” is referred to in this Term Sheet as a “subordinate companion loan” and a “companion loan”. Each whole loan or companion loan below in this section “Whole Loans” is also referred to as a “serviced whole loan” or “serviced companion loan” at any time that the Controlling PSA is the Benchmark 2024-V12 pooling and servicing agreement (referred to as the “Benchmark 2024-V12 PSA” in this Term Sheet) and as a “non-serviced whole loan” or “non-serviced companion loan” at any time that the Controlling PSA is not the Benchmark 2024-V12 PSA. See “Whole Loan Summary” table above. Each mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Queens Center	Note	Control	Original Balance	Note Holder
	A-1-1	Yes	$50,000,000	BBCMS 2024-5C31(1)
	A-1-2	No	25,000,000	Benchmark 2024-V12
	A-1-3	No	25,000,000	DBRI
	A-1-4-1	No	16,000,000	BMO 2024-5C8
	A-1-4-2	No	4,000,000	DBRI
	A-1-5	No	15,000,000	BMO 2024-5C8
	A-1-6-1	No	7,000,000	Benchmark 2024-V12
	A-1-6-2	No	8,000,000	DBRI
	A-2-1	No	15,000,000	WFCM 2024-5C2
	A-2-2-1	No	10,000,000	Benchmark 2024-V12
	A-2-2-2	No	5,000,000	BMO 2024-5C8
	A-2-3	No	15,000,000	BMO 2024-5C8
	A-2-4-1	No	11,500,000	Benchmark 2024-V12
	A-2-4-2	No	3,500,000	GSBI
	A-2-5	No	15,000,000	GSBI
	A-2-6	No	25,000,000	GSBI
	A-3-1	No	43,000,000	BANK5 2024-5YR11
	A-3-2	No	20,000,000	BANK5 2024-5YR12
	A-3-3	No	15,000,000	WFCM 2024-5C2
	A-3-4	No	15,000,000	BANK5 2024-5YR12
	A-3-5	No	7,000,000	BANK5 2024-5YR12
	A-4-1-1	No	10,000,000	BBCMS 2024-5C31(1)
	A-4-1-2	No	5,000,000	BMO 2024-5C8
	A-4-2	No	15,000,000	BMO 2024-5C8
	A-4-3	No	15,000,000	Benchmark 2024-V12
	A-4-4-1	No	8,500,000	BMO
	A-4-4-2	No	6,500,000	Benchmark 2024-V12
	A-4-5	No	15,000,000	BMO
	A-4-6	No	25,000,000	BBCMS 2024-5C31(1)
	A-5-1	No	32,000,000	BANK5 2024-5YR11
	A-5-2	No	20,000,000	BANK5 2024-5YR12
	A-5-3	No	15,000,000	BANK5 2024-5YR12
	A-5-4	No	8,000,000	BANK5 2024-5YR12
Total			$525,000,000
(1)	The BBCMS 2024-5C31 transaction is expected to close on or prior to the Closing Date.

Hamburg Pavilion	Note	Control	Original Balance	Note Holder
	A-1	Yes	$54,500,000	Benchmark 2024-V12
	A-2	No	40,000,000	BBCMS 2024-5C31
Total			$94,500,000

Verde Apartments	Note	Control	Original Balance	Note Holder
	A-1	Yes	$48,000,000	Benchmark 2024-V12
	A-2	No	30,000,000	BBCMS 2024-5C31
Total			$78,000,000

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

20

STRUCTURAL OVERVIEW (continued)

  Whole Loans (continued)

Moffett Towers Building D	Note	Control	Original Balance	Note Holder
	A-1	Yes	$25,000,000	Benchmark 2024-V10
	A-2-1	No	7,000,000	Benchmark 2024-V10
	A-2-2	No	18,000,000	WFCM 2024-5C2
	A-3-1	No	17,500,000	WFCM 2024-5C2
	A-3-2	No	5,000,000	BMO 2024-5C6
	A-4	No	20,000,000	Benchmark 2024-V12
	A-5-1	No	14,500,000	Benchmark 2024-V10
	A-5-2	No	5,500,000	Benchmark 2024-V12
	A-6-1	No	6,000,000	Benchmark 2024-V12
	A-6-2	No	5,000,000	BMO 2024-5C6
	A-7	No	10,000,000	BMO 2024-5C6
	A-8	No	5,000,000	BMO 2024-5C6
	A-9	No	4,000,000	WFCM 2024-5C2
	A-10	No	2,500,000	WFCM 2024-5C2
Total			$145,000,000

Mini Mall Self Storage	Note	Control	Original Balance	Note Holder
	A-1-A	Yes	$34,500,000	WFCM 2024-5C2
	A-1-B	No	52,500,000	WFB
	A-1-C	No	3,000,000	WFB
	A-2-A	No	17,250,000	WFCM 2024-5C2
	A-2-B	No	27,750,000	Benchmark 2024-V12
	A-3-A	No	18,750,000	JPM
	A-3-B	No	17,250,000	WFCM 2024-5C2
	A-3-C	No	9,000,000	JPM
Total			$180,000,000

Black Spruce – Briarwood and Prospect	Note	Control	Original Balance	Note Holder
	A-1	Yes	$64,000,000	BMO 2024-5C8
	A-2	No	27,230,000	Benchmark 2024-V12
Total			$91,230,000

CBM Portfolio	Note	Control	Original Balance	Note Holder
	A-1	Yes	$55,000,000	COMM 2024-CBM
	A-2-1	No	115,000,000	COMM 2024-CBM
	A-2-2-1	No	30,000,000	Benchmark 2024-V12
	A-2-2-2	No	20,000,000	GACC
	B	No	457,000,000	COMM 2024-CBM
Total			$677,000,000

ICONIQ Multifamily Portfolio	Note	Control	Original Balance	Note Holder
	A-1	No	$119,000,000	ICNQ 2024-MF
	A-2	No	$45,500,000	BMO 2024-5C8
	A-3-1	No	$20,000,000	Benchmark 2024-V12
	A-3-2	No	$20,000,000	BBCMS 2024-5C31
	A-3-3	No	$5,500,000	BMO 2024-5C8
	A-4	No	$51,000,000	ICNQ 2024-MF
	A-5	No	$26,000,000	WFCM 2024-5C2
	A-6	No	$13,000,000	BMO 2024-5C8
	B-1	Yes	$157,500,000	ICNQ 2024-MF
	B-2	No	$67,500,000	ICNQ 2024-MF
Total			$525,000,000

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

21

STRUCTURAL OVERVIEW (continued)

Servicing Standard	Each of the serviced mortgage loans and serviced whole loans will be serviced by the master servicer and the special servicer pursuant to the terms of the Benchmark 2024-V12 PSA. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders and the RR Interest Owner (and, in the case of a serviced whole loan, the holder(s) of the related serviced companion loan(s)) as a collective whole as if such certificateholders and the RR Interest Owner (and, if applicable, such companion loan holder), constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)). The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure) in accordance with the Mortgage Loan documents or, in the event the Mortgage Loan documents are silent, by using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.
“Calculation Rate” means:
(a)	for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and
(b)	for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal) of the related mortgaged property.

Termination of

Special Servicer	Except as limited by certain conditions described in the Preliminary Prospectus and subject to the rights of the holder of any related Companion Loan under the related Co-Lender Agreement, prior to the occurrence and continuance of a Control Termination Event, the Directing Holder may replace the special servicer, with or without cause, at any time.
If at any time a Control Termination Event is continuing, the holders of the principal balance certificates and the Class RR certificates may generally replace the special servicer without cause, as described in this paragraph. The holders of at least 25% of the voting rights of the principal balance certificates and the Class RR certificates may request a vote to replace the special servicer (other than with respect to a non-serviced whole loan). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of principal balance certificates and the Class RR certificates evidencing (a) at least 75% of a Quorum, or (b) more than 50% of the aggregate voting rights of each class of Non-Reduced Interests vote affirmatively to so replace the special servicer.
A “Quorum” means, in connection with any solicitation of votes in connection with the replacement of the special servicer described above or the asset representations reviewer described below, the holders of voting rights evidencing at least 75% of the aggregate voting rights (taking into account the application of realized losses and, other than with respect to the termination of the asset representations reviewer, the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) of all principal balance certificates and the Class RR certificates on an aggregate basis.
If, during the continuance of a Control Termination Event, the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, and (2) the replacement of the special servicer would be in the best interest of the certificateholders and the RR Interest Owner as a collective whole, the operating advisor will be have the right to recommend the replacement of the special servicer. The operating advisor’s recommendation to replace the special servicer must be confirmed within 180 days after the notice is posted to the certificate administrator’s website by an affirmative vote of holders of certificates representing at least a majority of the voting rights (taking into account the application of appraisal reduction amounts to notionally reduce the respective certificate balances) of all principal balance certificates and the Class RR certificates whose holders voted on the matter; provided that holders of principal balance certificates and the Class RR certificates that so voted on the matter (i) hold principal balance certificates and Class RR certificates representing at least 20% of the aggregate voting rights (taking into account the application of any appraisal reduction amounts to notionally reduce the respective certificate balances) of all principal balance certificates and Class RR certificates on an aggregate basis and (ii) consist of at least three certificateholders or certificate owners that are not affiliated with each other.
If the special servicer obtains knowledge that it has become a “borrower party” (as described in the Preliminary Prospectus) with respect to a mortgage loan or whole loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan or whole loan. Subject to certain limitations described in the Preliminary Prospectus, the applicable Directing Holder (so long as it is not itself a borrower party and so long as no Control Termination Event has occurred and is continuing) will be entitled to appoint a replacement special servicer for that mortgage loan or whole loan. If the Directing Holder is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the Benchmark 2024-V12 PSA.

Servicing Compensation	Modification Fees: With respect to the serviced mortgage loans and serviced companion loans certain fees resulting from modifications, extensions, amendments, waivers or other changes to the terms of the loan documents, as more

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

22

STRUCTURAL OVERVIEW (continued)

Servicing Compensation (continued)	fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or the special servicer. Within any prior 12 month period, all excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified whole loan, if applicable).
Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced mortgage loan but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses that are still outstanding on the related serviced mortgage loan, and any excess received with respect to a serviced mortgage loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.
Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each serviced mortgage loan that is a specially serviced loan and any REO property and, in certain circumstances, each serviced mortgage loan that is not a specially serviced mortgage loan, subject in any case to a minimum liquidation fee of $25,000. For any serviced mortgage loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced mortgage loan within 90 days of the maturity default.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

23

STRUCTURAL OVERVIEW (continued)

Operating Advisor	The operating advisor will have access to any final asset status report and information available with respect to the transaction on the certificate administrator’s website and will have certain monitoring responsibilities on behalf of the entire issuing entity. During the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, the RR Interest Owner, and, in the case of a serviced whole loan, the related companion loan holder(s), as a collective whole, as if those certificateholders, the RR Interest Owner and, if applicable, such companion loan holder(s) constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)).

The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Interests vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Interests that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Interests have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. The specified delinquency threshold will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding certificate balance of such delinquent loans in the aggregate constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period. The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders evidencing not less than 25% of the voting rights (taking into account realized losses, but without regard to the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice to all certificateholders and the asset representations reviewer of such request by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the written direction of holders of voting rights evidencing more than 75% of a Quorum, the Trustee will terminate all of the rights and obligations of the asset representations reviewer under the pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

24

STRUCTURAL OVERVIEW (continued)

Dispute Resolution

Provisions	Each mortgage loan seller will be subject to the dispute resolution provisions set forth in the pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by such mortgage loan seller and such mortgage loan seller will be obligated under the mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result. Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such repurchase request, then the enforcing servicer will be required to send a notice to the initial requesting holder (if any) indicating the enforcing servicer’s intended course of action with respect to the repurchase request. If (a) the enforcing servicer’s intended course of action with respect to the repurchase request does not involve pursuing further action to exercise rights against the related mortgage loan seller with respect to the repurchase request and the initial requesting holder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the repurchase request but the initial requesting holder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting holder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration.
“Resolved” means, with respect to a repurchase request, (i) that the related material defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the related mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles such mortgage loan seller’s obligations under the mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the pooling and servicing agreement. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:
—all special notices delivered.
—summaries of final asset status reports.
—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.
—an “Investor Q&A Forum” and a voluntary investor registry

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

25

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 1 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 49.5% 1.84x 10.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

26

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 1 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 49.5% 1.84x 10.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

27

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 1 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 49.5% 1.84x 10.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

28

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 1 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 49.5% 1.84x 10.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

29

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 1 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 49.5% 1.84x 10.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

30

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 1 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 49.5% 1.84x 10.2%

Mortgage Loan Information		Property Information
Loan Sellers:	GACC, GSMC, BMO	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Retail – Super Regional Mall
Borrower Sponsor(s):	The Macerich Partnership, L.P.	Collateral(4):	Fee / Leasehold
Borrower(s):	Queens Center SPE LLC and Queens Center Pledgor LLC	Location:	Elmhurst, NY
Original Balance(1):	$75,000,000	Year Built / Renovated:	1973 / 2004
Cut-off Date Balance(1):	$75,000,000	Property Management:	Macerich Property Management Company, LLC
% by Initial UPB:	9.97%	Size(5):	412,033 SF
Interest Rate:	5.37000%	Appraised Value / Per SF:	$1,060,000,000 / $2,573
Note Date:	October 28, 2024	Appraisal Date:	September 19, 2024
Original Term:	60 months	Occupancy:	95.4% (as of October 7, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	95.8%
Original Amortization:	NAP	Underwritten NOI:	$53,620,566
Interest Only Period:	60 months	Underwritten NCF:	$52,532,319
First Payment Date:	December 6, 2024
Maturity Date:	November 6, 2029	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	$49,730,304 (TTM September 30, 2024)
Additional Debt Balance(1):	$450,000,000	2023 NOI:	$52,482,275
Call Protection(2):	L(25),DorYM1(28),O(7)	2022 NOI:	$55,476,544
Lockbox / Cash Management:	Hard / Springing	2021 NOI:	$51,866,594
Reserves(3)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$1,274
Taxes:	$0	Springing	NAP	Maturity Date Loan / SF:	$1,274
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	49.5%
Replacement Reserves:	$0	Springing	$206,017	Maturity Date LTV:	49.5%
TI / LC:	$0	Springing	$641,476	UW NOI DY:	10.2%
Other:	$12,211,534	$0	NAP	UW NCF DSCR:	1.84x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$525,000,000	85.2%	Loan Payoff	$601,802,949	97.7%
Borrower Sponsor Equity	$91,238,851	14.8%	Reserves	$12,211,534	2.0%
			Closing Costs	$2,224,368	0.4%
Total Sources	$616,238,851	100.0%	Total Uses	$616,238,851	100.0%
(1)	The Queens Center Mortgage Loan (as defined below) is part of the Queens Center Whole Loan (as defined below), which is comprised of 33 pari passu promissory notes with an aggregate original principal balance of $525,000,000. The Financial Information in the chart above is based on the Queens Center Whole Loan. See “—The Loan” below.
(2)	The lockout period will be at least 25 payment dates beginning with and including the first payment date on December 6, 2024. Defeasance of the Queens Center Whole Loan in full is permitted at any time after the earlier to occur of (i) November 6, 2027 and (ii) the date that is two years from the closing date of the securitization that includes the last pari passu note to be securitized (the “Lockout Release Date”). In addition, on any business day from and after the Lockout Release Date, voluntary prepayment of the Queens Center Whole Loan is permitted in whole (but not in part), together with, if such voluntary prepayment occurs prior to the monthly payment date that occurs in May 2029, a prepayment fee equal to the greater of (x) 1.00% of the principal amount of the Queens Center Whole Loan being prepaid and (y) a yield maintenance premium. The assumed lockout period of 25 payments is based on the anticipated closing date of the Benchmark 2024-V12 securitization in December 2024. The actual lockout period may be longer.
(3)	Please see “—Initial and Ongoing Reserves” below for further discussion of reserve information.
(4)	See “—Ground Lease” below.
(5)	Size is exclusive of 556,724 square feet associated with Macy’s and JCPenney, both of which are non-collateral anchor tenants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

31

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 1 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 49.5% 1.84x 10.2%

The Loan. The largest mortgage loan (the “Queens Center Mortgage Loan”) is part of a whole loan (the “Queens Center Whole Loan”) evidenced by 33 pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $525,000,000. The Queens Center Whole Loan is secured by the borrowers’ fee and leasehold interests in a 412,033 square foot retail property located in Elmhurst, New York (the “Queens Center Property”) as well as the Pledgor Borrower’s (as defined below) membership interest in the Property Borrower (as defined below). The Queens Center Mortgage Loan is evidenced by the non-controlling Notes A-1-2, A-1-6-1, A-2-2-1 ,A-2-4-1, A-4-3 and A-4-4-2 with an aggregate outstanding principal balance as of the Cut-off Date of $75,000,000. The Queens Center Whole Loan was originated by German American Capital Corporation (“GACC”), Goldman Sachs Bank USA (“GSBI”), JPMorgan Chase Bank, National Association (“JPMCB”), Bank of Montreal (“BMO”) and Morgan Stanley Bank, N.A. (“MSBNA”). GACC is selling Note A-1-2 and Note A-1-6-1 with an aggregate outstanding principal balance as of the Cut-off Date of $32,000,000. GSBI is selling Note A-2-2-1 and Note A-2-4-1 with an aggregate outstanding principal balance as of the Cut-off Date of $21,500,000. BMO is selling Note A-4-3 and Note A-4-4-2 with an aggregate outstanding principal balance as of the Cut-off Date of $21,500,000.

The relationship between the holders of the Queens Center Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Queens Center Whole Loan will be serviced pursuant to the pooling and servicing agreement for the BBCMS 2024-5C31 securitization trust. See “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

32

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 1 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 49.5% 1.84x 10.2%

The table below identifies the promissory notes that comprise the Queens Center Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-1	$50,000,000	$50,000,000	BBCMS 2024-5C31(2)	Yes
A-1-2	$25,000,000	$25,000,000	Benchmark 2024-V12	No
A-1-3(1)	$25,000,000	$25,000,000	DBRI	No
A-1-4-1	$16,000,000	$16,000,000	BMO 2024-5C8(3)	No
A-1-4-2(1)	$4,000,000	$4,000,000	DBRI	No
A-1-5	$15,000,000	$15,000,000	BMO 2024-5C8(3)	No
A-1-6-1	$7,000,000	$7,000,000	Benchmark 2024-V12	No
A-1-6-2(1)	$8,000,000	$8,000,000	DBRI	No
A-2-1	$15,000,000	$15,000,000	WFCM 2024-5C2	No
A-2-2-1	$10,000,000	$10,000,000	Benchmark 2024-V12	No
A-2-2-2	$5,000,000	$5,000,000	BMO 2024-5C8(3)	No
A-2-3	$15,000,000	$15,000,000	BMO 2024-5C8(3)	No
A-2-4-1	$11,500,000	$11,500,000	Benchmark 2024-V12	No
A-2-4-2(1)	$3,500,000	$3,500,000	GSBI	No
A-2-5(1)	$15,000,000	$15,000,000	GSBI	No
A-2-6(1)	$25,000,000	$25,000,000	GSBI	No
A-3-1	$43,000,000	$43,000,000	BANK5 2024-5YR11	No
A-3-2	$20,000,000	$20,000,000	BANK5 2024-5YR12	No
A-3-3	$15,000,000	$15,000,000	WFCM 2024-5C2	No
A-3-4	$15,000,000	$15,000,000	BANK5 2024-5YR12	No
A-3-5	$7,000,000	$7,000,000	BANK5 2024-5YR12	No
A-4-1-1	$10,000,000	$10,000,000	BBCMS 2024-5C31(2)	No
A-4-1-2	$5,000,000	$5,000,000	BMO 2024-5C8(3)	No
A-4-2	$15,000,000	$15,000,000	BMO 2024-5C8(3)	No
A-4-3	$15,000,000	$15,000,000	Benchmark 2024-V12	No
A-4-4-1(1)	$8,500,000	$8,500,000	BMO	No
A-4-4-2	$6,500,000	$6,500,000	Benchmark 2024-V12	No
A-4-5(1)	$15,000,000	$15,000,000	BMO	No
A-4-6	$25,000,000	$25,000,000	BBCMS 2024-5C31(2)	No
A-5-1	$32,000,000	$32,000,000	BANK5 2024-5YR11	No
A-5-2	$20,000,000	$20,000,000	BANK5 2024-5YR12	No
A-5-3	$15,000,000	$15,000,000	BANK5 2024-5YR12	No
A-5-4	$8,000,000	$8,000,000	BANK5 2024-5YR12	No
Total	$525,000,000	$525,000,000
(1)	Expected to be contributed to one or more future securitization transactions.
(2)	The BBCMS 2024-5C31 transaction is expected to close on or about December 19, 2024.
(3)	The BMO 2024-5C8 transaction is expected to close on or about December 19, 2024.

The Property. Built in 1973 and renovated in 2004, Queens Center (the “Queens Center Mall”) is a 968,757 square foot (412,033 collateral square feet) super regional mall located in Elmhurst, New York situated on an 11.21-acre parcel with 8.41 acres of owned acreage and 1,903 parking spaces. Of the 968,757 total square feet, 412,033 square feet constitutes the collateral for the Queens Center Whole Loan, with the remaining non-collateral areas of the Queens Center Mall occupied by Macy’s and JCPenney and owned by third parties.

Representing the sole enclosed super-regional shopping center in Queens, the Queens Center Mall attracts 9.4 million visitors annually and has a trade area of 2.4 million people as of 2022. The Queens Center Mall has historically benefited from high tenant demand with occupancy averaging nearly 99% over the last 10 years. Further, the Queens Center Property is currently 95.4% leased and features a mix of 120 national and regional tenants. Since 2022, the borrower sponsor has been able to re-tenant or renew over 60% of the collateral

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

33

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 1 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 49.5% 1.84x 10.2%

square feet. Recently, the borrower sponsor has leased to several new tenants including Primark (54,832 square feet), ZARA (36,463 square feet) and H&M (19,694 square feet).

The Queens Center Mall was originally acquired by the borrower sponsor in 1995. In 2004, the borrower sponsor invested $275.0 million to fully redevelop and expand the Queens Center Property. The expansion featured the addition of 250,000 in-line square feet and JCPenney’s development of an approximately 204,000 square foot box, which JCPenney subsequently sold to Ashkenazy Acquisition Corporation in January 2022. Since 2019, the borrowers have invested $65.2 million in leasing capital, common area renovations and operational upgrades with plans to invest an additional $13.0 million by the end of 2024 (such additional investment is not required or reserved for under the Queens Center Whole Loan documents). Of the $78.2 million spent or budgeted from 2019 through year end 2024, $15.2 million has been allocated toward buildout of ZARA’s new 36,463 square foot store, which combined 10 in-line units across two floors. Furthermore, The Macerich Company (“Macerich”) has invested $19.7 million and $6.3 million in tenant allowances and buildout costs for Primark (54,832 square feet) and H&M (19,694 square feet), respectively.

According to the appraisal, the Queens Center Mall is a top-producing center in New York City, attracting significant foot traffic and generating over $500 million in annual sales. The Queens Center Mall’s sales PSF are significantly higher than the national average, with comparable mall shop sales reported at $1,731 PSF ($1,165 PSF excluding Apple). According to the borrower sponsor, as of TTM July 2024, the non-collateral Macy’s and JCPenney reported annual sales of $132,000,000 and $26,000,000, respectively.

Major Tenants. The four largest tenants by underwritten base rent at Queens Center Property are Primark, American Eagle Outfitters, H&M and ZARA.

Primark (54,832 square feet; 13.3% of NRA; 5.6% of underwritten base rent). Founded in 1969, Primark is an international fashion retailer that offers affordable fashion, home goods and accessories. Primark operates over 450 stores across 17 countries across Europe and the United States. The Queens Center Property hosts Primark’s newest location in the Tri-State area. Primark is in occupancy, having taken possession of its space in December 2024. Primark’s lease expires in January 2035, with two, five-year extension options remaining and a termination option in the event that gross sales between December 2027 and November 2028 do not exceed $23,000,000, provided Primark gives notice within 90 days following November 30, 2028.

American Eagle Outfitters (10,268 square feet; 2.5% of NRA; 3.4% of underwritten base rent). Founded in 1977, American Eagle Outfitters is a global specialty retailer that offers various types of apparel, intimates, activewear, accessories and personal care products. With over 1,000 stores worldwide, American Eagle Outfitters focuses on providing a unique shopping experience for the 15 to 25 year-old consumer demographic. American Eagle Outfitters reported annual sales for the TTM July 2024 period of $10,541,311 ($1,027 PSF). American Eagle Outfitters’ lease at the Queens Center Property expires in September 2032 and has no extension or termination options.

ZARA (36,463 square feet; 8.8% of NRA; 3.2% of underwritten base rent). Founded in 1974, ZARA is an international fashion retailer and part of the Inditex Group. ZARA operates approximately 3,000 stores in 96 countries, offering a wide range of fashion-forward apparel. ZARA’s forecasted reported annual sales for the TTM July 2024 period are $23,559,201 ($646 PSF). ZARA’s lease at the Queens Center Property expires in November 2033, with one, five-year extension option remaining and a termination option effective either (i) December 31, 2028 or (ii) May 31, 2031, in each case upon 270 days’ prior notice and payment of a termination fee.

H&M (19,694 square feet; 4.8% of NRA; 2.8% of underwritten base rent). Founded in 1947, H&M, part of the H&M Group, is a global fashion retailer offering a broad range of clothing and accessories for men, women and children. H&M has over 3,800 stores across 77 markets worldwide and is known for its commitment to affordable fashion. H&M’s lease at the Queens Center Property expires in January 2035, with two, four-year extension options remaining and a termination option if its gross sales (i) between January 2028 and December 2028 do not exceed $16,000,000 or (ii) between January 2031 and December 2031 do not exceed $18,000,000, in each case, provided H&M gives notice within 120 days following such period.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

34

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 1 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 49.5% 1.84x 10.2%

The following table presents certain information relating to the sales history for the Queens Center Property:

Comparable Sales History(1)
	2019	2021	2022	2023	TTM July 2024
Comparable Inline (<10,000 SF) Sales PSF	$1,581	$1,615	$1,717	$1,751	$1,731
Comparable Inline (<10,000 SF excluding Apple) Sales PSF	$1,145	$1,122	$1,189	$1,147	$1,165
Comparable Inline (<10,000 SF excluding Apple) Occupancy Cost(2)	22.5%	21.7%	21.1%	22.8%	22.1%
Non-collateral Anchor Sales(3)	$173,300,000	$159,700,000	$164,000,000	$164,000,000	$158,000,000
Comparable Total Queens Center Mall Sales	$616,120,375	$536,343,372	$561,506,309	$562,896,033	$533,839,416
(1)	All sales information presented above is based upon information provided by the borrower sponsor. In certain instances, sales figures represent estimates because the tenants are not required to report, or otherwise may not have reported sales information on a timely basis. Further, because sales are self-reported, such information is not independently verified by the borrower sponsor. 2020 numbers are excluded due to the COVID-19 pandemic.
(2)	Occupancy Cost is calculated based on gross sales divided by the sum of (i) contractual rent and (ii) reimbursements, each based on the underwritten rent roll dated October 7, 2024.
(3)	Includes sales of Macy’s and JCPenney, both of which are non-collateral anchors, as provided by the borrower sponsor.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

35

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 1 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 49.5% 1.84x 10.2%

The following table presents certain information relating to the major tenants at the Queens Center Property:

Top Tenant Summary(1)
Tenant	Ratings Moody’s/S&P/Fitch(2)	Net Rentable Area (SF)	% of Total NRA	U/W Base Rent	UW Base Rent PSF	% of Total UW Base Rent	Lease Exp. Date	Termination Option (Y/N)
Major Tenants
Primark(3)	NR/NR/NR	54,832	13.3%	$2,967,306	$54.12	5.6%	1/31/2035	Y
ZARA(4)	NR/NR/NR	36,463	8.8%	$1,700,000	$46.62	3.2%	11/30/2033	Y
H&M(5)	NR/NR/NR	19,694	4.8%	$1,477,050	$75.00	2.8%	1/31/2035	Y
American Eagle Outfitters	NR/NR/NR	10,268	2.5%	$1,773,181	$172.69	3.4%	9/30/2032	N
Subtotal/Wtd. Avg.		121,257	29.4%	$7,917,537	$65.30	15.0%
Select In-Line < 10,000 SF
Apple Store	Aaa/AA+/NR	8,706	2.1%	$1,558,044	$178.96	3.0%	7/31/2025	N
Finish Line	NR/NR/NR	8,625	2.1%	$1,669,923	$193.61	3.2%	8/31/2025	N
Adidas(7)	NR/NR/NR	8,183	2.0%	$1,104,705(6)	$135.00	2.1%	1/31/2029	N
The Cheesecake Factory	NR/NR/NR	8,077	2.0%	$848,085	$105.00	1.6%	1/31/2037	N
Hollister Co.	NR/NR/NR	8,028	1.9%	$879,028	$109.50	1.7%	1/31/2027	N
Victoria’s Secret	NR/NR/NR	7,767	1.9%	$1,285,796	$165.55	2.4%	1/31/2033	N
Subtotal/Wtd. Average		49,386	12.0%	$7,345,580	$148.74	13.9%
Other Tenants		222,284	53.9%	$37,530,596	$168.84	71.1%
Occupied Collateral Total		392,927	95.4%	$52,793,713	$134.36	100.0%
Vacant Space(8)		19,106	4.6
Collateral Total		412,033	100.0%

(1)	Based on the underwritten rent roll dated as of October 7, 2024 and exclusive of 556,724 square feet associated with Macy’s and JCPenney, both of which are non-collateral anchors.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Primark has the right to terminate its lease if its gross sales between December 2027 and November 2028 do not exceed $23,000,000, provided it gives notice within 90 days following November 30, 2028, and pays a termination fee .
(4)	ZARA has the right to terminate its lease effective either (i) December 31, 2028 or (ii) May 31, 2031, in each case upon 270 days’ prior notice and payment of a termination fee.
(5)	H&M has the right to terminate its lease if its gross sales (i) between January 2028 and December 2028 do not exceed $16,000,000 or (ii) between January 2031 and December 2031 do not exceed $18,000,000, in each case, provided that it gives notice within 120 days following such period and pays a termination fee.
(6)	During the period commencing January 2024 and continuing through December 2024, in lieu of fixed minimum rent and percentage rent set forth in the lease, Adidas pays reduced monthly rent in the amount of (a) $92,058.75 plus (b) the product obtained by multiplying 6% by annual gross sales in excess of $14,452,452.47.
(7)	If Adidas’ gross sales for calendar year 2024 (the “Test Period”) do not exceed $7,000,000, anytime during the 60-day period immediately following the Test Period, Adidas will have the one-time right to terminate its lease upon 90 days’ prior written notice and the payment of a termination fee. Adidas’ sales for the TTM July 2024 period were $5,438,309.
(8)	Vacant includes 8,351 square feet currently occupied by tenants known to be vacating that is underwritten as vacant. The Queens Center Property was 97.4% physically occupied inclusive of such tenants as of October 7, 2024.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

36

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 1 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 49.5% 1.84x 10.2%

The following table presents certain information relating to the lease rollover schedule at the Queens Center Property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA(3)	% of Owned GLA(3)	Cumulative % of Owned GLA(3)	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2024 & MTM	21,754	5.3%	5.3%	$4,334,114	8.2%	$199.23	10
2025	77,642	18.8%	24.1%	$9,690,548	18.4%	$124.81	28
2026	37,142	9.0%	33.1%	$7,896,124	15.0%	$212.59	17
2027	25,249	6.1%	39.3%	$3,456,921	6.5%	$136.91	13
2028	19,816	4.8%	44.1%	$3,090,862	5.9%	$155.98	11
2029	32,294	7.8%	51.9%	$6,424,947	12.2%	$198.95	16
2030	8,572	2.1%	54.0%	$1,167,451	2.2%	$136.19	5
2031	389	0.1%	54.1%	$175,873	0.3%	$452.12	1
2032	11,788	2.9%	56.9%	$1,966,221	3.7%	$166.80	2
2033	52,114	12.6%	69.6%	$3,599,219	6.8%	$69.06	8
2034	12,981	3.2%	72.7%	$3,290,888	6.2%	$253.52	10
2035 & Thereafter	93,186	22.6%	95.4%	$7,700,543	14.6%	$82.64	8
Vacant	19,106	4.6%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	412,033	100.0%		$52,793,713	100.0%	$134.36	129
(1)	Based on the underwritten rent roll as of October 7, 2024.
(2)	Certain tenants may have lease termination options that were not taken into account in the Lease Rollover Schedule.
(3)	Expiring Owned GLA, % of Owned GLA and Cumulative % of Owned GLA are exclusive of 556,724 square feet associated with Macy’s and JCPenney, both of which are non-collateral anchor tenants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

37

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 1 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 49.5% 1.84x 10.2%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Queens Center Property:

Cash Flow Analysis
	2019	2020	2021	2022	2023	TTM 9/30/2024	U/W(1)	U/W Per SF
Rents in Place(3)	$67,057,833	$59,301,650	$52,916,768	$51,918,944	$52,818,458	$51,520,695	$52,793,713	$128.13
Rent Steps	$0	$0	$0	$0	$0	$0	$1,247,807	$3.03
Vacant Income	$0	$0	$0	$0	$0	$0	$4,370,011	$10.61
Gross Potential Income	$67,057,833	$59,301,650	$52,916,768	$51,918,944	$52,818,458	$51,520,695	$58,411,531	$141.76
Reimbursements	$30,790,847	$29,765,742	$27,453,264	$29,305,910	$29,580,066	$30,900,451	$31,470,373	$76.38
Percentage Rent	$87,927	$284,409	$1,504,768	$1,176,649	$211,061	$4,663	$0	$0.00
Other Income(2)	$18,077,641	$9,515,462	$14,790,599	$20,746,611	$16,405,772	$15,580,030	$15,262,235	$37.04
Net Rental Income	$116,014,248	$98,867,263	$96,665,399	$103,148,114	$99,015,357	$98,005,839	$105,144,139	$255.18
(Vacancy/Bad Debt)(3)	($482,316)	($7,429,704)	$3,086,693	($396,362)	$285,757	($1,035,603)	($4,370,011)	(10.61)
Effective Gross Income	$115,531,932	$91,437,559	$99,752,092	$102,751,752	$99,301,114	$96,970,236	$100,774,128	$244.58
Real Estate Taxes	$28,285,488	$29,999,255	$29,577,588	$27,309,540	$26,831,221	$26,587,630	$26,925,545	$65.35
Insurance	$254,934	$356,236	$424,981	$453,227	$419,257	$486,435	$531,957	$1.29
Management Fee	$1,106,734	$952,496	$923,502	$1,003,129	$876,335	$860,247	$1,000,000	$2.43
Ground Rent Expense	$441,719	$441,719	$461,478	$471,358	$471,358	$502,544	$608,041	1.48
Other Operating Expenses	$17,087,387	$11,923,051	$16,497,949	$18,037,954	$18,220,668	$18,803,076	$18,088,019	$43.90
Total Expenses	$47,176,262	$43,672,757	$47,885,498	$47,275,208	$46,818,839	$47,239,932	$47,153,562	$114.44
Net Operating Income	$68,355,670	$47,764,802	$51,866,594	$55,476,544	$52,482,275	$49,730,304	$53,620,566	$130.14
Capital Expenditures	$0	$0	$0	$0	$0	$0	$119,490	$0.29
TI/LC	$0	$0	$0	$0	$0	$0	$968,757	$2.35
Net Cash Flow(4)	$68,355,670	$47,764,802	$51,866,594	$55,476,544	$52,482,275	$49,730,304	$52,532,319	$127.50

Occupancy	98.9%	97.9%	97.6%	98.7%	98.9%	95.4%	95.8%
NCF DSCR(5)	2.39x	1.67x	1.81x	1.94x	1.84x	1.74x	1.84x
NOI Debt Yield(5)	13.0%	9.1%	9.9%	10.6%	10.0%	9.5%	10.2%
(1)	Based on the underwritten rent roll dated October 7, 2024.
(2)	Other Income is based on the borrower sponsor’s budget and includes income from parking, business development/advertising, specialty leasing, overage rent and other miscellaneous income.
(3)	Vacancy/Bad Debt reflects bad debt for historical periods and vacancy for U/W. Positive periods reflect recovery of bad debt.
(4)	The decrease in Net Cash Flow from 2019 to 2020 and subsequent increase from 2020 to 2021 is primarily attributable to impacts from the COVID-19 pandemic.
(5)	Debt service coverage ratios and debt yields are based on the Queens Center Whole Loan.

Appraisal. According to the appraisal, the Queens Center Property had an “as-is” appraised value of $1,060,000,000 as of September 19, 2024. The table below shows the appraisal’s “as-is” conclusions.

Property	Appraised Value(1)	Capitalization Rate(2)
Queens Center	$1,060,000,000	5.25%
(1)	Source: Appraisal.
(2)	The appraisal used a discounted cash flow approach to arrive at the appraised value. The capitalization rate shown above represents the overall capitalization rate.

Environmental Matters. According to the Phase I environmental site assessment dated October 18, 2024, there was no evidence of any recognized environmental conditions at the Queens Center Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

38

Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 1 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 49.5% 1.84x 10.2%

The Market. The Queens Center Property is located in the Elmhurst neighborhood of Queens, New York. Elmhurst is a densely populated area with a mix of residential and commercial developments. The neighborhood is well-connected via public transportation, including the Long Island Rail Road and New York City subway system, providing access to Manhattan and other parts of New York City. The area is characterized by a diverse population and a variety of housing types, including multi-tenant rentals and cooperative apartments. In 2023, the average household income within a one-, three- and five-mile radius was $86,791, $92,204 and $98,765, respectively. In 2023, the population within the same radii was 191,469, 907,210 and 2,357,847, respectively.

The Queens Center Mall benefits from its location and strong tenant mix, making it a key retail center in the region. Notably, Apple is a significant draw, with TTM July 2024 sales of approximately $130 million. According to the appraisal, the Queens Retail market, as of the second quarter of 2024, had a total inventory of approximately 5.7 million square feet with an 11.3% vacancy rate.

As the only enclosed super regional shopping center in Queens County, the Queens Center Property serves a trade area of 2.4 million people and approximately 861,000 households. Queens County spans 108.1 square miles and is home to 2.4 million residents, making Queens the fourth densest county in the United States. The Queens Center Mall’s trade area is characterized by a dynamic and culturally rich population with an average household income of approximately $104,000. The Queens Center Mall has four power centers and four super-regional retail centers in its market; however, the Queens Center Mall offers superior access via car, bus, subway or foot, as it is located adjacent to a highly trafficked subway station and the intersection of Queens Boulevard, Woodhaven Boulevard and the Long Island Expressway.

The following table presents certain information relating to the appraisal’s market rent conclusions for the Queens Center Property:

Market Rent Summary(1)
	Market Rent (PSF)	Lease Term (Yrs.)	Rent Increase Projections	New Tenant Improvements PSF	Renewal Tenant Improvements PSF
0 – 1,000 SF	$225.00	5	3% per annum	$100.00	$25.00
1,001 – 2,000 SF	$200.00	5	3% per annum	$100.00	$25.00
2,001 – 3,000 SF	$200.00	5	3% per annum	$100.00	$25.00
3,001 – 5,000 SF	$175.00	5	3% per annum	$100.00	$25.00
5,001 – 7,500 SF	$150.00	10	3% per annum	$100.00	$25.00
7,501+ SF	$150.00	10	3% per annum	$100.00	$25.00
Jewelry	$400.00	10	3% per annum	$100.00	$25.00
Food Court	$410.00	10	3% per annum	$250.00	$75.00
Kiosk 0-100 SF	$2,000.00	5	3% per annum	$0.00	$0.00
Kiosk 100+ SF	$650.00	5	3% per annum	$0.00	$0.00
Major	$75.00	10	10% in Year 6	$100.00	$25.00
Junior Anchor	$50.00	10	10% in Year 6	$100.00	$25.00
(1)	Information obtained from the appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 1 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 49.5% 1.84x 10.2%

The table below presents certain information relating to retail centers comparable to the Queens Center Property identified by the appraisal:

Competitive Set(1)
Property Name	Year Built/Renovated	Total NRA	Total Occupancy	Anchor / Major Tenants	Distance to Queens Center Property
Queens Center	1973 / 2004	412,033(2)	95.4%(2)	Primark, ZARA(2)	NAP
Queens Place Retail Center	1965 / 1999, 2001	445,953	96.0%	Target, Macy’s Furniture Store, DSW Shoes, Best Buy, Lidl	One Block North
Rego Park Center I	1996 / 2005	342,869	75.0%	Burlington, Marshalls	Two Blocks South
Rego Park Center II	2010 / NAP	616,820	100.0%	Costco, At Home, Aldi, Petco, TJ Maxx	Two Blocks South
The Shops at Atlas Park	2006 / NAP	372,000	95.0%	Ashley Furniture, Forever 21, HomeGoods, NYSC, Regal Cinemas, Ulta, TJ Maxx	1.8 Miles South
Kings Plaza(3)	1969 / 2018	1,146,035	88.0%	Burlington, Lowe’s, Macy’s, Target, Primark	10.0 Miles South
Green Acres Mall(3)	1956 / 2016	2,075,000	93.0%	Macy’s, Kohl’s, Primark	11.0 Miles Southeast
Staten Island Mall(3)	1972 / 2018	1,700,000	94.0%	Primark, JC Penney, Macy’s, Lidl, AMC Theatres	22.0 Miles Southwest
Roosevelt Field	1956 / 2014	2,330,000	98.0%	Bloomingdale’s, JC Penney, Primark, Macy’s, Nordstrom, Dick’s Sporting Goods, Neiman Marcus	15.0 Miles East
Weighted Average			93.9%(4)
(1)	Information obtained from the appraisal, unless otherwise specified.
(2)	Based on the underwritten rent roll dated as of October 7, 2024 and does not include 556,724 SF of space associated with Macy’s and JCPenney, which are non-collateral anchor tenants.
(3)	Owned by the borrower sponsor.
(4)	Weighted Average excludes the Queens Center Property.

The Borrowers and the Borrower Sponsor. The borrowers are Queens Center SPE LLC (the “Property Borrower”) and Queens Center Pledgor LLC (the “Pledgor Borrower”; together with the Property Borrower, the “Borrowers”), each a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the Borrowers delivered a non-consolidation opinion in connection with the origination of the Queens Center Whole Loan.

The borrower sponsor and non-recourse carveout guarantor is The Macerich Partnership, L.P., which is a subsidiary of Macerich. Macerich is a fully integrated, self-managed and self-administered real estate investment trust. Developing and managing properties that serve as community cornerstones, Macerich currently owns 44 million square feet of real estate consisting primarily of interests in 41 retail centers.

Property Management. The Queens Center Property is currently managed by Macerich Property Management Company, LLC an affiliate of the Borrowers.

Initial and Ongoing Reserves. On the origination date, the Borrowers were required to make an upfront deposit of $11,562,092 into a reserve for outstanding tenant improvements and leasing commissions and $649,442 for gap rent.

Tax Escrows – During the continuance of a Trigger Period (as defined below), the Borrowers are required to deposit into a real estate tax reserve, on a monthly basis, an amount equal to 1/12th of the real estate taxes that the lender estimates will be payable during the next ensuing 12 months (initially estimated to be approximately $2,243,795 monthly).

Insurance Escrows – During the continuance of a Trigger Period, unless the Queens Center Property is insured under an acceptable blanket policy and no event of default for which the lender has commenced an enforcement action is continuing, the Borrowers are required to escrow 1/12th of the annual estimated insurance payments on a monthly basis. As of the origination date of the Queens Center Whole Loan a blanket insurance policy is in place.

Replacement Reserve – During the continuance of a Trigger Period, the Borrowers are required to escrow approximately $8,584 on a monthly basis for replacement reserves, subject to a cap of $206,017.

TI/LC Reserve – During the continuance of a Trigger Period, the Borrowers are required to escrow approximately $26,728 on a monthly basis for ongoing rollover reserves, subject to a cap of $641,476.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 1 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 49.5% 1.84x 10.2%

Lockbox / Cash Management. The Queens Center Whole Loan is structured with a hard lockbox and springing cash management. The Borrowers and property manager, as applicable, are required to direct the tenants to pay rent directly into the lockbox account, and to deposit any rents otherwise received in such account within three business days after receipt. So long as no Trigger Period is continuing, the Borrowers will have access to the funds deposited into the lockbox account, and may utilize the lockbox account as their operating account. During the continuance of a Trigger Period, the Borrowers will no longer have any further access to the funds in the lockbox account, and such funds in the lockbox account are required to be swept to a lender-controlled cash management account, and applied and disbursed in accordance with the Queens Center Whole Loan documents, with any excess funds (i) to be deposited into an excess cash flow reserve account held by the lender as cash collateral for the Queens Center Whole Loan during the continuance of such Trigger Period or (ii) if no Trigger Period is continuing, disbursed to the Borrowers.

A “Trigger Period” means the period commencing upon the occurrence of (i) an event of default or (ii) the debt service coverage ratio being less than 1.40x for two consecutive calendar quarters. A Trigger Period will end with respect to (a) clause (i), if the cure of the event of default has been accepted by the lender or (b) clause (ii), if (x) the debt service coverage ratio is greater than or equal to 1.40x for two consecutive calendar quarters or (y) the Borrowers have (1) after the Lockout Release Date, prepaid the Queens Center Whole Loan in an amount that would result in a debt service coverage ratio of 1.40x in accordance with the Queens Center Whole Loan documents or (2) delivered to the lender cash or other securities acceptable to the lender in accordance with the Queens Center Whole Loan documents as additional collateral for the Queens Center Whole Loan in an amount that when added to underwritten net operating income would result in a debt service coverage ratio at least equal to 1.40x.

Current Mezzanine or Secured Indebtedness None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. The Borrowers are permitted to obtain the free release (without prepayment or defeasance) of Out Parcels (as defined below) provided certain conditions are satisfied, including among others, (i) certification by the Borrowers that the release will not materially and adversely affect the use, operations, economic value of or the revenue produced by (exclusive of the economic value or revenue lost attributable to the Out Parcel being released) the remaining improvements located on the Queens Center Property as a retail shopping center; (ii) the released Out Parcel constitutes a separate tax lot (or the owner of the released Out Parcel is contractually obligated to pay its share of taxes), (iii) compliance with all applicable laws, reciprocal easement agreements and material leases and (iv) compliance with REMIC related conditions.

“Out Parcels” means (A) certain real property that is as of the date of any potential release non-income producing and unimproved for tenant occupancy and the release of which does not have a material adverse effect on (i) the business, profits, operations or condition (financial) of the Borrowers, (ii) the ability of the Borrowers to repay the debt in accordance with the terms of the Queens Center Whole Loan documents or (iii) the ongoing operations of the remaining Queens Center Property; and (B) improved by structures that (i) were vacant as of the origination date and (ii) have been vacant and non-income producing continuously since the origination date and for at least three years prior to the date of any potential release.

Ground Lease. A 17,450 square foot portion of the Queens Center Property located on the northeast corner of 92nd Street and 59th Avenue (the “Ground Leased Parcel”) is subject to a ground lease (the “Ground Lease”) between Tiliakos Enterprises LLC, as the ground landlord (the “Ground Landlord”), and the Property Borrower, as the ground tenant (in such capacity, the “Ground Tenant”). The current annual base rent is $595,510, which is required to be adjusted every three years by the greater of (a) $325,000 (which was the initial annual base rent) or (b) the adjusted annual base rent based on the Consumer Price Index. The Ground Lease has a maturity date of May 31, 2048, with no renewal options, but with a purchase option for the Property Borrower, exercisable as follows: between May 1, 2039 and April 30, 2046, the Ground Landlord must serve notice to the Ground Tenant for the Ground Tenant to purchase the ground-leased parcel (the “Put Right”), with the notice date being deemed to be March 2, 2046, if the Ground Landlord fails to provide such notice by April 30, 2046, and the Ground Tenant will subsequently have three years to send notice of its acceptance of the Put Right beginning 60 days after Ground Landlord’s notice is sent (the “Call Right”). The Ground Landlord and the Ground Tenant are each required to appoint an appraiser, and to agree to a third, disinterested appraiser, to obtain a fair market value of the Ground Leased Parcel, and the average of the two closest valuations will be treated as the purchase price to be paid by the Ground Tenant for the Ground Leased Parcel.

Shared Tax Lot. A portion of the Queens Center Property to the west of 92nd Street and the Macy’s parcel together constitute a single tax lot (the “Shared Tax Lot”). The real estate taxes on the Shared Tax Lot are allocated between Macy’s and the Property Borrower under a reciprocal easement agreement (the “REA”). Under the REA, Macy’s pays approximately 40% of the total property taxes assessed against the Shared Tax Lot to the Property Borrower, who then makes the required tax payments. There are no other operating covenants in place governing the operation of the Shared Tax Lot.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Retail – Super Regional Mall 90-15 Queens Boulevard Elmhurst, NY 11373	Collateral Asset Summary – Loan No. 1 Queens Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 49.5% 1.84x 10.2%

In the event of default under the Queens Center Whole Loan documents, the lender has the right to require, among other related rights, the Borrowers to exercise the rights of the Property Borrower under the REA to pursue the creation of a separate tax lot for the portion of the Queens Center Property that is part of the Shared Tax Lot, such that no portion of the Queens Center Property shares a tax lot with any real property that is not subject to the lien of the Queens Center Whole Loan.

In September 2005, the City of New York advised that it would no longer accept deeds for recordation which affect only a portion of a tax lot, although the recordation of mortgages or instruments other than deeds is not affected by this advisement. The Borrowers and the non-recourse carveout guarantor have provided a non-recourse carveout for any losses arising from the lender’s inability to foreclose on the portion of the Queens Center Property that is part of the Shared Tax Lot caused by (i) the City of New York’s refusal to accept for recordation a deed in foreclosure with respect to such portion of the Queens Center Property and (ii) the Borrowers’ failure to promptly pursue the creation of a separate tax lot for the portion of the Queens Center Property comprising the Shared Tax Lot.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Hospitality – Full Service 3225 Broadmoor Valley Road Colorado Springs, CO 80906	Collateral Asset Summary – Loan No. 2 Cheyenne Mountain Resort	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 60.2% 1.56x 13.4%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Hospitality – Full Service 3225 Broadmoor Valley Road Colorado Springs, CO 80906	Collateral Asset Summary – Loan No. 2 Cheyenne Mountain Resort	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 60.2% 1.56x 13.4%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Hospitality – Full Service 3225 Broadmoor Valley Road Colorado Springs, CO 80906	Collateral Asset Summary – Loan No. 2 Cheyenne Mountain Resort	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 60.2% 1.56x 13.4%

Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Hospitality - Full Service
Borrower Sponsor(s):	Kiran C. Patel	Collateral:	Fee(2)
Borrower(s):	Cheyenne Resort Acquisition Group, LLC	Location:	Colorado Springs, CO
Original Balance:	$75,000,000	Year Built / Renovated:	1985 / 2018-2024
Cut-off Date Balance:	$75,000,000	Property Management:	DH2 Holdings, LLC
% by Initial UPB:	9.97%	Size:	316 Rooms
Interest Rate:	7.45000%	Appraised Value / Per Room:	$124,600,000(3) / $394,304
Note Date:	October 10, 2024	Appraisal Date:	October 10, 2024
Original Term:	60 months	Occupancy:	64.1% (as of August 31, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	64.1%
Original Amortization:	NAP	Underwritten NOI:	$10,076,955
Interest Only Period:	60 months	Underwritten NCF:	$8,841,230
First Payment Date:	December 6, 2024
Maturity Date:	November 6, 2029	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$11,483,536 (TTM August 31, 2024)
Additional Debt Balance:	NAP	2023 NOI:	$11,308,626
Call Protection:	L(25),D(28),O(7)	2022 NOI:	$10,457,244
Lockbox / Cash Management:	Hard / Springing	2021 NOI:	$10,431,984

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan Per Room:	$237,342
Taxes:	$388,649	$64,775	NAP	Maturity Date Loan Per Room:	$237,342
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	60.2%
Replacement Reserves:	$2,312,929	$38,235	NAP	Maturity Date LTV:	60.2%
Deferred Maintenance:	$222,902	$0	NAP	UW NOI DY:	13.4%
				UW NCF DSCR:	1.56x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$75,000,000	100.0%	Loan Payoff	$63,979,967	85.3%
			Principal Equity Distribution	6,151,617	8.2
			Reserves	2,924,480	3.9
			Closing Costs	1,943,936	2.6
Total Sources	$75,000,000	100.0%	Total Uses	$75,000,000	100.0%
(1)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(2)	The borrower holds a leased fee interest in an adjacent Country Club (defined below). The Country Club is ground leased to an affiliate of the borrower sponsor that will pay ground rent during the term of the Cheyenne Mountain Resort Mortgage Loan (as defined below) in an amount that is the greater of (i) $185,000 annually or (ii) 2% of Country Club revenues (which revenues include membership dues and fees). The leased fee component is part of the collateral for the Cheyenne Mountain Resort Mortgage Loan.
(3)	The Appraised Value consists of $119,000,000 associated with the borrower’s fee interest in the Hotel (as defined below) and $5,600,000 associated with the leased fee interest of the Country Club.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

45

Hospitality – Full Service 3225 Broadmoor Valley Road Colorado Springs, CO 80906	Collateral Asset Summary – Loan No. 2 Cheyenne Mountain Resort	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 60.2% 1.56x 13.4%

The Loan. The second largest mortgage loan (the “Cheyenne Mountain Resort Mortgage Loan”) is secured by the borrower’s fee interest in a 316-room hotel (the “Hotel”) located in Colorado Springs, Colorado, as well as the borrower’s leased fee interest in an adjacent country club (the “Country Club” and collectively with the Hotel, the “Cheyenne Mountain Resort Property”) located in Colorado Springs, Colorado that is ground leased to an affiliate of the borrower sponsor. The Cheyenne Mountain Resort Mortgage Loan has an outstanding principal balance as of the Cut-off Date of $75,000,000. The Cheyenne Mountain Resort Mortgage Loan accrues interest at a fixed rate of 7.45000% per annum. The Cheyenne Mountain Resort Mortgage Loan has an initial term of 60 months and has a remaining term of 59 months as of the Cut-off Date.

The Property. The Cheyenne Mountain Resort Property is a 316-room hotel located in Colorado Springs, Colorado, just south of downtown Colorado Springs and 74 miles south of Denver. The Hotel spans nine buildings, which encompass the Hotel’s guestrooms, three food & beverage outlets, more than 63,000 square feet of meeting space, and an upscale, full-service amenity base. The Hotel has five unique room types and an on-site parking lot. The borrower also owns the adjacent Country Club, which leased fee interest is included as part of the collateral for the Cheyenne Mountain Resort Mortgage Loan.

Hotel guests have full access to the Country Club through a tri-party easement agreement (the “Access Agreement”) between the lender, DH2 Holdings, LLC (“Hyatt”) and the Country Club (inclusive of the 18-hole Pete Dye designed golf course), which also provides certain preferential benefits for Hotel guests. If Hyatt is removed as manager of the Hotel, upon request of lender or landlord, the tenant (operator of the Country Club and borrower affiliate) is required enter into a replacement Access Agreement to operate the Country Club upon terms and conditions substantially similar to the existing Access Agreement (with such negotiated changes as are approved by the lender in its reasonable discretion).

Pursuant to the Hotel Services Agreement dated July 26, 2024, between the borrower and Hyatt (“Hotel Management Agreement”), among other things, (i) the Access Agreement is required to provide the Hotel with broad access to the Country Club amenities and preferred tee times and (ii) the borrower may not enter into any agreements with Country Club members and non-resort guests that provide more favorable terms or priority tee time allocations than the terms granted to guests under the Access Agreement.

The term of the Access Agreement expires concurrently with the Hotel Management Agreement, on December 31, 2049, subject to extension to cover any replacement of the Hotel Management Agreement with a Hyatt-franchise agreement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

46

Hospitality – Full Service 3225 Broadmoor Valley Road Colorado Springs, CO 80906	Collateral Asset Summary – Loan No. 2 Cheyenne Mountain Resort	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 60.2% 1.56x 13.4%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Cheyenne Mountain Resort Property:

Cash Flow Analysis
	2019(1)	2020(1)	2021(1)	2022(1)	2023(1)	TTM 8/31/2024(1)	U/W	U/W Per Room(2)
ADR	$184.61	$167.40	$222.85	$227.89	$215.09	$210.98	$210.98
RevPAR	$106.54	$65.18	$120.22	$133.72	$133.38	$135.16	$135.16

Rooms Revenue	$12,288,708	$7,538,360	$13,866,308	$15,422,881	$15,384,326	$15,631,849	$15,589,139	$49,333
Food and Beverage Revenue	8,920,564	2,785,098	5,298,610	10,671,869	12,210,654	12,773,301	12,738,401	40,311
Golf Club Revenue(3)	9,023,326	7,170,748	9,115,270	9,041,050	8,864,848	9,164,970	0	0
Miscellaneous Income	1,796,313	1,148,302	2,145,981	2,387,427	2,654,837	2,572,623	2,565,594	8,119
Total Operating Revenue	$32,028,911	$18,642,508	$30,426,169	$37,523,226	$39,114,665	$40,142,743	$30,893,134	$97,763
Rooms Expense	2,827,279	1,903,803	2,878,202	3,174,586	3,246,102	3,410,929	3,401,610	10,765
Food and Beverage Expense	6,952,718	2,664,667	4,047,168	7,842,259	8,264,660	8,774,793	8,750,818	27,692
Golf Club Expense(3)	4,822,173	2,599,116	3,530,916	3,820,561	3,854,709	3,822,491	0	0
Total Departmental Expenses	$14,602,170	$7,167,586	$10,456,286	$14,837,406	$15,365,471	$16,008,213	$12,152,428	$38,457
Total Departmental Profit	$17,426,741	$11,474,922	$19,969,883	$22,685,820	$23,749,194	$24,134,530	$18,740,707	$59,306
Administrative and General	2,570,619	2,027,667	2,448,228	2,660,399	2,753,708	2,740,257	2,329,218	7,371
Information and Telecommunications Systems	467,364	486,227	491,339	456,681	570,271	559,702	386,194	1,222
Sales and Marketing	2,300,687	1,472,979	1,966,976	2,473,721	2,062,109	2,333,091	2,099,782	6,645
Franchise Fees	0	0	0	0	725,406	739,059	0	0
Property Operation and Maintenance	1,207,763	1,687,240	1,793,114	2,178,243	2,541,844	2,520,138	1,020,590	3,230
Utilities	1,175,074	1,023,266	1,133,653	1,488,933	1,229,749	1,148,998	746,849	2,363
Other Hotel Operating Expense	119,777	139,926	142,483	148,470	156,908	157,318	0	0
Total Undistributed Expenses	$7,841,284	$6,837,305	$7,975,793	$9,406,446	$10,039,994	$10,198,563	$6,582,633	$20,831
Gross Operating Profit	$9,585,457	$4,637,617	$11,994,090	$13,279,374	$13,709,200	$13,935,967	$12,158,073	$38,475
Base Management Fee	910,093	544,958	1,174,011	1,457,961	660,817	681,240	926,794	2,933
Incentive Management Fee	0	0	0	0	0	0	0	0
Ground Rent(3)	0	0	0	0	0	0	(185,000)	(585)
Rent	0	0	0	0	0	0	39,818	126
Property and Other Taxes	816,547	802,713	214,546	813,884	807,147	874,855	531,572	1,682
Insurance	428,060	347,887	173,549	550,285	932,610	896,336	767,934	2,430
Net Operating Income	$7,430,757	$2,942,059	$10,431,984	$10,457,244	$11,308,626	$11,483,536	$10,076,955	$31,889
FF&E(4)	1,176,148	932,125	1,521,308	0	2,060,451	1,605,710	1,235,725	3,911
Net Cash Flow	$6,254,609	$2,009,934	$8,910,676	$10,457,244	$9,248,175	$9,877,826	$8,841,230	$27,979

Occupancy	57.7%	38.9%	53.9%	58.7%	62.0%	64.1%	64.1%
NCF DSCR	1.10x	0.35x	1.57x	1.85x	1.63x	1.74x	1.56x
NOI Debt Yield	9.9%	3.9%	13.9%	13.9%	15.1%	15.3%	13.4%
(1)	Historical financials include operations from the Country Club, which was excluded from U/W.
(2)	U/W Per Room is based on 316 rooms.
(3)	The leasehold interest of the Country Club is not part of the collateral for the Cheyenne Mountain Resort Mortgage Loan, however the borrower’s leased fee interest in the Country Club is part of the collateral for the Cheyenne Mountain Resort Mortgage Loan.
(4)	The Cheyenne Mountain Resort Property’s former loan did not require FF&E reserves in 2022 even though the borrower sponsor was allocating 4% of annual revenue to the annual FF&E budget.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

47

Hospitality – Full Service 3225 Broadmoor Valley Road Colorado Springs, CO 80906	Collateral Asset Summary – Loan No. 2 Cheyenne Mountain Resort	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 60.2% 1.56x 13.4%

Appraisal. According to the appraisal dated October 10, 2024, the Cheyenne Mountain Resort Property had an “As-Is” appraised value of $124,600,000.

Property	Appraised Value(1)	Capitalization Rate(1)
Cheyenne Mountain Resort	$124,600,000(2)	6.90%(3)
(1)	Source: Appraisal.
(2)	The Appraised Value consists of $119,000,000 associated with the borrower’s fee interest in the Hotel and $5,600,000 associated with the leased fee interest of the Country Club.
(3)	Only applies to the borrower’s fee interest in the Hotel.

Environmental Matters. According to the Phase I environmental assessment dated August 29, 2024, there was no evidence of any recognized environmental conditions at the Cheyenne Mountain Resort Property.

The Market. The Cheyenne Mountain Resort Property is located in the Colorado Springs South/Airport submarket, approximately 75 miles south of the Denver metropolitan statistical area. As of the fourth quarter of 2024, the Colorado Springs Hospitality market occupancy rate was 64.4% and the average ADR was $145.14, per a third-party report.

The following table presents competitive properties of the Cheyenne Mountain Resort Property:

Competitive Properties(1)
Property Name	City, State	Meeting Space (SF)	# of Rooms	Occupancy	ADR	RevPAR
Cheyenne Mountain Resort(2)	Colorado Springs, CO	63,359	316	64.1%	$210.98	$135.16
The Broadmoor	Colorado Springs, CO	90,860	771	65-70%	$370-375	$255-260
The Inverness A Hilton Golf & Spa Resort	Englewood, CO	49,735	302	60-65%	$210-215	$125-130
Omni Interlocken Resort	Broomfield, CO	34,000	390	60-65%	$210-215	$130-135
Garden Of The Gods Resort	Colorado Springs, CO	5,860	117	60-65%	$290-295	$175-180
Great Wolf Lodge Colorado Springs	Colorado Springs, CO	20,000	311	75-80%	$300-305	$230-235
The Lodge At Flying Horse	Colorado Springs, CO	7,500	102	80-85%	$240-245	$190-195
(1)	Source: Appraisal.
(2)	As of August 31, 2024.

The Borrower and the Borrower Sponsor. The borrower is Cheyenne Resort Acquisition Group, LLC, a Delaware limited liability company structured to be bankruptcy-remote with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Cheyenne Mountain Resort Mortgage Loan. The borrower sponsor and non-recourse carveout guarantor is Kiran C. Patel.

Property Management. The Hotel (but not the Country Club) at the Cheyenne Mountain Resort Property is managed by Hyatt.

Initial and Ongoing Reserves. At loan origination, the borrower deposited (i) $388,648.80 into a tax reserve, representing six months of property taxes for the Cheyenne Mountain Resort Property, (ii) $222,901.80 into an immediate repairs reserve, representing 110% of the cost to complete deferred maintenance work within 12 months of the origination date and (iii) $2,312,929.30 into a property improvement plan (“PIP”) reserve, representing 110% of cost of required renovations at the Cheyenne Mountain Resort Property in connection with re-flagging the Hotel to the Hyatt brand.

Tax Reserve – On each due date, the borrower is required to fund 1/12th of the property taxes that the lender reasonably estimates will be payable over the next ensuing 12 months (currently $64,774.80).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

48

Hospitality – Full Service 3225 Broadmoor Valley Road Colorado Springs, CO 80906	Collateral Asset Summary – Loan No. 2 Cheyenne Mountain Resort	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 60.2% 1.56x 13.4%

Insurance Reserve – On each due date, the borrower is required to fund 1/12th of the insurance premiums that the lender reasonably estimates will be payable over the next ensuing 12 months; provided, however, such insurance reserve will be conditionally waived so long as the borrower maintains a blanket policy meeting the requirements of the Cheyenne Mountain Resort Mortgage Loan documents. At origination of the Cheyenne Mountain Resort Mortgage Loan, the borrower’s policy was maintained pursuant to an acceptable blanket insurance policy.

FF&E Reserve – On each due date, the borrower is required to fund an amount equal to the greater of (a) the monthly amount required to be reserved pursuant to the Hotel Management Agreement for the replacement of FF&E and (b) 1/12th of 4% of the operating income of the Hotel for the previous twelve month period (currently $38,234.53); provided, however, such reserve will be conditionally waived so long as the following conditions are satisfied: (i) equivalent deposits are paid by the borrower directly to, or withheld by, the property manager (i.e., Hyatt) pursuant to the Hotel Management Agreement, (ii) the borrower provides the lender with reasonably satisfactory evidence that such amounts have been reserved with the property manager and (iii) the Hotel Management Agreement continues to be in full force and effect and is not subject to any default beyond any applicable grace or notice and cure period by the borrower.

Lockbox / Cash Management. The Cheyenne Mountain Resort Mortgage Loan is structured with a hard lockbox and springing cash management. All cash proceeds from credit card transactions, all cash revenues, and all other amounts received by the property manager are required to be deposited into the borrower’s operating account or the property manager FF&E account, as appropriate and in accordance with the terms of the Hotel Management Agreement. All costs and expenses incurred in connection with the operation of the Cheyenne Mountain Resort Property (including operating expenses and capital expenditures) to be paid by the property manager pursuant to the Hotel Management Agreement may only be paid from the operating account or the property manager FF&E account.

The borrower is required to maintain a lockbox account (i) into which distributions to the borrower from the operating account are to be deposited and (ii) into which all rent payments and other revenues received by the borrower pursuant to the Country Club lease (including all revenues from the sale of food and beverages to the extent not delivered to the property manager) are to be deposited. At origination, the borrower was required to deliver written notice to the Country Club operator instructing that all payments due to the borrower, as landlord under the Country Club lease (including without limitation all rent and other revenues required to be paid by the borrower thereunder (including all revenues from the sale of food and beverages to the extent not delivered to the property manager)), be remitted directly to, and deposited directly into, the lockbox account.

In accordance with and subject to the terms of the Hotel subordination, non-disturbance and attornment agreement, the property manager has unrestricted access to the amounts held in the operating account for the purposes set forth in the Hotel Management Agreement. Subject to the rights of the lender under the Cheyenne Mountain Resort Mortgage Loan documents, only the property manager is permitted to withdraw, transfer or direct the disbursement of amounts contained in the property manager FF&E Account and/or the operating account for the purposes set forth in and in strict accordance with the Hotel Management Agreement, and neither the borrower nor any of its affiliates have the right to withdraw, transfer or direct the disbursement of amounts contained therein except as expressly permitted in the Hotel Management Agreement (and any withdrawal, transfer or disbursement by the borrower or its affiliates in violation of this sentence will constitute a misappropriation of funds). At least once per month, the property manager will remit all monthly amounts to which borrower is entitled pursuant to the Hotel Management Agreement to the lockbox account.

The borrower is required to maintain a distribution account into which the borrower is required to deposit all amounts distributed to the borrower from the lockbox account or otherwise received by the borrower from time to time pursuant to the Cheyenne Mountain Resort Mortgage Loan documents. All amounts payable by the borrower pursuant to the Hotel Management Agreement with respect to operating expenses and capital expenditures for the Cheyenne Mountain Resort Property (other than amounts which are paid by the property manager in accordance with the Hotel Management Agreement from the operating account or the property manager FF&E account) are required to be paid from the distribution account. At the end of each business day, the lockbox bank will remit all amounts contained therein directly into an account specified by the lender. So long as no Cash Management Period (as defined below) is continuing, the lender will specify the distribution account for such remittance by the lockbox bank, and during the continuance of a Cash Management Period, the lender will specify the lender's cash management account for such remittance by the lockbox bank.

During a continuing Cash Management Period, the borrower is required deliver to the lender each month the monthly bank statement related to the distribution account. So long as no Trigger Period (as defined below) or event of default is continuing, the borrower is permitted to withdraw amounts from the distribution account for the purpose of paying bona fide Cheyenne Mountain Resort Property expenses incurred in accordance with the Cheyenne Mountain Resort Mortgage Loan documents (to the extent not otherwise paid from the operating account or the property manager FF&E account); and provided no event of default or Trigger Period is continuing, the borrower is permitted to make equity distributions from amounts remaining therein after Cheyenne Mountain Resort Property expenses (other than amounts which are paid by the property manager in accordance with the Hotel Management Agreement) that are then due

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

49

Hospitality – Full Service 3225 Broadmoor Valley Road Colorado Springs, CO 80906	Collateral Asset Summary – Loan No. 2 Cheyenne Mountain Resort	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 60.2% 1.56x 13.4%

and payable have been paid. During the continuance of a Trigger Period or event of default, all amounts contained in the distribution account are required to be remitted to the cash management account.

"Cash Management Period" means either of the following periods: (i) the period from the commencement of a Trigger Period until the earlier to occur of the end of such Trigger Period or the indebtedness is paid in full; or (ii) the period from the occurrence of an event of default until the earlier to occur of such event of default is waived by the lender or the indebtedness is paid in full. A Cash Management Period will not be terminated unless, at the time the borrower satisfies the conditions for termination of the applicable Cash Management Period as set forth in clause (i) or clause (ii) above, there is no continuing event of default and no other event has occurred which would cause an additional Cash Management Period as described above. In the event that a Cash Management Period is terminated as set forth in clause (i) or clause (ii) above, a Cash Management Period will be reinstated upon the subsequent occurrence of a Trigger Period or event of default.

A “Trigger Period” will be deemed to exist upon the occurrence of any of the following: (i) if the debt service coverage ratio falls below 1.25x as of the end of any fiscal quarter until the debt service coverage ratio exceeds or equals 1.25x as of the end of two consecutive fiscal quarters thereafter, (ii) the Cheyenne Mountain Resort Property is no longer subject to the management agreement with Hyatt or a replacement management or franchise agreement entered in accordance with the Cheyenne Mountain Resort Mortgage Loan documents or (iii) annual or quarterly financial statements are not provided in accordance with the Cheyenne Mountain Resort Mortgage Loan documents.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. In connection with the leased fee arrangement described under “The Property” above, the borrower, as ground lessor, has entered a ground lease with an affiliate, as ground lessee, for the portion of the Cheyenne Mountain Resort Property which is operated by the affiliate as the Country Club. The rent payable under the ground lease during the term of the Cheyenne Mountain Resort Mortgage Loan is set at the greater of: (i) $185,000 per annum (“Minimum Rent”) and (ii) 2% of Country Club revenues (revenues to also include membership dues and fees) (“Percentage Rent”). At the 5-year anniversary of the ground lease, the Minimum Rent will be reset to the greater of (i) $500,000, (ii) the average of the two highest years of ground rent over the first five years, and (iii) 7% of the value of the Country Club, as improved, as determined by a current appraisal. The ground lease also includes a leasehold leverage constraint wherein the leasehold component (i.e., the Country Club) can only be levered to 65% loan-to-cost.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

50

Manufactured Housing Various Various, FL Various	Collateral Asset Summary – Loan No. 3 Sunshine MHC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 61.6% 1.41x 9.5%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

51

Manufactured Housing Various Various, FL Various	Collateral Asset Summary – Loan No. 3 Sunshine MHC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 61.6% 1.41x 9.5%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

52

Manufactured Housing Various Various, FL Various	Collateral Asset Summary – Loan No. 3 Sunshine MHC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 61.6% 1.41x 9.5%

Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype:	Manufactured Housing - Manufactured Housing
Borrower Sponsor(s):	Gabriel Monfried and Matthew Forssman	Collateral:	Fee
Borrower(s)(1):	Various	Location(3):	Various, FL
Original Balance:	$65,000,000	Year Built / Renovated(3):	Various / NAP
Cut-off Date Balance:	$65,000,000	Property Management:	GMF Group Management, LLC
% by Initial UPB:	8.6%	Size(4):	1,286 Pads
Interest Rate:	6.58000%	Appraised Value / Per Pad:	$105,565,000 / $82,088
Note Date:	December 6, 2024	Appraisal Date:	November 1, 2024
Original Term:	60 months	Occupancy(5):	83.1% (as of October 1, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	82.6%
Original Amortization:	NAP	Underwritten NOI(6):	$6,168,580
Interest Only Period:	60 months	Underwritten NCF:	$6,104,280
First Payment Date:	January 6, 2025
Maturity Date:	December 6, 2029	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(6):	$5,670,125 (TTM September 30, 2024)
Additional Debt Balance:	NAP	2023 NOI:	$4,629,458
Call Protection:	L(24),D(29),O(7)	2022 NOI:	$1,799,663
Lockbox / Cash Management:	Springing / Springing	2021 NOI:	NAV
Reserves(2)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Pad:	$50,544
Taxes:	$504,699	$50,470	NAP	Maturity Date Loan / Pad:	$50,544
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	61.6%
Replacement Reserves:	$0	$5,358	NAP	Maturity Date LTV:	61.6%
Deferred Maintenance:	$92,986	$0	NAP	UW NOI DY:	9.5%
				UW NCF DSCR:	1.41x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$65,000,000	100.0%	Loan Payoff	$39,972,753	61.5%
			Borrower Sponsor Equity	22,590,360	34.8
			Closing Costs	1,839,201	2.8
			Upfront Reserves	597,686	0.9
Total Sources	$65,000,000	100.0%	Total Uses	$65,000,000	100.0%
(1)	See “The Borrowers and the Borrower Sponsors” below.
(2)	See “Initial and Ongoing Reserves” below.
(3)	See “Portfolio Summary” below.
(4)	The 1,286 units at the Sunshine MHC Portfolio Properties (as defined below) are comprised of 1,027 manufactured housing pads, 205 recreational vehicle (“RV”) pads, 8 commercial boat docks at the Oak Shores property, 43 apartments and three storage units.
(5)	Occupancy represents the occupancy of the manufactured housing component of the Sunshine MHC Portfolio Properties. The total occupancy of the Sunshine MHC Portfolio Properties inclusive of the RV pads, commercial boat docks, apartments and storage units is 71.8%.
(6)	The increase from Most Recent NOI to Underwritten NOI is primarily attributable to increased rent rates at the Sunshine MHC Portfolio Properties due to capital expenditures along with increased occupancy through the purchase and sales of park owned homes.

The Loan. The third largest mortgage loan (the “Sunshine MHC Portfolio Mortgage Loan”) is secured by the borrowers’ fee interest in a 1,286 pad manufactured housing community located in various locations across Florida (the “Sunshine MHC Portfolio Properties”). The Sunshine MHC Portfolio Mortgage Loan is evidenced by two promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $65,000,000. The Sunshine MHC Portfolio Mortgage Loan was originated on December 6, 2024 by Citi Real Estate Funding Inc. The Sunshine MHC Portfolio Mortgage Loan has an initial term of five years, is interest-only for the full term and accrues interest at a fixed rate of 6.58000% per annum on an Actual/360 basis.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

53

Manufactured Housing Various Various, FL Various	Collateral Asset Summary – Loan No. 3 Sunshine MHC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 61.6% 1.41x 9.5%

The Properties. The Sunshine MHC Portfolio Properties are comprised of 17 manufactured housing communities totaling 1,286 units located in various locations across Florida with the majority of the Sunshine MHC Portfolio Properties acquired between December 2022 and March 2023. The Sunshine MHC Portfolio Properties were built between 1938 and 1985 and are situated on sites ranging from approximately 1.7-acres to 61.0-acres. The Sunshine MHC Portfolio Properties are a mix of “all age” and “55+” communities (Titusville Estates, Cedar Circle, Friendly Park and Hudson Springs) that range in size from 11 pad sites to 411 pad sites, with monthly rents ranging from $443 to $900 per pad. The Sunshine MHC Portfolio Properties unit mix is comprised of 1,027 manufactured housing pads, 205 RV pads, 8 commercial boat docks at the Oak Shores property, 43 apartment units and three storage units. Of the 1,027 manufactured housing pads,126 pads are occupied by manufactured homes that are owned by an affiliate of the borrowers. Such borrower-affiliate owned manufactured homes are leased to the occupants of such homes by such borrower affiliate. Pad rents for the pads on which the borrower-affiliate owned homes are located are paid by the occupants of such borrower-affiliate owned homes. The Sunshine MHC Portfolio Mortgage Loan documents provide that no more than 25% of all manufactured homes on the Sunshine MHC Portfolio Properties (in the aggregate) may be owned by an affiliate of the borrowers. As of October 1, 2024, the manufactured housing pads at the Sunshine MHC Portfolio Properties were 83.1% leased, while the total of 1,286 units were 71.8%.

Eight of the Sunshine MHC Portfolio Properties (Sunshine MH and RV Community, Mount Dora Estates, Citrus River Village I, Oak Shores, Holiday Haven, Bonnet Lake Estates, Cedar Circle, and Fontana Cove) are served as to water, septic system or wastewater treatment by private wells and/or septic systems and/or wastewater treatment, rather than connected to public systems. In addition, approximately 561 of a total of 916 leases at the Sunshine MHC Portfolio Properties are leased under oral leases generally pursuant to a prospectus which acts as the lease. See “Description of the Mortgage Pool—Mortgage Pool Characteristics—Property Types—Manufactured Housing Community Properties” in the Preliminary Prospectus.

Portfolio Summary
Property Name	City, State	Year Built/Year Renovated(1)	# of units(2)	MHC Occ.(2)(3)	Allocated Cut-off Date Mortgage Loan Amounts	% of Allocated Cut-off Date Mortgage Loan Amount	UW NCF	% of UW NCF	Avg Monthly Rent per unit(2)	Appraised Value(1)
Sunshine MH and RV Community	Lake Placid, FL	1972 / NAP	411	92.7%	$20,150,000	31.0%	$1,796,224	29.4%	$718	$29,000,000
Bradenton Estates	Bradenton, FL	1950 / NAP	85	96.2%	5,900,000	9.1%	$660,096	10.8%	$759	8,400,000
Arcadia Estates	Arcadia, FL	1972 / NAP	94	91.1%	5,500,000	8.5%	$518,595	8.5%	$636	8,180,000
Mount Dora Estates	Mount Dora, FL	1938-1945 / NAP	139	60.3%	5,400,000	8.3%	$470,312	7.7%	$576	13,100,000
Citrus River Village I	Inglis, FL	1984 / NAP	135	88.3%	5,250,000	8.1%	$509,662	8.3%	$590	8,500,000
Fort Pierce Estates	Fort Pierce, FL	1970 / NAP	54	90.6%	3,850,000	5.9%	$376,474	6.2%	$761	5,550,000
Lakeside Gardens	Lake Wales, FL	1973 / NAP	54	87.0%	3,200,000	4.9%	$295,898	4.8%	$637	5,190,000
Titusville Estates	Titusville, FL	1963 / NAP	35	84.8%	2,200,000	3.4%	$228,084	3.7%	$735	3,190,000
Avon Park Village	Avon Park, FL	1946 / NAP	43	70.0%	2,000,000	3.1%	$169,144	2.8%	$560	3,790,000
Oak Shores	Sebring, FL	1946 / NAP	48	67.9%	2,000,000	3.1%	$166,874	2.7%	$476	3,640,000
Holiday Haven	Hudson, FL	1972 / NAP	24	95.8%	1,600,000	2.5%	$160,925	2.6%	$667	2,300,000
Bonnet Lake Estates	Avon Park, FL	1958 / NAP	38	70.6%	1,500,000	2.3%	$124,249	2.0%	$443	3,430,000
Cedar Circle	New Smyrna Beach, FL	1964 / NAP	24	87.5%	1,500,000	2.3%	$147,928	2.4%	$719	2,260,000
98 Estates	Brooksville, FL	1955 / NAP	53	40.4%	1,450,000	2.2%	$131,186	2.1%	$570	3,825,000
Friendly Park	Zephyrhills, FL	1971 / NAP	21	81.0%	1,300,000	2.0%	$118,407	1.9%	$706	1,875,000
Fontana Cove	Cocoa, FL	1956 / NAP	17	100.0%	1,300,000	2.0%	$152,854	2.5%	$776	1,860,000
Hudson Springs	Hudson, FL	1985 / NAP	11	81.8%	900,000	1.4%	$77,368	1.3%	$900	1,475,000
Total / Wtd. Avg.			1,286	83.1%	$65,000,000	100.0%	$6,104,280	100.0%	$662	$105,565,000
(1)	Source: Appraisals.
(2)	Based on the underwritten rent rolls dated October 1, 2024.
(3)	MHC Occ. represents the occupancy for the manufactured housing component of the Sunshine MHC Portfolio Properties.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

54

Manufactured Housing Various Various, FL Various	Collateral Asset Summary – Loan No. 3 Sunshine MHC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 61.6% 1.41x 9.5%

The following table presents certain information relating to the historical operating performance and underwritten net cash flows of the Sunshine MHC Portfolio Properties:

Cash Flow Analysis(1)(2)
	2022	2023	TTM 9/30/2024	U/W	U/W Per Pad
Base Rent	$2,422,786	$5,932,878	$6,983,276	$7,332,516	$5,702
Potential Income from Vacant Space	0	0	0	1,729,668	1,345
Gross Potential Rent	$2,422,786	$5,932,878	$6,983,276	$9,062,184	$7,047
Other Income(3)	273,988	1,285,515	1,685,645	1,685,645	1,311
Total Gross Income	$2,696,774	$7,218,393	$8,668,921	$10,747,829	$8,358
(Vacancy / Credit Loss)	(31,135)	(63,471)	(249,787)	(1,729,668)	(1,345)
Effective Gross Income	$2,665,639	$7,154,922	$8,419,134	$9,018,161	$7,013

Management Fee	79,969	214,648	252,574	270,545	210
Real Estate Taxes	217,841	543,536	561,460	569,745	443
Insurance	114,202	440,513	503,898	578,213	450
Other Expenses(4)	453,963	1,326,767	1,431,077	1,431,077	1,113
Total Expenses	865,976	2,525,464	2,749,009	2,849,580	2,216

Net Operating Income	$1,799,663	$4,629,458	$5,670,125	$6,168,580	$4,797
Replacement Reserves	0	0	0	64,300	50
Net Cash Flow	$1,799,663	$4,629,458	$5,670,125	$6,104,280	$4,747

Occupancy (%)	NAV(5)	NAV(5)	NAV(5)	82.6%(6)
NCF DSCR	0.42x	1.07x	1.31x	1.41x
NOI Debt Yield	2.77%	7.12%	8.72%	9.49%
(1)	Based on the underwritten rent roll as of October 1, 2024.
(2)	The increase in historical Net Operating Income, and from TTM 9/30/2024 Net Operating Income to U/W Net Operating Income, is primarily attributable to increased rent rates at the Sunshine MHC Portfolio Properties due to capital expenditures along with increased occupancy through the purchase and sale of park owned homes.
(3)	Other Income includes recreational vehicle income, apartment income, and ancillary & other income such as late fees as well as income from the Sunshine MHC Portfolio Properties RUBS (Ratio Utility Billing System) program, whereby a portion of the utility expense is shared by tenants and reimbursed to the borrowers on a pro rata basis.
(4)	Other Expenses includes repairs and maintenance, utilities, advertising and marketing, and general and administrative expenses.
(5)	Historical occupancies are not available as the borrower sponsors originally purchased many of the Sunshine MHC Portfolio Properties between December 2022 and March 2023.
(6)	U/W Occupancy (%) represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

55

Manufactured Housing Various Various, FL Various	Collateral Asset Summary – Loan No. 3 Sunshine MHC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 61.6% 1.41x 9.5%

Appraisal. According to the appraisals, the Sunshine MHC Portfolio Properties had an aggregate “as-is” appraised value of $105,565,000 as of November 1, 2024.

Appraised Value(1)
Property	Value	Capitalization Rate
Sunshine MH and RV Community	$29,000,000	5.25%
Bradenton Estates	$8,400,000	6.00%
Arcadia Estates	$8,180,000	5.50%
Mount Dora Estates	$13,100,000	5.75%
Citrus River Village I	$8,500,000	5.75%
Fort Pierce Estates	$5,550,000	5.75%
Lakeside Gardens	$5,190,000	5.75%
Titusville Estates	$3,190,000	5.75%
Avon Park Village	$3,790,000	5.75%
Oak Shores	$3,640,000	5.75%
Holiday Haven	$2,300,000	5.75%
Bonnet Lake Estates	$3,430,000	5.75%
Cedar Circle	$2,260,000	5.75%
98 Estates	$3,825,000	5.75%
Fontana Cove	$1,860,000	5.75%
Friendly Park	$1,875,000	5.75%
Hudson Springs	$1,475,000	5.75%
Total / Wtd. Avg.	$105,565,000	5.61%
(1)	Source: Appraisals.

Environmental Matters. According to the Phase I environmental reports dated between September 26, 2024 and October 9, 2024, there was a recognized environmental condition at the Arcadia Estates property. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The Market. The Sunshine MHC Portfolio Properties are located across ten different metropolitan statistical areas (“MSA”) in Florida: Sebring, North Port, Punta Gorda, Orlando, Tampa, Homosassa, Port St. Lucie, Palm Bay, Lakeland, and Deltona.

The following table presents certain information relating to the markets for the Sunshine MHC Portfolio Properties:

Market Summary
MSA	# of Properties	# of Pads(1)	% of Total Pads(1)	Allocated Cut-off Date Loan Amount	% Allocated Cut-off Date Loan Amount	Appraised Value(2)	Underwritten NOI(1)	% of Underwritten NOI(1)	Debt Yield (NOI)	LTV
Sebring	4	540	42.0%	$25,650,000	39.5%	$39,860,000	$2,283,491	37.0%	8.9%	64.4%
North Port	1	85	6.6%	$5,900,000	9.1%	$8,400,000	$664,346	10.8%	11.3%	70.2%
Punta Gorda	1	94	7.3%	$5,500,000	8.5%	$8,180,000	$523,295	8.5%	9.5%	67.2%
Orlando	1	139	10.8%	$5,400,000	8.3%	$13,100,000	$477,262	7.7%	8.8%	41.2%
Tampa	4	109	8.5%	$5,250,000	8.1%	$9,475,000	$493,336	8.0%	9.4%	55.4%
Homosassa	1	135	10.5%	$5,250,000	8.1%	$8,500,000	$516,412	8.4%	9.8%	61.8%
Port St. Lucie	1	54	4.2%	$3,850,000	5.9%	$5,550,000	$379,174	6.1%	9.8%	69.4%
Palm Bay	2	52	4.0%	$3,500,000	5.4%	$5,050,000	$383,538	6.2%	11.0%	69.3%
Lakeland	1	54	4.2%	$3,200,000	4.9%	$5,190,000	$298,598	4.8%	9.3%	61.7%
Deltona	1	24	1.9%	$1,500,000	2.3%	$2,260,000	$149,128	2.4%	9.9%	66.4%
Total / Wtd. Avg.	17	1,286	100.0%	$65,000,000	100.0%	$105,565,000	$6,168,580	100.0%	9.5%	61.6%
(1)	Based on the underwritten rent roll as of October 1, 2024.
(2)	Source: Appraisals.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

56

Manufactured Housing Various Various, FL Various	Collateral Asset Summary – Loan No. 3 Sunshine MHC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 61.6% 1.41x 9.5%

The following table presents certain information relating to demographics surrounding the Sunshine MHC Portfolio Properties:

Demographic Summary(1)
		Population		Average Household Income
Property Name	Location	3-Mile	5-Mile	3-Mile	5-Mile
Sunshine MH and RV Community	Lake Placid, FL	3,025	5,521	$68,620	$73,661
Bradenton Estates	Bradenton, FL	110,784	202,821	$70,904	$80,868
Arcadia Estates	Arcadia, FL	17,496	22,140	$53,754	$55,323
Mount Dora Estates	Mount Dora, FL	39,190	75,998	$82,531	$89,954
Citrus River Village I	Inglis, FL	3,605	4,660	$62,574	$64,288
Fort Pierce Estates	Fort Pierce, FL	39,201	83,853	$62,660	$68,522
Lakeside Gardens	Lake Wales, FL	17,197	30,667	$67,961	$68,831
Titusville Estates	Titusville, FL	33,765	54,323	$87,876	$88,464
Avon Park Village	Avon Park, FL	16,874	29,132	$66,330	$72,457
Oak Shores	Sebring, FL	3,319	6,091	$91,552	$82,557
Holiday Haven	Hudson, FL	31,026	68,482	$66,402	$64,540
Bonnet Lake Estates	Avon Park, FL	11,618	41,344	$80,348	$73,987
Cedar Circle	New Smyrna Beach, FL	27,519	49,327	$98,901	$104,174
98 Estates	Brooksville, FL	14,499	22,669	$62,461	$73,267
Fontana Cove	Cocoa, FL	39,745	87,503	$82,690	$98,362
Friendly Park	Zephyrhills, FL	47,042	68,995	$65,675	$73,424
Hudson Springs	Hudson, FL	30,842	69,968	$66,948	$62,873
Wtd. Avg. (based on UW NOI)		27,024	49,987	$70,112	$74,541
(1)	Source: Appraisals.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

57

Manufactured Housing Various Various, FL Various	Collateral Asset Summary – Loan No. 3 Sunshine MHC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 61.6% 1.41x 9.5%

The Borrowers and the Borrower Sponsors. The borrowers are 98 Mobile Home Park, LLC, Arcadia Estates MHC, LLC, 102 North Florida Avenue (FL), LLC, 2159 East Camp N Comfort Lane (FL), LLC, Lloyds MHC, LLC, 1910 Enterprise Avenue (FL), LLC, Aurora MHC, LLC, Friendly Park, LLC, Fontana MHC, LLC, Tangelo MHC, LLC, Holiday Haven MHC, LLC, 14235 Pine Street (FL), LLC, Lakeside Gardens Mobile Home Park, LLC, Riley's MHC, LLC, 7915 Elliot Road (FL), LLC, 671 North Dixie Avenue (FL), LLC, each a Florida limited liability company, and Sunshine MHRV, LLC, a Delaware limited liability company. All of the borrowers are single purpose entities having at least one independent director in their organizational structures. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Sunshine MHC Portfolio Mortgage Loan. The borrower sponsors are Gabriel Monfried and Matthew Forssman, co-founders of GMF Group LLC. GMF Group LLC is a real estate investment firm based in Palm Beach, Florida that specializes in manufactured housing communities and RV / mobile home parks. The non-recourse carveout guarantor is GMF Group Fund II, LLC.

Property Management. The Sunshine MHC Portfolio Properties are managed by GMF Group Management, LLC, a borrower affiliated management company.

Initial and Ongoing Reserves. At origination of the Sunshine MHC Portfolio Mortgage Loan, the borrowers deposited approximately (i) $504,699 into a real estate tax reserve account and (ii) $92,986 into an immediate repairs reserve account.

Real Estate Taxes – On each monthly payment date, the borrowers are required to deposit an amount equal to 1/12 of the real estate taxes that the lender estimates will be payable during the next 12 months into a real estate tax reserve account (initially estimated to be approximately $50,470).

Insurance – At the option of the lender, if the liability or casualty insurance policies maintained by the borrowers covering the Sunshine MHC Portfolio Properties do not constitute approved blanket or umbrella policies, the borrowers are required to deposit into an insurance reserve account, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies. As of the origination date, a blanket or umbrella policy was in place and no deposits to the insurance reserve account were required.

Replacement Reserve – On each monthly payment date, the borrowers are required to deposit approximately $5,358 into a replacement reserve account.

Lockbox / Cash Management. The Sunshine MHC Portfolio Mortgage Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Trigger Period (as defined below), the borrowers are required to establish a lender-controlled lockbox account, and are thereafter required to deposit, or cause the property manager to deposit, immediately upon receipt, all revenue generated by the Sunshine MHC Portfolio Properties into such lender-controlled lockbox account. Upon the first occurrence of a Trigger Period, the borrowers are required to deliver a notice to all credit card companies with which the borrowers or manager has entered into a merchant agreement with respect to any of the Sunshine MHC Portfolio Properties, directing them to remit all payments into the lender-controlled lockbox account. All funds deposited into the lockbox account are required to be transferred on each business day to or at the direction of the borrowers unless a Trigger Period exists, in which case all funds in the lockbox account are required to be swept on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the Sunshine MHC Portfolio Mortgage Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Sunshine MHC Portfolio Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Sunshine MHC Portfolio Mortgage Loan. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrowers. Upon an event of default under the Sunshine MHC Portfolio Mortgage Loan documents, the lender may apply funds to the debt in such priority as it may determine. The borrowers may on one occasion during the term of the Sunshine MHC Portfolio Mortgage Loan deactivate the lockbox account upon the expiration of the first Trigger Period; provided that the borrowers will be required to take the actions described above upon the next occurrence of a Trigger Period.

“Trigger Period” means a period (A) commencing upon the earlier of (i) the occurrence and continuance of an event of default under the Sunshine MHC Portfolio Mortgage Loan documents, and (ii) the debt service coverage ratio being less than 1.12x; and (B) expiring upon (x) with regard to clause (i) above, the cure (if applicable) of such event of default under the Sunshine MHC Portfolio Mortgage Loan documents, and (y) with regard to clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.12x for one calendar quarter.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

58

Manufactured Housing Various Various, FL Various	Collateral Asset Summary – Loan No. 3 Sunshine MHC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 61.6% 1.41x 9.5%

Release of Collateral. Provided that no event of default is continuing under the Sunshine MHC Portfolio Mortgage Loan documents (unless after giving effect to the release of the applicable property, all existing events of default would be cured), at any time after the second anniversary of the closing date of the Benchmark 2024-V12 securitization and prior to June 6, 2029, the borrowers may obtain the release of one or more of the individual Sunshine MHC Portfolio Properties, in each case, provided that, among other conditions, (i) the borrowers defease an amount of the Sunshine MHC Portfolio Mortgage Loan equal to the greater of (a) 110% of the allocated loan amount for the applicable individual Sunshine MHC Portfolio Property or Properties being released, and (b) 100% of the net sales proceeds applicable to such individual Sunshine MHC Portfolio Property or Properties, (ii) the borrowers deliver a REMIC opinion, (iii) after giving effect to the release, the debt service coverage ratio with respect to the remaining Sunshine MHC Portfolio Properties is equal to or greater than the greater of (a) 1.43x, and (b) the debt service coverage ratio of all of the Sunshine MHC Portfolio Properties immediately prior to the partial release, and (iv) after giving effect to the release, the debt yield with respect to the remaining Sunshine MHC Portfolio Properties is equal to or greater than the greater of (a) 9.39% and (b) the debt yield with respect to all of the Sunshine MHC Portfolio Properties immediately prior to the partial release.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

59

Retail – Anchored 2308 Sir Barton Way Lexington, KY 40509	Collateral Asset Summary – Loan No. 4 Hamburg Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,500,000 67.0% 1.79x 13.5%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

60

Retail – Anchored 2308 Sir Barton Way Lexington, KY 40509	Collateral Asset Summary – Loan No. 4 Hamburg Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,500,000 67.0% 1.79x 13.5%

75
ROSS
DRESS FOR LESS
five BELOW
Bath&BodyWorks
OLD NAVY
ULTA
at home
KOHL'S
DICK'S
SPORTING GOODS
DSW
DESIGNER SHOE WAREHOUSE
BOB'S
DISCOUNT
FURNITURE
PAVILION WAY
REGAL
CINEMAS
FLORA FINA STREET
STAR SHOOT PARKWAY
VENDOR WAY
VICTORIA'S SECRET
PETSMART
BARNES&NOBLE
OLD CHICAGO
PIZZA + TAPROOM
Michaels
SEW A LOT
LEXINGTON,
INC.
Marshalls
BEST BUY
BENCHMARK GROWTH
PARTNERS, LLC
MAN O' WAR BOULEVARD
MGMT.
OFFICE
NAIL BAR
AND SPA
Burlington
DOLLAR TREE
MY SALON
LOFT
CHICO'S
TOP NAIL SPA
BIG CITY
SIR BARTON WAY
LANE BRYANT
Great Clips
at&t
TO THE GRAVE TATTOO
GameStop
GNC
SEN
HAK
LEAP
BALLY HOUSE
MattressFIRM
Party City
KAY
JEWELERS
PREMIER
MARTIAL
ARTS
crumbl
LENSCRAFTERS
SLEEP OUTFITTERS
Logan's
ROADHOUSE
Local
ALYSHEBA WAY
AMERICAN EAGLE
TORRID
Visionworks
carter's
TEKKA
THE ARBHARP GROUP LLC

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

61

Retail – Anchored 2308 Sir Barton Way Lexington, KY 40509	Collateral Asset Summary – Loan No. 4 Hamburg Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,500,000 67.0% 1.79x 13.5%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

62

Retail – Anchored 2308 Sir Barton Way Lexington, KY 40509	Collateral Asset Summary – Loan No. 4 Hamburg Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,500,000 67.0% 1.79x 13.5%

Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type – Subtype:	Retail - Anchored
Borrower Sponsor(s):	Fairbourne Properties, LLC	Collateral:	Fee
Borrower(s):	FHH Hamburg, LLC	Location:	Lexington, KY
Original Balance(1):	$54,500,000	Year Built / Renovated:	1997-2005 / NAP
Cut-off Date Balance(1):	$54,500,000	Property Management:	Fairbourne Properties, LLC
% by Initial UPB:	7.2%	Size:	874,095 SF
Interest Rate:	6.84000%	Appraised Value (As Is) / Per SF:	$141,100,000 / $161
Note Date:	October 29, 2024	Appraisal Date:	September 20, 2024
Original Term:	60 months	Occupancy:	92.3% (as of September 30, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	91.1%
Original Amortization:	NAP	Underwritten NOI:	$12,748,750
Interest Only Period:	60 months	Underwritten NCF:	$11,727,281
First Payment Date:	December 6, 2024
Maturity Date:	November 6, 2029	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	$12,599,510 (TTM August 31, 2024)
Additional Debt Balance(1):	$40,000,000	2023 NOI:	$12,958,351
Call Protection:	L(25),D(28),O(7)	2022 NOI:	$12,565,808
Lockbox / Cash Management:	Springing / Springing	2021 NOI:	$11,294,136
Reserves(2)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$108
Taxes:	$298,971	$149,485	NAP	Maturity Date Loan / SF:	$108
Insurance:	$338,225	$37,581	NAP	Cut-off Date LTV:	67.0%
Replacement Reserves:	$0	$29,167	$500,000	Maturity Date LTV:	67.0%
TI / LC:	$298,000	$61,915	$2,225,000	UW NOI DY:	13.5%
Other:	$0	$0	NAP	UW NCF DSCR:	1.79x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan	$94,500,000	68.8%	Purchase Price	$135,000,000	98.3%
Borrower Sponsor Equity	41,914,470	30.5	Closing Costs	1,376,518	1.0
Other Sources	897,244	0.7	Upfront Reserves	935,195	0.7
Total Sources	$137,311,714	100.0%	Total Uses	$137,311,714	100.0%
(1)	The Hamburg Pavilion Mortgage Loan (as defined below) is part of the Hamburg Pavilion Whole Loan (as defined below), which is comprised of two pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $94,500,000. Financial Information in the chart above is based on the aggregate outstanding principal balance as of the Cut-off Date of the Hamburg Pavilion Whole Loan.
(2)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.\

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

63

Retail – Anchored 2308 Sir Barton Way Lexington, KY 40509	Collateral Asset Summary – Loan No. 4 Hamburg Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,500,000 67.0% 1.79x 13.5%

The Loan. The fourth largest mortgage loan (the “Hamburg Pavilion Mortgage Loan”) is part of a whole loan (the “Hamburg Pavilion Whole Loan”) secured by the borrower’s fee interest in an 874,095 square foot anchored retail shopping center located in Lexington, Kentucky (the “Hamburg Pavilion Property”). The Hamburg Pavilion Whole Loan is evidenced by two pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $94,500,000. The Hamburg Pavilion Whole Loan was originated by Citi Real Estate Funding Inc. (“CREFI”). The Hamburg Pavilion Whole Loan has an initial term of five years, is interest-only for the full term and accrues interest at a fixed rate of 6.84000% per annum on an actual/360 basis. The Hamburg Pavilion Mortgage Loan is evidenced by the controlling Note A-1 with an outstanding principal balance as of the Cut-off Date of $54,500,000.

The table below identifies the promissory notes that comprise the Hamburg Pavilion Whole Loan. The relationship between the holders of the Hamburg Pavilion Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Hamburg Pavilion Whole Loan will be serviced under the pooling and servicing agreement for the Benchmark 2024-V12 securitization trust. See “The Pooling and Servicing Agreement” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$54,500,000	$54,500,000	Benchmark 2024-V12	Yes
A-2	$40,000,000	$40,000,000	BBCMS 2024-5C31	No
Whole Loan	$94,500,000	$94,500,000

The Property. The Hamburg Pavilion Property is an 874,095 square foot, anchored retail center located in Lexington, Kentucky. The Hamburg Pavilion Property was originally constructed from 1997 to 2005 and is comprised of 17 one-story buildings located on an approximately 93.7-acre site. The Hamburg Pavilion Property has 5,871 surface parking spaces and 148 ADA parking spaces, resulting in a parking ratio of approximately 6.89 spaces per 1,000 square feet. The Hamburg Pavilion Property is located near Interstate 75 and Man-O-War Boulevard, which reported average traffic volumes of 73,690 and 39,955 vehicles per day, respectively.

As of September 30, 2024, the Hamburg Pavilion Property was 92.3% leased to a diverse tenant pool of 65 tenants, which includes both national and local retailers. National retailers include tenants such as At Home, Kohl’s, Regal Cinemas, Dick’s Sporting Goods, PetSmart, Best Buy, Marshalls and Bob’s Discount Furniture, LLC. The Hamburg Pavilion Property is also shadow anchored by Target and has an onsite management office accounting for 850 square feet. As of the Cut-off Date, the current tenant roster has been at the Hamburg Pavilion Property for a weighted average of 19.1 years with a weighted average lease term remaining of 4.5 years.

Major Tenants. The three largest tenants based on underwritten base rent are Regal Cinemas, At Home and Best Buy.

Regal Cinemas (64,234 square feet; 7.3% of net rentable area; 10.8% of underwritten base rent). Founded in 1989, Regal Cinemas is an American movie theater chain headquartered in Knoxville, Tennessee. Regal Cinemas is a division of Cineworld (NYSE: CNK), which operates the second-largest theater circuit in the United States with 5,774 screens in 425 theatres across 41 states along with the District of Columbia and Guam as of April 2024. Regal Cinemas has been a tenant at the Hamburg Pavilion Property since October 1999 and has a current lease term through September 2029 with three, five-year renewal options remaining and no termination options.

At Home (122,400 square feet; 14.0% of net rentable area; 9.0% of underwritten base rent). Founded in 1979, At Home is a big-box retail chain of home furnishing stores that sells furniture, inside and outside décor, rugs and curtains, kitchen and dining décor, bed and bath décor and storage supplies. At Home operates over 250 stores across 40 states. At Home has been at the Hamburg Pavilion Property since September 1998 and has a current lease term through August 2028 with two, five-year renewal options remaining and no termination options.

Best Buy (30,000 square feet; 3.4% of net rentable area; 4.8% of underwritten base rent). Founded in 1966, Best Buy (NYSE: BBY) is a specialty electronics retailer that operated more than 1,000 retail stores and had more than 85,000 employees in 2024. Best Buy has been a tenant at the Hamburg Pavilion Property since August 2007 and has a current lease term through March 2028 with two, five-year renewal options remaining and no termination options.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

64

Retail – Anchored 2308 Sir Barton Way Lexington, KY 40509	Collateral Asset Summary – Loan No. 4 Hamburg Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,500,000 67.0% 1.79x 13.5%

The following table presents certain information relating to the largest tenants at the Hamburg Pavilion Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s / S&P / Fitch)(2)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF	% Annual U/W Base Rent	Sales PSF / Year(3)	U/W Occ. Costs	Lease Expiration	Termination Option (Y/N)	Renewal Option
Major Tenants
Regal Cinemas	Ba1/NR/NR	64,234	7.3%	$1,458,754	$22.71	10.8%	$387,195	23.5%	9/30/2029	N	3 x 5 yr
At Home	NR/NR/NR	122,400	14.0%	$1,224,000	$10.00	9.0%	NAV	NAV	8/31/2028	N	2 x 5 yr
Best Buy	A3/BBB+/NR	30,000	3.4%	$645,000	$21.50	4.8%	NAV	NAV	3/31/2028	N	2 x 5 yr
Kohl's(4)	Ba2/BB/BB	86,584	9.9%	$492,920	$5.69	3.6%	NAV	NAV	1/31/2032	N	7 x 5 yr
Dick's Sporting Goods	Baa2/BBB/NR	48,000	5.5%	$487,200	$10.15	3.6%	$295	3.4%	1/31/2029	N	2 x 5 yr
Barnes & Noble	NR/NR/NR	25,042	2.9%	$475,798	$19.00	3.5%	NAV	NAV	2/28/2029	N	N
PetSmart	B1/B+/NR	32,444	3.7%	$468,686	$14.45	3.5%	$187	7.7%	1/31/2030	N	1 x 5 yr
Burlington Coat Factory	NR/BB+/NR	29,550	3.4%	$384,150	$13.00	2.8%	NAV	NAV	2/29/2032	N	4 X 4 yr
Marshalls	A2/A/NR	30,000	3.4%	$360,000	$12.00	2.7%	NAV	NAV	4/30/2029	N	1 x 5 yr
Ross	A2/BBB+/NR	23,500	2.7%	$352,500	$15.00	2.6%	NAV	NAV	1/31/2029	N	3 x 5 yr
Total Major Tenants		491,754	56.3%	$6,349,008	$12.91	46.9%
Non- Major Tenants		315,453	36.1%	$7,202,236	$22.83	53.1%
Total Occupied		807,207	92.3%	$13,551,244	$16.79	100.0%
Vacant		66,888	7.7%
Total		874,095	100.0%
(1)	Based on the underwritten rent roll dated September 30, 2024, inclusive of $139,956 of contractual rent steps through October 1, 2025.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Sales PSF / Year represents the most recent sales information as provided by the borrower. Sales PSF for Regal Cinemas represent per screen sales based on 16 screens.
(4)	Kohl’s leases their space pursuant to a ground lease.

The following table presents certain information relating to the historical sales of the top tenants that report sales at the Hamburg Pavilion Property:

Tenant Sales History(1)
Tenant	Net Rentable Area (SF)	2021	2022	2023	T-12(2)
Regal Cinemas(3)	64,234	$188,836	$371,674	$410,806	$387,195
Dick's Sporting Goods	48,000	$31	$274	$265	$295
PetSmart	32,444	$140	$119	$99	$187
(1)	Historical sales represent Sales PSF / Year.
(2)	T-12 represents the most recent sales information as provided by the borrower.
(3)	Historical Sales for Regal Cinemas represent per screen sales based on 16 screens.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

65

Retail – Anchored 2308 Sir Barton Way Lexington, KY 40509	Collateral Asset Summary – Loan No. 4 Hamburg Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,500,000 67.0% 1.79x 13.5%

The following table presents certain information relating to the lease rollover schedule at the Hamburg Pavilion Property, based on initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2024	0	0.0%	0.0%	$0	0.0%	$0.00	0
2025	38,378	4.4%	4.4%	$1,174,935	8.7%	$30.61	7
2026	48,339	5.5%	9.9%	$1,166,068	8.6%	$24.12	13
2027	34,799	4.0%	13.9%	$942,501	7.0%	$27.08	10
2028	171,114	19.6%	33.5%	$2,363,862	17.4%	$13.81	6
2029	265,992	30.4%	63.9%	$4,630,788	34.2%	$17.41	16
2030	56,702	6.5%	70.4%	$966,488	7.1%	$17.05	3
2031	39,368	4.5%	74.9%	$540,780	4.0%	$13.74	2
2032	124,087	14.2%	89.1%	$1,062,724	7.8%	$8.56	4
2033	23,618	2.7%	91.8%	$560,996	4.1%	$23.75	3
2034	3,960	0.5%	92.3%	$95,040	0.7%	$24.00	1
2035 & Thereafter	0	0.0%	92.3%	$0	0.0%	$0.00	0
Other(2)	850	0.1%	92.3%	$47,062	0.3%	$55.37	4
Vacant	66,888	7.7%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	874,095	100.0%	100.0%	$13,551,244	100.0%	$16.79	69
(1)	Based on the underwritten rent roll dated September 30, 2024, inclusive of $139,956 of contractual rent steps through October 1, 2025. Certain tenants may have lease termination options that are not reflected in the Lease Rollover Schedule.
(2)	Other is inclusive of a management office that occupies 850 square feet for which no rent is attributable, as well as three tenants with license agreements that do not occupy any square footage at the Hamburg Pavilion Property and account for $47,062 in U/W Base Rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

66

Retail – Anchored 2308 Sir Barton Way Lexington, KY 40509	Collateral Asset Summary – Loan No. 4 Hamburg Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,500,000 67.0% 1.79x 13.5%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Hamburg Pavilion Property:

Cash Flow Analysis
	2021	2022	2023	TTM 8/31/2024	UW(1)	UW PSF
Base Rent	$11,691,767	$12,924,775	$13,301,042	$13,603,929	$13,411,288	$15.34
Contractual Rent Steps(2)	$0	$0	$0	$0	$139,956	$0.16
Potential Income from Vacant Space	$0	$0	$0	$0	$1,636,758	$1.87
Reimbursements	$2,620,078	$2,807,778	$3,070,213	$2,321,899	$3,043,223	$3.48
Gross Potential Income	$14,311,846	$15,732,553	$16,371,254	$15,925,828	$18,231,225	$20.86
Economic Vacancy & Credit Loss	(398,956)	(61,871)	(119,083)	(37,833)	(1,636,758)	($1.87)
Percentage Rent	$190,472	$173,533	$175,831	$213,237	$163,836	$0.19
Other Income(3)	$519,267	$106,284	$43,709	$57,875	$57,875	$0.07
Effective Gross Income	$14,622,629	$15,950,498	$16,471,711	$16,159,108	$16,816,178	$19.24

Real Estate Taxes	$1,376,987	$1,296,395	$1,328,687	$1,367,259	$1,694,655	$1.94
Management Fee	$438,679	$478,515	$494,151	$484,773	$504,485	$0.58
Insurance	$210,493	$228,040	$257,148	$268,579	$429,302	$0.49
Other Expenses(4)	$1,302,334	$1,381,740	$1,433,374	$1,438,985	$1,438,985	$1.65
Total Operating Expenses	$3,328,492	$3,384,690	$3,513,360	$3,559,597	$4,067,428	$4.65

Net Operating Income	$11,294,136	$12,565,808	$12,958,351	$12,599,510	$12,748,750	$14.59
Replacement Reserves	$0	$0	$0	$0	$209,783	$0.24
TI/LC	$0	$0	$0	$0	$811,686	$0.93
Net Cash Flow	$11,294,136	$12,565,808	$12,958,351	$12,599,510	$11,727,281	$13.42

Occupancy (%)	91.3%	95.8%	97.2%	97.1%	91.1%(5)
NCF DSCR(6)	1.72x	1.92x	1.98x	1.92x	1.79x
NOI Debt Yield(6)	12.0%	13.3%	13.7%	13.3%	13.5%
(1)	Underwritten Base Rent is based on the underwritten rent roll dated September 30, 2024.
(2)	Contractual Rent Steps are inclusive of $139,956 of contractual rent steps through October 1, 2025.
(3)	Other Income includes items such as storage rent, specialty leasing revenue, marketing revenue and miscellaneous income.
(4)	Other Expenses include common area maintenance expenses, advertising and marketing expenses, utilities (water and sewer) and general and administrative expenses.
(5)	Represents economic occupancy.
(6)	Based on the Hamburg Pavilion Whole Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

67

Retail – Anchored 2308 Sir Barton Way Lexington, KY 40509	Collateral Asset Summary – Loan No. 4 Hamburg Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,500,000 67.0% 1.79x 13.5%

Appraisal. According to the appraisal, the Hamburg Pavilion Property had an “as-is” appraised value of $141,100,000 as of September 20, 2024, as shown in the table below.

Hamburg Pavilion Appraised Value(1)
Property	Value	Capitalization Rate
Hamburg Pavilion	$141,100,000	8.50%
(1)	Source: Appraisal.

Environmental Matters. According to a Phase I environmental report dated August 14, 2024, there was no evidence of any recognized environmental conditions at the Hamburg Pavilion Property.

The Market. The Hamburg Pavilion Property is located in Lexington, Kentucky and is part of the Lexington-Fayette metropolitan statistical area (the “Lexington-Fayette MSA”). The Hamburg Pavilion Property is located approximately 6.5 miles east of downtown Lexington, Kentucky with primary access provided by Interstates 64 and 75. The Lexington-Fayette MSA has a 2024 population of 526,223 with average household income of $101,208. As of the second quarter of 2024, the Lexington-Fayette MSA had inventory of 33,782,555 square feet, a vacancy rate of 3.1% and overall rent of $17.57 per square foot.

According to the appraisal, the Hamburg Pavilion Property is located in the East Lexington/Fayette retail submarket of the broader Lexington-Fayette MSA. As of the second quarter of 2024, the East Lexington/Fayette retail submarket had a total inventory of 13,037,172 square feet, an overall vacancy rate of 1.8% and overall rent of $17.22 per square foot.

According to the appraisal, the 2024 population within a one-, three- and five-mile radius of the Hamburg Pavilion Property is 7,853, 70,035 and 160,372, respectively. The 2024 average household income within the same radii is $139,187, $107,073 and $99,011, respectively.

The following table presents information relating to comparable sales for the Hamburg Pavilion Property:

Summary of Comparable Sales(1)
Property Name / Address	Distance from Subject	Sale Date	Sale Price	Square Feet	Price per SF
Hamburg Pavilion 2308 Sir Barton Way Lexington, KY 40509	-	Sep-24	$135,000,000	874,095 SF	$154.45
Springhurst Towne Center 4400 Towne Center Drive Louisville, KY 40241	74 mi	Dec-23	$66,100,000	444,503 SF	$148.71
Paddock Shops 4300 Summit Plaza Drive Louisville, KY 40241	75 mi	Nov-23	$96,800,000	342,224 SF	$282.86
Kenwood Square 7800 Montgomery Road Cincinnati, OH 45236	97 mi	Jun-24	$80,000,000	460,893 SF	$173.58
Waterstone Center 9691 Waterstone Boulevard Cincinnati, OH 45249	105 mi	Sep-23	$29,569,397	157,181 SF	$188.12
Sun Center 3622 West Dublin Granville Road Columbus, OH 43235	204 mi	Nov-21	$64,331,144	308,391 SF	$208.60
Pavilion Shopping Center 24001-24601 Chagrin Boulevard Beachwood, OH 44122	336 mi	Nov-23	$32,050,000	203,153 SF	$157.76
(1)	Source: Appraisal.

The Borrower and the Borrower Sponsor. The borrower is FHH Hamburg, LLC, a Delaware limited liability company, with one independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hamburg Pavilion Whole Loan. The borrower sponsor and non-recourse carveout guarantor is Fairbourne Properties, LLC (“Fairbourne Properties”). Founded in 2016, Fairbourne Properties is a full-service real estate investment and property management company focused on the acquisition, management and asset management of office, retail and mixed-use properties throughout the United States. Fairbourne Properties has a current portfolio of assets under management consisting of 18 properties totaling approximately 7.7 million

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

68

Retail – Anchored 2308 Sir Barton Way Lexington, KY 40509	Collateral Asset Summary – Loan No. 4 Hamburg Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,500,000 67.0% 1.79x 13.5%

square feet. The borrower is owned by a joint venture, which in turn is 95.1% owned by various funds managed by or affiliated with Harbert U.S. Real Estate Fund VIII GP, LLC and 4.9% owned by various entities managed by Kenneth Paul Jones, who is the founder of a private investment firm that invests the assets of the Wanek family, which owns Ashley Furniture. The Hamburg Pavilion Whole Loan documents permit various transfers of equity to and among the owners of the borrower and certain of their principals.

Property Management. The Hamburg Pavilion Property is managed by Fairbourne Properties, LLC, the borrower sponsor and non-recourse carveout guarantor. Trio Commercial Property Group, LLC acts as leasing manager of the Hamburg Pavilion Property.

Initial and Ongoing Reserves. At origination of the Hamburg Pavilion Whole Loan, the borrower deposited approximately (i) $298,971 into a real estate tax reserve, (ii) $338,225 into an insurance reserve, (iii) $100,000 into a leasing reserve for tenant improvements owed to the tenant DSW (the “DSW Reserve”) and (iv) $198,000 into a leasing reserve for tenant improvements owed to the tenant Honey Baked Ham (the “HBH Reserve”).

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $149,485).

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount that will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by the insurance policies (initially estimated to be approximately $37,581). As of origination the borrower is required to make deposits into the insurance reserve

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, approximately $29,167 for the first 12 monthly payment dates and $12,500 for each monthly payment date thereafter; provided that the borrower will not be required to make any such deposit to the extent it would cause the amount on deposit in such replacement reserve to exceed $500,000.

Leasing Reserve – In addition to the DSW Reserve and the HBH Reserve, the borrower is required to deposit into a leasing reserve, on a monthly basis, approximately $61,915 for future tenant improvements and leasing commissions; provided that the borrower will not be required to make any such deposit to the extent it would cause the funds in such reserve (excluding any remaining balance of the DSW Reserve or HBH Reserve) to exceed $2,225,000.

Lockbox / Cash Management. The Hamburg Pavilion Whole Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Trigger Period (as defined below), the borrower is required to establish a lender-controlled lockbox account and is thereafter required to promptly cause all revenue received by the borrower or the property manager, as applicable, to be deposited into such lender-controlled lockbox account within two business days of receipt thereof. Within five business days after the first occurrence of a Trigger Period, the borrower is required to deliver a notice to all tenants at the Hamburg Pavilion Property directing them to remit rent and all other sums due under the applicable lease directly to the lender-controlled lockbox account. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period exists and the lender elects (in its sole and absolute discretion) to deliver a restricted account notice, in which case all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the Hamburg Pavilion Whole Loan documents; and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Hamburg Pavilion Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Hamburg Pavilion Whole Loan. Upon the cure of the applicable Trigger Period, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the Hamburg Pavilion Whole Loan documents, the lender may apply funds to the debt in such priority as it may determine.

A “Trigger Period” means a period: (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default and (ii) the debt service coverage ratio (“DSCR”) falling below 1.35x (provided, however, that no Trigger Period will be deemed to exist pursuant to clause (ii) during any period that the Collateral Cure Conditions (as defined below) are satisfied); and (B) expiring upon, with regard to any Trigger Period commenced in connection with (x) clause (i) above, the cure (if applicable) of such event of default (or the waiver by the lender in its sole discretion of such event of default) and (y) clause (ii) above, the date that the DSCR is equal to or greater than 1.40x for two consecutive calendar quarters.

“Collateral Cure Conditions” means (and will only be deemed satisfied for so long as) the borrower deposits funds into an account with the lender, in the form of cash or a letter of credit, which, in either case, will serve as additional collateral for the Hamburg Pavilion Whole Loan, in an amount equal to $2,280,000, and, thereafter, for so long as the borrower elects to satisfy the Collateral Cure Conditions in order to avoid a Trigger Period, on each one-year anniversary of the date that the borrower made said deposit (or delivered said letter of credit), the borrower is required to deposit additional cash collateral in an amount equal to $2,280,000 or to increase the amount of the letter of credit by an amount equal to $2,280,000, as applicable.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

69

Retail – Anchored 2308 Sir Barton Way Lexington, KY 40509	Collateral Asset Summary – Loan No. 4 Hamburg Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,500,000 67.0% 1.79x 13.5%

Current Mezzanine or Secured Subordinate Indebtedness. At origination of the Hamburg Pavilion Whole Loan, the sole member of the borrower received an intercompany loan in the amount of $22,750,000 from an affiliated company, which is secured by a pledge by the parent entity of the sole member of the borrower of its 99.99% controlling equity interest in the sole member of the borrower (the “Intercompany Loan”). The loan documents for the Intercompany Loan provide that the Intercompany Loan matures on the earlier to occur of (i) the dissolution of the borrower under such loan and (ii) the fifth anniversary of the date of the Intercompany Loan, subject to two, 12-month extension options exercisable by the borrower thereunder not less than 30 days prior to the then-applicable maturity date. See “Description of the Mortgage Pool—Additional Indebtedness—Other Unsecured Indebtedness” in the Preliminary Prospectus.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not Permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

70

Multifamily – Garden Various Houston, TX 77061	Collateral Asset Summary – Loan No. 5 Verde Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 61.4% 1.33x 9.9%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

71

Multifamily – Garden Various Houston, TX 77061	Collateral Asset Summary – Loan No. 5 Verde Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 61.4% 1.33x 9.9%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

72

Multifamily – Garden Various Houston, TX 77061	Collateral Asset Summary – Loan No. 5 Verde Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 61.4% 1.33x 9.9%

Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily - Garden
Borrower Sponsor(s):	Jesse Levine and The Josh and Lizzy Scheinfeld Irrevocable Family Trust	Collateral:	Fee
Borrower(s):	Verde Apartment Portfolio One, LLC	Location:	Houston, TX
Original Balance(1):	$48,000,000	Year Built / Renovated:	1975 / 2024
Cut-off Date Balance(1):	$48,000,000	Property Management(4):	Various
% by Initial UPB:	6.4%	Size(5):	2,245 Units
Interest Rate:	6.79000%	Appraised Value / Per Unit:	$127,000,000 / $56,570
Note Date:	November 20, 2024	Appraisal Date:	October 2, 2024
Original Term:	60 months	Occupancy:	86.8% (as of October 23, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	84.5%
Original Amortization:	NAP	Underwritten NOI(6):	$7,705,565
Interest Only Period:	60 months	Underwritten NCF:	$7,144,315
First Payment Date:	January 6, 2025
Maturity Date:	December 6, 2029	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI(6):	$6,878,314 (TTM October 31, 2024)
Additional Debt Balance(1):	$30,000,000	2023 NOI:	$4,120,412
Call Protection:	L(24),D(29),O(7)	2022 NOI:	$2,662,705
Lockbox / Cash Management:	Springing / Springing	2021 NOI:	NAV
Reserves(2)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$34,744
Taxes:	$208,889	$208,889	NAP	Maturity Date Loan / Unit:	$34,744
Insurance:	$2,189,331	$273,666	NAP	Cut-off Date LTV:	61.4%
Replacement Reserves:	$3,250,000(3)	$46,771	NAP	Maturity Date LTV:	61.4%
Deferred Maintenance:	$721,485	$0	NAP	UW NOI DY:	9.9%
				UW NCF DSCR:	1.33x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$78,000,000	100.0%	Loan Payoff	$56,851,124	72.9%
			Borrower Sponsor Equity	8,440,435	10.8
			Upfront Reserves	6,369,706	8.2
			Closing Costs(7)	6,338,735	8.1
Total Sources	$78,000,000	100.0%	Total Uses	$78,000,000	100.0%
(1)	The Verde Apartments Mortgage Loan (as defined below) is part of the Verde Apartments Whole Loan (as defined below), which is evidenced by two pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $78,000,000. The Financial Information in the chart above reflects the Verde Apartments Whole Loan.
(2)	See “Initial and Ongoing Reserves” below.
(3)	Initial Replacement Reserves may be used only for specified renovations to unrenovated units.
(4)	See “Property Management” below.
(5)	The unit count at the Verde Apartments Property includes 23 units that are permanently offline as they are used for leasing offices, maintenance shop/rooms and storage rooms.
(6)	The increase from Most Recent NOI to Underwritten NOI is due to the Verde Apartments Property occupancy and rental rates increasing as renovations were completed from 2022 to 2024 and remain ongoing.
(7)	Closing Costs include a rate buydown fee of $1,950,000.

The Loan. The fifth largest mortgage loan (“Verde Apartments Mortgage Loan”) is part of a whole loan (the “Verde Apartments Whole Loan”) secured by the borrower’s fee interest in a 2,245-unit, garden style multifamily complex located in Houston, Texas (the “Verde Apartments Property”). The Verde Apartments Whole Loan is evidenced by two pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $78,000,000. The Verde Apartments Whole Loan was originated on November 20, 2024 by Citi Real Estate Funding Inc. The Verde Apartments Whole Loan has an initial term of five years, is interest-only for the full term

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

73

Multifamily – Garden Various Houston, TX 77061	Collateral Asset Summary – Loan No. 5 Verde Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 61.4% 1.33x 9.9%

and accrues interest at a fixed rate of 6.79000% per annum on an Actual/360 basis. The Verde Apartments Mortgage Loan is evidenced by the controlling Note A-1 with an outstanding principal balance as of the Cut-off Date of $48,000,000.

The table below identifies the promissory notes that comprise the Verde Apartments Whole Loan. The relationship between the holders of the Verde Apartments Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Verde Apartments Whole Loan will be serviced under the pooling and servicing agreement for the Benchmark 2024-V12 securitization trust. See “Pooling and Servicing Agreement” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$48,000,000	$48,000,000	Benchmark 2024-V12	Yes
A-2	$30,000,000	$30,000,000	BBCMS 2024-5C31	No
Whole Loan	$78,000,000	$78,000,000

The Property. The Verde Apartments Property is a 2,245-unit, garden style multifamily complex located in Houston, Texas that consists of 175 two- to three-story apartment buildings, 16 single-story laundry/clubhouse buildings, two single-story leasing office buildings, two single-story mailroom buildings and three single-story pool buildings. The Verde Apartments Property was originally constructed in 1975 and recently renovated from 2022 to 2024. Renovations included new blinds, fixtures, appliances, fans, resurfacing countertops, plank flooring and paint to 1,482 units at the Verde Apartments Property and have been on-going as units become available through vacancy. Amenities at the Verde Apartments Property include on-site management and security, 10 swimming pools, laundry facilities, community rooms/clubhouses and courtyards. The Verde Apartments Property also features 3,226 parking spaces resulting in a parking ratio of approximately 1.44 spaces per unit. As of October 23, 2024, the Verde Apartments Property was 86.8% leased.

The unit mix at the Verde Apartments Property consists of 1,526 one-bedroom / one-bathroom units, 44 one-bedroom / 1.5-bathroom units, 207 two-bedroom / one-bathroom units, 40 two-bedroom / 1.5-bathroom units, 362 two-bedroom / two-bathroom units, 39 two-bedroom / 2.5-bathroom units, four three-bedroom / two-bathroom units and 23 units that are used for leasing offices, maintenance shop/rooms and storage space. Unit amenities at the Verde Apartments Property include full appliance packages, walk-in closets, ceiling fans and select units with fireplaces, washer/dryers and private patios or balcony areas.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

74

Multifamily – Garden Various Houston, TX 77061	Collateral Asset Summary – Loan No. 5 Verde Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 61.4% 1.33x 9.9%

The following table presents certain information relating to the unit mix at the Verde Apartments Property:

Unit Mix(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (SF)	Average Monthly Rental Rate	Average Monthly Market Rent Per Unit (2)
1BR/1BA	543	24.2%	446	82.1%	640	$669	$701
1BR/1BA - Renovated	983	43.8%	901	91.7%	646	$698	$701
1BR/1.5BA	15	0.7%	9	60.0%	893	$806	$878
1BR/1.5BA - Renovated	29	1.3%	15	51.7%	895	$938	$878
2BR/1BA	70	3.1%	61	87.1%	825	$823	$847
2BR/1BA - Renovated	137	6.1%	128	93.4%	824	$850	$847
2BR/1.5BA	2	0.1%	2	100.0%	887	$823	$924
2BR/1.5BA - Renovated	38	1.7%	36	94.7%	887	$927	$924
2BR/2BA	101	4.5%	71	70.3%	1,008	$929	$988
2BR/2BA - Renovated	261	11.6%	243	93.1%	999	$1,027	$988
2BR/2.5BA	14	0.6%	9	64.3%	1,206	$999	$1,158
2BR/2.5BA - Renovated	25	1.1%	24	96.0%	1,206	$1,226	$1,158
3BR/2BA - Renovated	4	0.2%	4	100.0%	1,248	$1,376	$1,402
Offline Units(3)	23	1.0%	0	0.0%	785	NAV	NAV
Total/Wtd. Avg.	2,245	100.0%	1,949	86.8%	740	$771	$778
(1)	Based on the underwritten rent roll dated October 23, 2024.
(2)	Source: Appraisal.
(3)	Offline Units includes 23 units that are permanently offline as they are used for leasing offices, maintenance shop/rooms and storage rooms. Of the 23 offline units, five have been renovated.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

75

Multifamily – Garden Various Houston, TX 77061	Collateral Asset Summary – Loan No. 5 Verde Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 61.4% 1.33x 9.9%

The following table presents certain information relating to the historical operating performance and underwritten net cash flows of the Verde Apartments Property:

Cash Flow Analysis(1)(2)
	2022	2023	TTM 10/31/2024	U/W	U/W Per Unit
Base Rent	$18,280,204	$19,057,685	$20,226,580	$18,020,832	$8,027
Potential Income from Vacant Units	$0	$0	$0	2,816,773	$1,255
Gross Potential Rent	$18,280,204	$19,057,685	$20,226,580	$20,837,605	$9,282
Other Income(3)	1,990,418	2,275,083	2,821,059	2,981,387	$1,328
Net Rental Income	$20,270,622	$21,332,768	$23,047,638	$23,818,992	$10,610
(Vacancy / Credit Loss)	($5,067,284)	($3,614,545)	($3,724,138)	($3,233,525)	($1,440)
Effective Gross Income	$15,203,338	$17,718,223	$19,323,500	$20,585,466	$9,169

Real Estate Taxes	1,892,971	2,387,307	2,387,307	2,387,307	$1,063
Insurance	2,454,937	2,966,684	2,616,365	3,127,616	$1,393
Management Fee	456,100	531,547	579,705	617,564	$275
Other Expenses(4)	7,736,626	7,712,274	6,861,809	6,747,414	$3,006
Total Expenses	$12,540,633	$13,597,811	$12,445,186	$12,879,901	$5,737

Net Operating Income	$2,662,705	$4,120,412	$6,878,314	$7,705,565	$3,432
Replacement Reserves	$0	$0	$0	$561,250	$250
Historical Capital Expenses	$0	$0	$0	$0	$0
Net Cash Flow	$2,662,705	$4,120,412	$6,878,314	$7,144,315	$3,182

Occupancy	75.0%	85.7%	86.3%	84.5%(6)
NCF DSCR(5)	0.50x	0.77x	1.28x	1.33x
NOI DY(5)	3.4%	5.3%	8.8%	9.9%
(1)	Based on the underwritten rent roll as of October 23, 2024.
(2)	The increase in historical Net Operating Income (“NOI”) and from TTM 10/31/2024 NOI to Underwritten NOI is due to the Verde Apartments Property occupancy and rental rates increasing as renovations were completed from 2022 to 2024.
(3)	Other Income includes laundry income, pet fees, administrative fees, application fees, utility reimbursement and parking income.
(4)	Other Expenses includes payroll and benefits, repairs and maintenance, utilities, general and administrative expenses, and franchise taxes.
(5)	NCF DSCR and NOI DY are based on the Verde Apartments Whole Loan amount of $78,000,000.
(6)	U/W Occupancy represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

76

Multifamily – Garden Various Houston, TX 77061	Collateral Asset Summary – Loan No. 5 Verde Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 61.4% 1.33x 9.9%

Appraisal. According to the appraisal, the Verde Apartments Property had an “as-is” appraised value of $127,000,000 as of October 2, 2024. Based on the “as-is” value of $127,000,000, the Cut-off Date LTV and Maturity Date LTV for the Verde Apartments Whole Loan are each 61.4%.

Appraised Value(1)
Property	Value	Capitalization Rate
Verde Apartments	$127,000,000	6.00%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental report dated October 7, 2024, there was no evidence of any recognized environmental conditions at the Verde Apartments Property.

The Market. The Verde Apartments Property buildings are located at 7900 Morely Street, 8601, 8700, 8751, 8915 and 8955 Broadway Street and 8801, 8900 and 8950 Glencrest Street in Houston, Texas. Primary access to the Verde Apartments Property is provided by IH-45, Loop 610 and Beltway 8, all of which are major traffic arteries to the Houston CBD with IH-45 connecting the neighborhood with the Houston CBD to the north and the City of Galveston to the south. As of the second quarter of 2024, the Houston – TX USA apartment market consisted of approximately 716,342 units, was 88.7% occupied, had average asking rent of $1,345 per unit and experienced positive net absorption of 7,840 units.

According to the appraisal, the Verde Apartments Property is located in the Southeast Houston apartment submarket of the Houston – TX USA apartment market. As of the second quarter of 2024, the Southeast Houston apartment submarket had a total inventory of 75,478 units, a vacancy rate of 12.8%, average asking rent of $1,119 per unit and positive net absorption of 786 units.

According to the appraisal, the 2024 population within a one-, three- and five-mile radius of the Verde Apartments Property is 20,004, 112,829 and 313,448, respectively. The 2024 average household income within the same radii is $64,781, $67,931 and $70,324, respectively.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

77

Multifamily – Garden Various Houston, TX 77061	Collateral Asset Summary – Loan No. 5 Verde Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 61.4% 1.33x 9.9%

The following table presents certain information relating to comparable multifamily properties to the Verde Apartments Property:

Multifamily Rent Comparables(1)
Property Address	Distance from Subject	Year Built / Renovated	Occupancy	Number of Units	Unit Type	Average Unit Size	Average Rent per Unit
Verde Apartments(2) 7900 Morely Street, 8601, 8700, 8751, 8915, 8955 Broadway Street, 8801, 8900 and 8950 Glencrest Street Houston, TX 77061	-	1975 / 2024	86.8%	2,245	1BR/1BA	640 SF	$669
					1BR/1BA - Renovated	646 SF	$698
					1BR/1.5BA	893 SF	$806
					1BR/1.5BA - Renovated	895 SF	$938
					2BR/1BA	825 SF	$823
					2BR/1BA - Renovated	824 SF	$850
					2BR/1.5BA	887 SF	$823
					2BR/1.5BA - Renovated	887 SF	$927
					2BR/2BA	1008 SF	$929
					2BR/2BA - Renovated	999 SF	$1,027
					2BR/2.5BA	1,206 SF	$999
					2BR/2.5BA - Renovated	1,206 SF	$1,226
					3BR/2BA - Renovated	1,248 SF	$1,376
Savannah(3) 8800 Broadway Street Houston, TX 77061	0.3 mi	1975 / 2018	95.0%	306	1BR / 1BA	660 SF	$693
					1BR / 1BA	713 SF	$749
					2BR / 1BA	850 SF	$893
					2BR / 1BA	900 SF	$945
					2BR / 1BA	1,050 SF	$1,103
					2BR / 2BA	1,060 SF	$1,113
The Bellfort 7950 Bellfort Houston, TX 77061	0.7 mi	1979 / 2021	92.0%	552	1BR / 1BA	659 SF	$856
					1BR / 1BA	709 SF	$931
					2BR / 2BA	933 SF	$1,206
Pebble Walk Apartments 8500 Broadway Boulevard Houston, TX 77061	0.8 mi	1971 / NAP	96.0%	228	1BR / 1BA	543 SF	$730
					1BR / 1BA	630 SF	$730
					1BR / 1BA	655 SF	$765
					2BR / 1BA	912 SF	$950
The Plaza at Hobby Airport 8501 Broadway Street Houston, TX 776061	1.6 mi	1975 / 2014	89.0%	328	1BR / 1BA	565 SF	$678
					1BR / 1BA	615 SF	$700
					1BR / 1BA	615 SF	$760
					1BR / 1BA	720 SF	$744
					1BR / 1BA	720 SF	$836
					2BR / 1BA	912 SF	$894
					2BR / 2BA	964 SF	$953
The Reserve at Bellfort 7987 Bellfort Street Houston, TX 77017	1.7 mi	1962 / 2019	92.0%	204	1BR / 1BA	735 SF	$849
					1BR / 1BA	735 SF	$1,049
					2BR / 2BA	1,055 SF	$1,199
					2BR / 2BA	1,055 SF	$1,459
Willow Creek 7575 Office City Drive Houston, TX 77012	4.4 mi	1972 / 2017	94.0%	1,502	1BR / 1BA	615 SF	$815-$915
					1BR / 1BA	650 SF	$825
					1BR / 1BA	720 SF	$935
					1BR / 1BA	843 SF	$855
					2BR / 1BA	900 SF	$1,240
					2BR / 1BA	912 SF	$1,240
					2BR / 2BA	1,008 SF	$1,260
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated October 23, 2024.
(3)	Owned by the borrower sponsor and located within 0.3 miles of the Verde Apartments Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

78

Multifamily – Garden Various Houston, TX 77061	Collateral Asset Summary – Loan No. 5 Verde Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 61.4% 1.33x 9.9%

The Borrower and the Borrower Sponsor. The borrower is Verde Apartment Portfolio One, LLC, a Delaware limited liability company and single purpose entity having at least one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Verde Apartments Whole Loan. The borrower sponsors and non-recourse carveout guarantors are Jesse Levine and The Josh and Lizzy Scheinfeld Irrevocable Family Trust. Jesse Levine and Josh Scheinfeld co-founded Verde Communities, a Chicago and Houston based operator with more than 30 years of real estate investing experience. Verde Communities currently owns and operates approximately 17 million square feet of land in Texas, including approximately 3,000 apartments; 700,000 square feet of retail, commercial mixed-use, office space, and parking; and a 300-acre tract of land in Austin.

Property Management. The Verde Apartments Property is managed by 8915 Broadway Management Co. LLC, 7900 Morley Management Co. LLC, 8751 Broadway Management Co. LLC, 8950 Glencrest Management Co. LLC, 8601 Broadway Management Co. LLC, 8700 Broadway Management Co. LLC and 8801 Glencrest Management Co. LLC, each a borrower-affiliated company.

Initial and Ongoing Reserves. At origination of the Verde Apartments Whole Loan, the borrower deposited approximately (i) $208,889 into a reserve account for real estate taxes, (ii) $2,189,331 into a reserve account for insurance premiums, (iii) $721,485 into a reserve account for immediate repairs, and (iv) $3,250,000 into a reserve account for replacements, which deposit may be used only for specified renovations to unrenovated units.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $208,889).

Insurance Reserve – At the option of the lender, if the liability or casualty insurance policies maintained by the borrower covering the Verde Apartments Property (or any portion thereof) do not constitute approved blanket or umbrella policies, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies (initially estimated to be approximately $273,666). As of origination the borrower is required to make insurance reserve payments.

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, $46,771 to be used for replacements at the Verde Apartments Property.

Lockbox / Cash Management. The Verde Apartments Whole Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Trigger Period (as defined below), the borrower is required to establish a lender-controlled lockbox account and is thereafter required to deposit, or cause the property manager to deposit, all revenue generated by the Verde Apartments Property into such lender-controlled lockbox account within two business days of receipt thereof. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period exists and the lender elects (in its sole and absolute discretion) to deliver a restricted account notice, in which case all funds in the lockbox account are required to be swept on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the Verde Apartments Whole Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Verde Apartments Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Verde Apartments Whole Loan. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the Verde Apartments Whole Loan documents, the lender may apply funds to the debt in such priority as it may determine.

“Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Verde Apartments Whole Loan documents, and (ii) the debt service coverage ratio being less than 1.15x; and (B) expiring upon (x) with regard to clause (i) above, the cure (if applicable) of such event of default under the Verde Apartments Whole Loan documents, and (y) with regard to clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.20x for two consecutive calendar quarters.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted, except in connection with certain casualty or condemnation events in which proceeds are applied to repay the Verde Apartments Whole Loan, in which event the related building may be released at 100% of its allocated loan amount, as set forth in the Verde Apartments Whole Loan documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

79

Multifamily – Garden Various Houston, TX 77061	Collateral Asset Summary – Loan No. 5 Verde Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 61.4% 1.33x 9.9%

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

80

Hospitality – Full Service 1000 Walnut Street Des Moines, IA 50309	Collateral Asset Summary – Loan No. 6 Hotel Fort Des Moines	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,500,000 52.0% 1.80x 14.8%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

81

Hospitality – Full Service 1000 Walnut Street Des Moines, IA 50309	Collateral Asset Summary – Loan No. 6 Hotel Fort Des Moines	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,500,000 52.0% 1.80x 14.8%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

82

Hospitality – Full Service 1000 Walnut Street Des Moines, IA 50309	Collateral Asset Summary – Loan No. 6 Hotel Fort Des Moines	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,500,000 52.0% 1.80x 14.8%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Hospitality - Full Service
Borrower Sponsor(s):	Anjanakumari Patel (aka Angie Patel) and Balvantbhai Patel (aka Balvant Patel)	Collateral:	Fee
Borrower(s):	Janssen Hospitality LLC and Janssen Lodging, Inc.	Location:	Des Moines, IA
Original Balance:	$38,500,000	Year Built / Renovated:	1919 / 2021
Cut-off Date Balance:	$38,500,000	Property Management:	First Hospitality, LLC
% by Initial UPB:	5.1%	Size:	287 Rooms
Interest Rate:	7.16000%	Appraised Value / Per Room:	$74,000,000 / $257,840
Note Date:	November 19, 2024	Appraisal Date:	September 27, 2024
Original Term:	60 months	Occupancy:	56.1% (as of October 31, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	56.1%
Original Amortization:	NAP	Underwritten NOI:	$5,717,204
Interest Only Period:	60 months	Underwritten NCF:	$5,020,834
First Payment Date:	January 6, 2025
Maturity Date:	December 6, 2029	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$5,499,771 (TTM October 31, 2024)
Additional Debt Balance:	NAP	2023 NOI:	$4,486,443
Call Protection:	L(24),D(29),O(7)	2022 NOI(2):	($133,226)
Lockbox / Cash Management:	Hard / In Place	2021 NOI(2):	NAV

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Room:	$134,146
Taxes:	$180,206	$45,052	NAP	Maturity Date Loan / Room:	$134,146
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	52.0%
Replacement Reserves:	$0	$58,190	NAP	Maturity Date LTV:	52.0%
				UW NOI DY:	14.8%
				UW NCF DSCR:	1.80x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$38,500,000	94.5%	Loan Payoff	$39,735,051	97.5%
Principal Contribution	2,240,773	5.5	Closing Costs	825,516	2.0
			Reserves	180,206	0.4

Total Sources	$40,740,773	100.0%	Total Uses	$40,740,773	100.0%
(1)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(2)	The hotel was not fully operational in 2021 and 2022 due to the gradual re-opening of the Hotel Fort Des Moines Property (as defined below) after the COVID-19 pandemic.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

83

Hospitality – Full Service 1000 Walnut Street Des Moines, IA 50309	Collateral Asset Summary – Loan No. 6 Hotel Fort Des Moines	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,500,000 52.0% 1.80x 14.8%

The Loan. The sixth largest mortgage loan (the “Hotel Fort Des Moines Mortgage Loan”) is secured by the borrowers’ fee interest in a 287-room hotel (the “Hotel Fort Des Moines Property”) located in Des Moines, Iowa. The Hotel Fort Des Moines Mortgage Loan has an outstanding principal balance as of the Cut-off Date of $38,500,000. The Hotel Fort Des Moines Mortgage Loan accrues interest at a fixed rate of 7.16000% per annum. The Hotel Fort Des Moines Mortgage Loan has an initial term of 60 months and has a remaining term of 60 months as of the Cut-off Date.

The Property. The Hotel Fort Des Moines Property is a 287-room, eleven-story full-service luxury hotel located in downtown Des Moines, Iowa. The Hotel Fort Des Moines Property was originally built in 1919 as the city’s first skyscraper and is known as a cultural and architectural destination in the city. The Hotel Fort Des Moines Property is featured on the National Register of Historical Places and has hosted 12 former U.S. presidents. Hotel amenities include a full-service restaurant, coffee and wine bar, speakeasy bar, and a total of 13,362 square feet of event space across six rooms with a 4,200 square foot grand ballroom.

Additionally, the Hotel Fort Des Moines Property benefits from a tax increment financing (“TIF”) program from the City of Des Moines in conjunction with the recent renovation. The borrower sponsors and the City of Des Moines entered into a long-term development agreement, effective from December 2024 through May 2044, pursuant to which the City of Des Moines will provide to the borrower an economic development grant consisting of 40 semi-annual tax increment installments payable each December 1st and May 1st through May 2044. The installments will be an amount equal to 90.0% of the Project TIF. The "Project TIF" means the total amount of property tax revenues generated in the preceding six months by the improvements, which is defined as the assessed value of the building located on the Hotel Fort Des Moines Property as determined by the Polk County Iowa Assessor's Office, by imposing the levies on the incremental taxable value of the building on the Hotel Fort Des Moines Property used in the calculation of the property taxes due and payable in that fiscal year, in excess of the base taxable valuation of $1,772,100 existing on January 1, 2016. According to the related appraisal, the $12,420,000 year-one projected assessed value of the Hotel Fort Des Moines Property minus $1,772,100 (the base taxable valuation) results in an incremental taxable valuation of the improvements of $10,647,900, multiplied by the year-one projected tax rate of 3.956% equals a Project TIF of $421,184. The TIF payment is 90% of the Project TIF, which is reflected in the lender’s underwritten value of $379,066.

The Hotel Fort Des Moines Property is subject to a franchise agreement with the Curio Collection by Hilton Franchise Holding LLC (“Hilton”), which commenced in July 2016 and expires in March 2038. The franchise agreement calls for a royalty fee of 5.0% of gross room revenue for the remaining term, and a program fee of 4.0% of gross rooms revenue.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

84

Hospitality – Full Service 1000 Walnut Street Des Moines, IA 50309	Collateral Asset Summary – Loan No. 6 Hotel Fort Des Moines	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,500,000 52.0% 1.80x 14.8%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Hotel Fort Des Moines Property:

Cash Flow Analysis
	2022(1)	2023	TTM 10/31/2024	U/W	U/W Per Room(2)
ADR	NAV	$184.50	$177.30	$177.30
RevPAR	NAV	$104.36	$99.47	$99.47

Rooms Revenue	$6,329,161	$9,195,323	$10,448,885	$10,420,336	$36,308
Food and Beverage Revenue	4,600,246	6,175,801	6,186,652	6,169,748	21,497
Other Departmental Revenue	52,907	500,380	821,404	819,159	2,854
Total Operating Revenue	$10,982,314	$15,871,504	$17,456,941	$17,409,244	$60,659
Rooms Expense	1,828,967	2,080,174	2,277,917	2,271,693	7,915
Food and Beverage Expense	3,508,902	4,150,006	4,366,611	4,354,680	15,173
Other Departmental Expenses	934,286	450,850	537,121	535,654	1,866
Total Departmental Expenses	$6,272,155	$6,681,030	$7,181,649	$7,162,027	$24,955
Total Departmental Profit	$4,710,159	$9,190,474	$10,275,292	$10,247,217	$35,705
Administrative and General	920,676	1,166,325	1,071,312	1,068,385	3,723
Sales and Marketing	0	341,218	639,247	637,501	2,221
Franchise Fees	1,466,103	1,097,651	997,991	937,830	3,268
Property Operation and Maintenance	552810	516,497	414,349	413216	1,440
Utilities	409,852	456,513	518,701	517284	1,802
Total Undistributed Expenses	$3,349,441	$3,578,204	$3,641,600	$3,574,216	$12,454
Gross Operating Profit	$1,360,718	$5,612,270	$6,633,692	$6,673,001	$23,251
Base Management Fee	384,379	547,830	660,995	609,324	2,123
Property and Other Taxes	1,036,428	479673	469048	533,962	1,860
Insurance	73,137	98,323	3,877	191,578	668
Economic Development Grant - TIF	0	0	0	-379,066	(1,321)
Net Operating Income	($133,226)	$4,486,443	$5,499,771	$5,717,204	$19,921
FF&E	439,293	634,860	698,278	696,370	2,426
Net Cash Flow	($572,519)	$3,851,583	$4,801,494	$5,020,834	$17,494

Occupancy	NAV	56.6%	56.1%	56.1%
NCF DSCR	-0.20x	1.38x	1.72x	1.80x
NOI Debt Yield	-0.3%	11.7%	14.3%	14.8%
(1)	The hotel was not fully operational in 2022 due to the gradual re-opening of the Hotel Fort Des Moines Property after the COVID-19 pandemic.
(2)	U/W Per Room is based on 287 rooms.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

85

Hospitality – Full Service 1000 Walnut Street Des Moines, IA 50309	Collateral Asset Summary – Loan No. 6 Hotel Fort Des Moines	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,500,000 52.0% 1.80x 14.8%

Appraisal. According to the appraisal dated November 15, 2024, the Hotel Fort Des Moines Property had an “As-Is” value of $74,000,000, as of September 27, 2024.

Property	Appraised Value(1)	Capitalization Rate(1)
Hotel Fort Des Moines	$74,000,000	9.00%(2)
(1)	Source: Appraisal.
(2)	Represents a terminal cap rate.

Environmental Matters. According to the Phase I environmental assessment dated October 3, 2024, there was no evidence of any recognized environmental conditions at the Hotel Fort Des Moines Property.

The Market. The Hotel Fort Des Moines Property is located in the Des Moines CBD/North submarket. As of the fourth quarter of 2024, the Des Moines CBD/North luxury & upper upscale hospitality submarket occupancy rate was 63.8% and the average ADR was $164.17, per a third-party report.

The following table presents competitive properties of the Hotel Fort Des Moines Property:

Competitive Properties - Estimated 2023(1)
Property Name	Rooms	Occupancy - Penetration	ADR - Penetration	RevPAR - Penetration
Hotel Fort Des Moines (Subject)	287	93.00%	105%	98%
Holiday Inn Des Moines DTWN - Mercy Area	251	87% - 96%	89% - 96%	78% - 89%
Marriott Des Moines Downtown	413	87% - 96%	99% - 105%	84% - 95%
Renaissance Des Moines Savery Hotel	209	113% - 122%	93% - 99%	106% - 117%
Hilton Des Moines Downtown	330	105% - 113%	105% - 112%	112% - 123%
Surety Hotel	137	113% - 122%	80% - 86%	89% - 100%
Total / Wtd. Avg.	1,627	100%	100%	100%
(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

86

Hospitality – Full Service 1000 Walnut Street Des Moines, IA 50309	Collateral Asset Summary – Loan No. 6 Hotel Fort Des Moines	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,500,000 52.0% 1.80x 14.8%

The following table presents competitive properties estimated demand segmentations of the Hotel Fort Des Moines Property:

Estimated Demand Segmentation(1)
Property Name	Rooms	Commercial	Meeting & Group	Leisure
Hotel Fort Des Moines (Subject)	287	40%	25%	35%
Holiday Inn Des Moines DTWN - Mercy Area	251	35%	45%	20%
Marriott Des Moines Downtown	413	45%	35%	20%
Renaissance Des Moines Savery Hotel	209	45%	30%	25%
Hilton Des Moines Downtown	330	40%	45%	15%
Surety Hotel	137	40%	20%	40%
Total / Wtd. Avg.	1,627	41%	35%	24%
(1)	Source: Appraisal.

The Borrowers and the Borrower Sponsors. The borrowers are Janssen Hospitality LLC, a Delaware limited liability company, and Janssen Lodging, Inc., an Iowa corporation, each structured to be bankruptcy-remote with one independent director. Janssen Hospitality LLC, the fee owner, entered into an operating lease with Janssen Lodging, Inc., as operating lessee. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Hotel Fort Des Moines Mortgage Loan. The borrower sponsors and non-recourse carveout guarantors are Balvant Patel and Angie Patel.

Property Management. The Hotel Fort Des Moines Property is managed by First Hospitality, LLC a third-party property management company.

Initial and Ongoing Reserves. At loan origination, the borrowers deposited (i) $180,206.48 into a tax reserve, representing four months of property taxes for the Hotel Fort Des Moines Property.

Tax Reserve – On each due date, the borrowers are required to fund 1/12th (currently $45,052) of the property taxes that the lender reasonably estimates will be payable over the next ensuing 12 months.

Insurance Reserve – On each due date, the borrowers are required to fund 1/12th of the insurance premiums that the lender reasonably estimates will be payable over the next ensuing 12 months; provided, however, such insurance reserve will be conditionally waived so long as the borrowers maintain a blanket policy meeting the requirements of the Hotel Fort Des Moines Mortgage Loan documents. At origination of the Hotel Fort Des Moines Mortgage Loan, an acceptable blanket policy was in place.

FF&E Reserve: On each due date, the borrowers are required to fund an amount equal to the greater of any amount mandated by the hotel management agreement with Hilton and 1/12th of 4% of the borrower’s gross revenues over the trailing twelve-month period (currently $58,190); provided, however, the borrowers may post a cash deposit or an acceptable letter of credit in lieu of ongoing FF&E reserves.

Lockbox / Cash Management. The Hotel Fort Des Moines Mortgage Loan is structured with a hard lockbox and in place cash management. The borrowers are required to maintain a lockbox account into which income from the Hotel Fort Des Moines Property is required to be deposited. At the end of each business day, all amounts contained in the lockbox account will be remitted directly into an account specified by the lender. The lender will specify the lender's cash management account for such remittance by the lockbox bank. At origination, the borrowers were required to deliver written notice to each of the credit card companies or credit card clearing banks with which the borrowers or the property manager have entered into merchant's or other credit card agreements a written notice directing it to make payments to the lockbox account that otherwise would be remitted to the borrowers or the property manager. Without limiting the foregoing, the borrowers are required to cause all cash revenues relating to the Hotel Fort Des Moines Property and all other money received by the borrowers or the property manager with respect to the Hotel Fort Des Moines Property (other than TIF income) to be

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

87

Hospitality – Full Service 1000 Walnut Street Des Moines, IA 50309	Collateral Asset Summary – Loan No. 6 Hotel Fort Des Moines	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,500,000 52.0% 1.80x 14.8%

deposited in the lockbox account or the cash management account by the end of the first business day following borrowers’ or the property manager’s receipt thereof.

The borrowers are required to maintain at all times an operating account into which amounts may be deposited from time to time pursuant to the related loan agreement. The borrowers may not permit any amounts unrelated to the Hotel Fort Des Moines Property to be commingled with amounts on deposit in the operating account and are required to cause all amounts payable with respect to operating expenses for the Hotel Fort Des Moines Property to be paid from the operating account or the cash management account (to the extent required or permitted under the loan agreement) and no other account. So long as no event of default is continuing, the borrowers will be permitted to withdraw amounts from the operating account for the purpose of paying bona fide property expenses incurred in accordance with the loan agreement; and provided no event of default or Trigger Period (as defined below) is continuing, the borrowers will be permitted to make equity distributions from amounts remaining therein after all property expenses that are then due and payable have been paid. During the continuance of an event of default, all amounts contained in the operating account are required to be remitted to the cash management account and disbursed in accordance with the Hotel Fort Des Moines Mortgage Loan documents.

A "Trigger Period" means each of the following: any period that commences when (i) the occurrence of an event of default, (ii) the debt service coverage ratio, determined as of the first day of any fiscal quarter, is less than 1.25x (each, a "DSCR Trigger Event") and (iii) the borrowers have not timely made the cash deposit into the excess cash flow reserve account following the lender’s notification of such DSCR Trigger Event and concludes when debt service coverage ratio, determined as of the first day of each of two (2) consecutive fiscal quarters thereafter, is equal to or greater than 1.30x; and/or (ii) the financial reports required under the loan agreement are not delivered to the lender as and when required under the loan agreement, a Trigger Period will be deemed to have commenced and be ongoing, unless and until such reports are delivered and they indicate that, in fact, no Trigger Period is ongoing.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

88

Office – Suburban 1100 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 7 Moffett Towers Building D	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,500,000 48.3% 1.83x 13.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

89

Office – Suburban 1100 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 7 Moffett Towers Building D	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,500,000 48.3% 1.83x 13.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

90

Office – Suburban 1100 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 7 Moffett Towers Building D	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,500,000 48.3% 1.83x 13.2%
Mortgage Loan Information		Property Information
Loan Sellers:	GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose(1):	Recapitalization	Property Type – Subtype:	Office – Suburban
Borrower Sponsor(s):	Joseph K. Paul (a/k/a Jay Paul)	Collateral:	Fee
Borrower(s):	MT3 1100 LLC	Location:	Sunnyvale, CA
Original Balance(2):	$31,500,000	Year Built / Renovated:	2014 / NAP
Cut-off Date Balance(2):	$31,500,000	Property Management:	Paul Holdings, Inc., dba Jay Paul Company
% by Initial UPB:	4.2%	Size:	357,481 SF
Interest Rate:	6.96000%	Appraised Value / Per SF:	$300,000,000 / $839
Note Date:	July 19, 2024	Appraisal Date:	June 12, 2024
Original Term:	60 months	Occupancy:	100.0% (as of December 6, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	96.5%
Original Amortization:	NAP	Underwritten NOI:	$19,183,350
Interest Only Period:	60 months	Underwritten NCF:	$18,749,733
First Payment Date:	September 6, 2024
Maturity Date:	August 6, 2029	Historical NOI
Additional Debt Type(2):	Pari Passu	Most Recent NOI:	$16,936,938 (TTM May 31, 2024)
Additional Debt Balance(2):	$113,500,000	2023 NOI:	$17,646,474
Call Protection:	L(24),YM1(4),DorYM1(25),O(7)	2022 NOI:	$17,394,645
Lockbox / Cash Management:	Hard / In Place	2021 NOI:	$16,837,894

Reserves(3)				Financial Information(2)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$406
Taxes:	$1,035,239	$207,048	NAP	Maturity Date Loan / SF:	$406
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	48.3%
Replacement Reserves:	$0	Springing	NAP	Maturity Date LTV:	48.3%
Lease Sweep Reserve:	$0	Springing	NAP	UW NOI DY:	13.2%
				UW NCF DSCR:	1.83x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(2)	$145,000,000	100.0%	Recapitalization(1)	$142,847,446	98.5%
			Closing Costs	1,117,315	0.8
			Reserves	1,035,239	0.7
Total Sources	$145,000,000	100.0%	Total Uses	$145,000,000	100.0%
(1)	The borrower sponsor’s recapitalization was done to refinance proceeds from the previous loan that was repaid in January 2024.
(2)	The Moffett Towers Building D Mortgage Loan (as defined below) is part of the Moffett Towers Building D Whole Loan (as defined below), which is evidenced by 14 pari passu promissory notes with an aggregate original principal balance of $145,000,000. The Financial Information presented above is based on the aggregate principal balance of the promissory notes comprising the Moffett Towers Building D Whole Loan.
(3)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

91

Office – Suburban 1100 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 7 Moffett Towers Building D	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,500,000 48.3% 1.83x 13.2%

The Loan. The seventh largest mortgage loan (the “Moffett Towers Building D Mortgage Loan”) is part of a whole loan (the “Moffett Towers Building D Whole Loan”) evidenced by 14 pari passu notes that is secured by the borrower’s fee interest in a 357,481 SF office building located in Sunnyvale, California (the “Moffett Towers Building D Property”).

The Moffett Towers Building D Mortgage Loan, which is evidenced by the non-controlling Notes A-4, A-5-2 and A-6-1, has an aggregate outstanding principal balance as of the Cut-off Date of $31,500,000. The Moffett Towers Building D Whole Loan was originated on July 19, 2024 by Goldman Sachs Bank USA, DBR Investments Co. Limited and UBS AG, New York Branch and has an aggregate outstanding principal balance as of the Cut-off Date of $145,000,000. The Moffett Towers Building D Whole Loan has a five-year term, is interest-only for the full term and accrues interest on an Actual/360 basis. The scheduled maturity date of the Moffett Towers Building D Whole Loan is August 6, 2029.

The Moffett Towers Building D Whole Loan is being serviced pursuant to the pooling and servicing agreement for the Benchmark 2024-V10 securitization. The relationship between the holders of the Moffett Towers Building D Whole Loan is governed by a co-lender agreement. See “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the Moffett Towers Building D Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$25,000,000	$25,000,000	Benchmark 2024-V10	Yes
A-2-1	7,000,000	7,000,000	Benchmark 2024-V10	No
A-2-2	18,000,000	18,000,000	WFCM 2024-5C2	No
A-3-1	17,500,000	17,500,000	WFCM 2024-5C2	No
A-3-2	5,000,000	5,000,000	BMO 2024-5C6	No
A-4	20,000,000	20,000,000	Benchmark 2024-V12	No
A-5-1	14,500,000	14,500,000	Benchmark 2024-V10	No
A-5-2	5,500,000	5,500,000	Benchmark 2024-V12	No
A-6-1	6,000,000	6,000,000	Benchmark 2024-V12	No
A-6-2	5,000,000	5,000,000	BMO 2024-5C6	No
A-7	10,000,000	10,000,000	BMO 2024-5C6	No
A-8	5,000,000	5,000,000	BMO 2024-5C6	No
A-9	4,000,000	4,000,000	WFCM 2024-5C2	No
A-10	2,500,000	2,500,000	WFCM 2024-5C2	No
Whole Loan	$145,000,000	$145,000,000

The Property. The Moffett Towers Building D Property is a 357,481 SF, eight-story suburban office building located in Sunnyvale, California that was built in 2014. The Moffett Towers Building D Property sits on approximately nine acres. The Moffett Towers Building D Property has been 100% leased to Amazon since February 2014. Amazon recently executed a seven-year renewal through February 2031 at a rental rate of $47.76 PSF with 3.0% contractual rent steps and no tenant improvement dollars. The Moffett Towers Building D Property is a portion of a larger office development known as the Moffett Towers, Phase 2 development, and represents approximately 34.6% of the square footage of the larger development. The Moffett Towers Building D Property shares common area amenities with the larger development such as a parking structure, fitness club, swimming pool, and outdoor patio.

The Moffett Towers Building D Property is part of the larger Moffett Towers Campus development, which is comprised of seven buildings built by the borrower sponsor. The campus totals 1.8 million SF of LEED certified Gold, Class A office space that is currently 100% leased.

The Sole Tenant. The sole tenant at the Moffett Towers Building D Property is Amazon, pursuant to a NNN lease with a 10-year initial term that commenced in February 2014 and was recently extended through February 28, 2031. Founded in 1994 and headquartered in Seattle, Washington and Arlington, Virginia, Amazon is an online retailer and web service provider offering a wide range of products and services. The Amazon lease at the Moffett Towers Building D Property is guaranteed by Amazon.com, Inc. (rated A1/AA/AA- by Moody’s/S&P/Fitch). The Amazon lease does not contain any termination options.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

92

Office – Suburban 1100 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 7 Moffett Towers Building D	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,500,000 48.3% 1.83x 13.2%

The following table presents certain information relating to the sole tenant at the Moffett Towers Building D Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Options
Amazon	A1/AA/AA-	357,481	100.0%	$17,585,491	$49.19	100.0%	2/28/2031	N	2 x 7 yr
Total Occupied		357,481	100.0%	$17,585,491	$49.19	100.0%
Vacant		0	0.0
Total		357,481	100.0%
(1)	Based on the underwritten rent roll dated June 17, 2024.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Moffett Towers Building D Property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2024 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2025	0	0.0%	0.0%	$0	0.0%	$0.00	0
2026	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	0	0.0%	0.0%	$0	0.0%	$0.00	0
2029	0	0.0%	0.0%	$0	0.0%	$0.00	0
2030	0	0.0%	0.0%	$0	0.0%	$0.00	0
2031	357,481	100.0%	100.0%	$17,585,491	100.0%	$49.19	1
2032	0	0.0%	100.0%	$0	0.0%	$0.00	0
2033	0	0.0%	100.0%	$0	0.0%	$0.00	0
2034	0	0.0%	100.0%	$0	0.0%	$0.00	0
2035 & Thereafter	0	0.0%	100.0%	$0	0.0%	$0.00	0
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	357,481	100.0%		$17,585,491	100.0%	$49.19	1
(1)	Information is based on the underwritten rent roll dated June 17, 2024.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

93

Office – Suburban 1100 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 7 Moffett Towers Building D	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,500,000 48.3% 1.83x 13.2%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Moffett Towers Building D Property:

Cash Flow Analysis
	2020	2021	2022	2023	TTM 5/31/2024	U/W(1)	U/W Per SF
Base Rent(1)	$15,946,343	$16,424,733	$16,917,475	$17,295,285	$17,239,787	$17,585,491	$49.19
Credit Tenant Rent Steps(2)	0	0	0	0	0	2,138,038	5.98
Amenity Use Fee	387,155	398,769	410,732	419,905	418,558	414,509	1.16
Commercial Reimbursement Revenue	4,962,579	5,509,335	5,785,025	6,212,580	6,163,846	6,932,235	19.39
Gross Potential Rent	$21,296,076	$22,332,837	$23,113,232	$23,927,769	$23,822,190	$27,070,273	$75.73
Vacancy Loss	0	0	0	0	0	(954,446)	(2.67)
Effective Gross Income	$21,296,076	$22,332,837	$23,113,232	$23,927,769	$23,822,190	$26,115,828	$73.06
Real Estate Taxes	2,299,865	2,348,647	2,376,645	2,409,276	2,411,718	2,412,207	6.75
Insurance	488,785	657,794	775,578	881,569	922,957	959,323	2.68
Repairs & Maintenance	1,762,488	1,959,668	2,034,583	2,443,900	3,004,668	3,004,668	8.41
Management Fee	478,390	492,742	507,524	518,859	517,194	527,565	1.48
General and Administrative - Direct	28,224	31,849	27,439	27,388	28,473	28,473	0.08
Other Expenses	605	4,243	(3,183)	302	242	242	0.00
Total Expenses	$5,058,357	$5,494,943	$5,718,587	$6,281,296	$6,885,252	$6,932,478	$19.39
Net Operating Income	$16,237,719	$16,837,894	$17,394,645	$17,646,474	$16,936,938	$19,183,350	$53.66
Capital Expenditures	0	0	0	0	0	$71,496	$0.20
TI/LC	0	0	0	0	0	$362,121	$1.01
Net Cash Flow	$16,237,719	$16,837,894	$17,394,645	$17,646,474	$16,936,938	$18,749,733	$52.45

Occupancy	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
NCF DSCR(3)	1.59x	1.65x	1.70x	1.72x	1.66x	1.83x
NOI Debt Yield(3)	11.2%	11.6%	12.0%	12.2%	11.7%	13.2%
(1)	Based on the underwritten rent roll dated June 17, 2024.
(2)	Credit Tenant Rent Steps reflects the present value of contractual rent step increments for Amazon's investment-grade credit rating.
(3)	NCF DSCR and NOI Debt Yield are based on the Moffett Towers Building D Whole Loan.

Appraisal. According to the appraisal, the Moffett Towers Building D Property had an “as-is” appraised value of $300,000,000 as of June 12, 2024. The table below shows the appraisal’s “as-is” conclusions.

Property	Appraised Value(1)	Capitalization Rate(1)
Moffett Towers Building D	$300,000,000	5.75%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental report dated August 31, 2023, there are no recognized environmental conditions or recommendations for further action at the Moffett Towers Building D Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

94

Office – Suburban 1100 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 7 Moffett Towers Building D	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,500,000 48.3% 1.83x 13.2%

The Market. The Moffett Towers Building D Property sits in the Moffett Park submarket, which is located within the greater San Jose-Sunnyvale-Santa Clara metropolitan statistical area, alternatively referred to as the Silicon Valley office market. As of the first-quarter of 2024, Moffett Park office submarket vacancy is 15.0%, according to a third-party market research report. Sunnyvale is considered a hub for the video game industry and is the former location of Atari’s headquarters. The top employers in Sunnyvale include Google, Apple, LinkedIn, Lockheed Martin Space Systems, and Amazon.

The Borrower and the Borrower Sponsor. The borrower for the Moffett Towers Building D Whole Loan is MT3 1100 LLC, a Delaware limited liability company and single purpose entity with two independent managers. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Moffett Towers Building D Whole Loan.

The borrower sponsor is Joseph K. Paul (a/k/a Jay Paul). The borrower sponsor’s affiliate, Paul Guarantor LLC, a Delaware limited liability company, is the guarantor of certain non-recourse carveout liabilities under the Moffett Towers Building D Whole Loan.

Property Management. The Moffett Towers Building D Property is currently managed by Paul Holdings, Inc., dba Jay Paul Company, an affiliate of the borrower sponsor.

Initial and Ongoing Reserves. At origination of the Moffett Towers Building D Whole Loan, the borrower deposited approximately $1,035,239 into an upfront tax reserve.

Tax Escrows – On a monthly basis, the borrower is required to escrow 1/12th of the annual estimated tax payments payable during the next ensuing 12 months (initially, approximately $207,048).

Insurance Escrows – On a monthly basis, the borrower is required to escrow 1/12th of the annual estimated insurance payments (initially, approximately $79,944). Such reserve has been conditionally waived so long as the borrower maintains a blanket policy meeting the requirements of the Moffett Towers Building D Whole Loan documents and the borrower provides evidence of the renewal of any insurance policy prior to the expiration thereof and receipts for the payment of the applicable premiums. At origination of the Moffett Towers Building D Whole Loan, an acceptable blanket policy was in place.

Replacement Reserve – On a monthly basis during a Trigger Period (as defined below), the borrower is required to escrow approximately $71,496 for the payment or reimbursement of approved capital expenses.

Lease Sweep Reserve – On a monthly basis during a Lease Sweep Period (as defined below), the borrower is required to escrow $643,031 and available cash (as described under “Lockbox / Cash Management” below) into a lease sweep account. The borrower will have the option, at any time and from time to time, to deliver a letter of credit to the lender (as described under “Lockbox / Cash Management” below) in accordance with the terms and conditions set forth in the Moffett Towers Building D Whole Loan documents, in order to prevent the commencement of a Lease Sweep Period (or, if already triggered, to terminate such Lease Sweep Period).

Lockbox / Cash Management. The Moffett Towers Building D Whole Loan is structured with a hard lockbox and in-place cash management. The borrower and the property manager, as applicable, are required to cause all rents to be deposited directly into a lender-controlled lockbox account. All revenues received by the borrower or property manager, as applicable, are required to be deposited in the lockbox account within one business day of receipt. Funds in the lockbox account are required to be swept daily into a cash management account and applied according to the cash flow waterfall in the Moffett Towers Building D Whole Loan documents. During a Trigger Period, excess cash flow is required to be swept to an excess cash flow subaccount to be held as additional collateral for the Moffett Towers Building D Whole Loan, unless a Lease Sweep Period exists, in which case all excess cash will be swept to a lease sweep reserve for leasing expenses in connection with a replacement Lease Sweep Lease (as defined below).

A “Trigger Period” means a period commencing upon (i) the occurrence of an event of default, (ii) the commencement of a Low DSCR Period (as defined below) or (iii) the commencement of a Lease Sweep Period; and ending if (A) with respect to a Trigger Period commenced due to clause (i), the event of default commencing the Trigger Period has been cured and such cure has been accepted by the lender (and no other event of default is then continuing), (B) with respect to a Trigger Period commenced due to clause (ii), the Low DSCR Period has ended pursuant to the terms of the Moffett Towers Building D Whole Loan documents (and no other Trigger Period is then continuing), and (C) with respect to a Trigger Period commenced due to clause (iii), the Lease Sweep Period has ended pursuant to the terms of the Moffett Towers Building D Whole Loan documents, as described below (and no other Trigger Period is continuing).

A “Lease Sweep Period”:

(i) will commence on the first monthly payment date following the earliest to occur of any of the following (each, a “Lease Sweep Trigger”):

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

95

Office – Suburban 1100 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 7 Moffett Towers Building D	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,500,000 48.3% 1.83x 13.2%

(a) the date on which, with respect to any “Lease Sweep Lease” (defined as (x) the Amazon lease or (y) any lease which is entered into by borrower in replacement of the Amazon lease, and that, either individually, or when taken together with any other lease with the same tenant or its affiliates, and assuming the exercise of all expansion rights and all preferential rights to lease additional space contained in such replacement lease, demises lease sweep space equal to or greater than 75% or more of the rentable square feet demised under the applicable Lease Sweep Lease as of the loan origination date), (i) the related tenant cancels or terminates its Lease Sweep Lease with respect to all or a material portion of the space subject to such Lease Sweep Lease prior to the then current expiration date under such Lease Sweep Lease, or (ii) the related tenant delivers to the borrower or property manager a notice to the effect that it is canceling or terminating its Lease Sweep Lease with respect to all or a material portion of the space subject to such Lease Sweep Lease; provided, however, no Lease Sweep Period will commence pursuant this clause (i)(a) if, in connection with such termination or cancellation (or delivery of notice of termination or cancellation), the borrower simultaneously enters into a replacement lease(s) with one or more investment-grade entities covering the terminated space, provided that such replacement lease is a Qualified Lease (as defined below) and provided that the Occupancy Conditions (as defined below) are satisfied with respect to such replacement lease within ten business days of the date of such termination or cancellation (or delivery of notice of termination or cancellation);

(b) the date on which, with respect to any Lease Sweep Lease, the related tenant ceases operating its business (i.e., “goes dark”) at 20% or more of its space on a rentable square foot basis; provided, however, that if the tenant (x) is Amazon, (y) is one or more investment-grade entities or (z) has subleased the dark space portion of its premises to one or more investment-grade entities which has accepted delivery thereof (i.e., the lease has commenced) and is paying unabated rent at a contract rate no less than the contract rate required under the Lease Sweep Lease, in any such case, such tenant will be deemed not to have ‘gone dark’ for purposes of this clause (b) and no Lease Sweep Period will commence pursuant to this clause (b);

(c) upon a default under a Lease Sweep Lease by the tenant thereunder that continues beyond any applicable notice and cure period;

(d) upon the occurrence of an insolvency proceeding of the tenant under a Lease Sweep Lease;

(e) the date on which, with respect to the Amazon lease, neither Amazon nor its parent company is rated as an investment-grade entity; or

(f) solely with respect to the occurrence of a casualty during any period when the Amazon lease is in effect, upon the delivery of a Repair Notice (as such term is defined in the Amazon lease) to Amazon that indicates that the anticipated period for repairing the damage resulting from such casualty exceeds 270 days from the date of such casualty (a Repair Notice in such case, a “Termination Option Repair Notice”), pursuant to which Amazon has the option to terminate subject to the terms and conditions set forth in the Amazon lease; and

(ii) will end on the earliest of the applicable of the following to occur:

(1) in the case of clause (i)(a), the date on which, with respect to each Lease Sweep Lease space, one or more replacement tenants acceptable to the lender (in its sole but good faith discretion) execute and deliver replacement lease(s) covering the requisite space, provided that such replacement lease(s) are Qualified Leases and provided that the Occupancy Conditions are satisfied;

(2) in the case of clause (i)(b) or (i)(e), the date on which either (A) with respect to clause (i)(b), one or more replacement tenants acceptable to the lender (in its sole but good faith discretion) execute and deliver replacement lease(s) covering the requisite space, provided that such replacement tenant(s) and lease(s) are Qualified Leases and provided that the Occupancy Conditions are satisfied or (B) for a dark period event with respect to clause (i)(b) or an Amazon downgrade event (with respect to clause (1)(e)), Amazon (or its parent) is restored as an investment-grade entity or the entirety of the lease sweep space has been sublet to an investment-grade entity which has accepted delivery thereof (i.e., the lease has commenced) and is paying unabated rent (or, alternatively, sufficient funds have been deposited into the lease sweep account to account for all remaining scheduled free rent periods or rent abatements periods under such lease) at a contract rate no less than the contract rate required under the Lease Sweep Lease;

(3) in the case of clause (i)(c) above, the date on which the subject default has been cured and no other default under such Lease Sweep Lease occurs for a period of three consecutive months following such cure;

(4) in the case of clause (i)(d) above, the applicable tenant insolvency proceeding has terminated and the applicable Lease Sweep Lease has been affirmed, assumed or assigned in a manner satisfactory to the lender;

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

96

Office – Suburban 1100 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 7 Moffett Towers Building D	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,500,000 48.3% 1.83x 13.2%

(5) in the case of clause (i)(f) above, if Amazon does not exercise (or does not send notice to the borrower of its intention to exercise) its right to terminate the Amazon lease within 45 days after the delivery to Amazon of a Termination Option Repair Notice;

(6) in the case of clause (i)(f) above, if Amazon does exercise (or sends notice to the borrower of its intention to exercise) its right to terminate the Amazon lease after receipt of such Termination Option Repair Notice, the date on which all of the following are satisfied: (A) the entirety of the applicable lease sweep space is leased pursuant to one or more Qualified Leases and (B) the Occupancy Conditions are satisfied with respect to all such qualified leases;

(7) in the case of all Lease Sweep Triggers, the date on which the borrower has delivered a letter of credit to the lender with a face amount equal to $7,716,370, unless, the applicable Lease Sweep Lease space has been leased pursuant to one or more leases which, in the aggregate, (x) require the borrower to incur expenses, including the payment of brokerage commissions, completion of tenant improvements or payment of tenant allowances, and/or (y) provide for free rent periods and/or rent abatement periods with respect to rent amounts, which, in the lender’s determination, exceed $7,716,370 (in which case the Lease Sweep Period in question will continue until the borrower satisfies clause (1) above); and

(8) in the case of all Lease Sweep Triggers other than a tenant insolvency proceeding, the date on which the aggregate amount of funds transferred into the lease sweep account (including any related termination payments with respect to the Lease Sweep Lease(s) in question deposited into the lease sweep account) equals the applicable lease sweep reserve cap set forth in the Moffett Towers Building D Whole Loan documents (for the avoidance of doubt: (x) a Lease Sweep Period terminating pursuant to this clause (ii)(8) will terminate once funds in an amount equal to the applicable lease sweep reserve cap (representing an aggregate amount equal to $55.00 per square foot of the applicable tenant space (except such cap will not apply in the event of a lease sweep tenant insolvency proceeding)) have been transferred into the lease sweep account over the course of the Lease Sweep Period; but all of such funds will not have to be, at any one time, on deposit all at once in such lease sweep account) and (y) if a Lease Sweep Trigger is continuing due to the occurrence of more than one Lease Sweep Trigger, the aggregate amount of funds required to be transferred over the course of the Lease Sweep Period will be equal to the amount of the largest lease sweep reserve cap applicable to all then continuing Lease Sweep Triggers, such that each Lease Sweep Trigger will be treated as concurrent and not duplicative or independent of another.

A “Low DSCR Period” will (i) commence if, as of any calculation date, (A) the Moffett Towers Building D Property is not fully leased to either (a) Amazon or (b) an investment-grade entity with a credit rating that is at least equal to the credit rating of Amazon as of the origination date, in either case pursuant to a lease that is substantially on the same or better terms as the Amazon lease, and (B) the debt service coverage ratio is less than 1.10x and (ii) will end on the date a debt service coverage ratio of at least 1.10x is achieved for at least one calculation date, as determined by the lender.

“Occupancy Conditions” means, with respect to the Lease Sweep Lease space in question, (I) with respect to Lease Sweep Lease space at least equal to the requisite space, the delivery by the borrower to the lender of evidence reasonably satisfactory to the lender (including an estoppel certificate executed by the relevant tenant) that (A) the entirety of such requisite space is leased (or, in the case of a lease renewal or extension, continues to be leased) under one or more Qualified Leases, (B) all contingencies under the lease or leases of the Lease Sweep Lease space in question (or the lease renewal or extension) to the effectiveness of such lease(s) have been satisfied and the rent commencement date under all such lease(s) has been set, (C) all leasing commissions payable in connection with the lease or leases of the Lease Sweep Lease space in question (or the lease renewal or extension) have been paid and all tenant improvement obligations or other landlord obligations of an inducement nature have either been completed or paid in full or, alternatively, sufficient funds have been retained in the lease sweep account for such purposes (the “Unpaid TILC Obligation Amount”), (D) the tenant under the lease or leases of the Lease Sweep Lease space in question (or the lease renewal or extension) has actually commenced paying full contractual rent and any initial free rent period or period of partial rent abatements has expired or, alternatively, sufficient funds will be retained in the lease sweep account to account for all remaining scheduled free rent periods or rent abatements (the “Remaining Rent Abatement Amount” and, collectively with the Unpaid TILC Obligation Amount, the “Unpaid Landlord Obligations Amount”), and (E) the tenant(s) under the lease or leases of the Lease Sweep Lease space in question (or the lease renewal or extension) have accepted delivery of the demised premises (i.e., the lease has commenced), (II) in the event that the conditions under the foregoing clause (I) are satisfied by Qualified Leases that demise requisite space that is less than 100% of the rentable square feet demised under the Amazon lease as of the origination date (the difference between such space leased under the Amazon lease and the space leased under such Qualified Lease demised to satisfy the foregoing clause (I) being the “Remaining Lease Sweep Space”), the then aggregate amount of funds on deposit in the lease sweep account on account of the Remaining Lease Sweep Space and not previously disbursed or applied (and not allocable to the Unpaid Landlord Obligations Amount), is equal to or greater than the product of (x) the applicable per rentable square foot lease sweep reserve cap and (y) the rentable square feet of the Remaining Lease Sweep Space (including, without limitation, all approved leasing expenses, free rent periods and/or rent abatement periods) (such required amount, the “Remaining Space Amount”) and (III) the debt service coverage ratio after giving effect to the lease or leases of the Lease Sweep Lease space in question (or the lease renewal or extension) (taking into account the Remaining Rent Abatement Amount as rents) is no less than a debt service coverage ratio of at least 1.20x.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

97

Office – Suburban 1100 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 7 Moffett Towers Building D	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,500,000 48.3% 1.83x 13.2%

A “Qualified Lease” means a replacement Lease Sweep Lease or a renewal or extension of an existing Lease Sweep Lease (i) entered into in accordance with the Moffett Towers Building D Whole Loan documents, (ii) (A) in the case of any lease renewal or extension, having an initial term of no less than seven years from the date that the term of the lease being renewed or extended expired (or will expire, if applicable) or (B) in the case of any replacement lease, having an initial term of no less than seven years from the date that the term of the lease being replaced expired and (iii) on economic terms (e.g., base rent, additional rent and recoveries, tenant improvement allowances, etc.) at least as favorable to the landlord as those contained in the Lease Sweep Lease being replaced, renewed or extended; provided, that, in the event the economic terms in the Lease Sweep Lease being replaced are not commercially reasonable for the market at such time in question, such economic terms may be reduced to reflect such market terms, subject to the lender’s reasonable approval.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

98

Hospitality - Select Service Various Various	Collateral Asset Summary – Loan No. 8 CBM Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 20.0% 4.51x 38.9%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

99

Hospitality - Select Service Various Various	Collateral Asset Summary – Loan No. 8 CBM Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 20.0% 4.51x 38.9%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

100

Hospitality - Select Service Various Various	Collateral Asset Summary – Loan No. 8 CBM Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 20.0% 4.51x 38.9%
Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype:	Hospitality - Select Service
Borrower Sponsor(s):	CBM Joint Venture Limited Partnership	Collateral:	Fee / Leasehold
Borrower(s):	CBM Two Hotels LP and C2 Land, L.P.	Location:	Various, Various
Original Balance(1):	$30,000,000	Year Built / Renovated:	Various / Various
Cut-off Date Balance(1):	$30,000,000	Property Management:	Courtyard Management LLC
% by Initial UPB:	4.0%	Size:	7,677 Rooms
Interest Rate(2):	6.283298%	Appraised Value / Per Room(5):	$1,100,000,000 / $143,285
Note Date:	December 4, 2024	Appraisal Date(5):	September 1, 2024
Original Term:	60 months	Occupancy:	64.0% (as of September 30, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	64.6%
Original Amortization:	NAP	Underwritten NOI:	$85,613,328
Interest Only Period:	60 months	Underwritten NCF:	$70,342,555
First Payment Date:	January 6, 2025
Maturity Date:	December 6, 2029	Historical NOI
Additional Debt Type(1):	Pari Passu / B-Note	Most Recent NOI:	$83,024,433 (TTM September 30, 2024)
Additional Debt Balance(1):	$190,000,000 / $457,000,000	2023 NOI:	$82,603,615
Call Protection(3):	YM1(53),O(7)	2022 NOI:	$75,607,845
Lockbox / Cash Management:	Soft / In Place	2021 NOI:	$41,387,101

Reserves(4)				Financial Information(1)
	Initial	Monthly	Cap		Senior Loan	Whole Loan
Taxes:	$0	$997,647	NAP	Cut-off Date Loan / Room:	$28,657	$88,185
Insurance:	$0	Springing	NAP	Maturity Date Loan / Room:	$28,657	$88,185
Replacement Reserves:	$0	Springing	NAP	Cut-off Date LTV(5):	20.0%	61.5%
Ground Rent Reserve:	$0	Springing	NAP	Maturity Date LTV(5):	20.0%	61.5%
				UW NOI DY:	38.9%	12.6%
				UW NCF DSCR:	4.51x	1.34x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Senior Loan(1)	$220,000,000	31.8%	Loan Payoff	$686,167,368	99.1%
Subordinate Loan(1)	457,000,000	66.0	Closing Costs	6,159,566	0.9
Principal's New Cash Contribution	15,326,934	2.2
Total Sources	$692,326,934	100.0%	Total Uses	$692,326,934	100.0%
(1)	The CBM Portfolio Mortgage Loan (as defined below) is part of the CBM Portfolio Whole Loan (as defined below), which is evidenced by four senior pari passu promissory notes and a junior promissory note with an aggregate original principal balance of $677,000,000. The Financial Information presented above under “Senior Loan” is based on the aggregate principal balance of the senior promissory notes and under “Whole Loan” is based on the aggregate principal balance of all the promissory notes comprising the CBM Portfolio Whole Loan.
(2)	6.283298% represents the per annum interest rate associated with promissory note A-2-2-1, which is being contributed to the Benchmark 2024-V12 transaction. The aggregate weighted average senior interest rate is 6.995431363636360% per annum and the weighted average interest rate for the CBM Portfolio Whole Loan is 7.63170% per annum.
(3)	The CBM Portfolio Whole Loan may be prepaid in whole at any time, subject to a prepayment fee equal to the greater of 1.00% and a yield maintenance premium on the principal amount of such prepayment, if made prior to the payment date in June 2029 (except that such yield maintenance premium will not be payable with respect to the first $55,000,000 that is prepaid in connection with Property Releases (as defined below)). The CBM Portfolio Whole Loan is also prepayable in part in connection with Property Releases.
(4)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(5)	Based on the “As Portfolio” appraised value of $1,100,000,000 which includes an approximately 7.3% portfolio premium. The aggregate as-is appraised value without the portfolio premium is $1,025,200,000, which results in a 21.5% Cut-off Date LTV and Maturity Date LTV for the senior notes and a 66.0% Cut-off Date LTV and Maturity Date LTV for the CBM Portfolio Whole Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

101

Hospitality - Select Service Various Various	Collateral Asset Summary – Loan No. 8 CBM Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 20.0% 4.51x 38.9%

The Loan. The eighth largest mortgage loan (the “CBM Portfolio Mortgage Loan”) is part of a whole loan (the “CBM Portfolio Whole Loan”) secured by the borrowers’ fee and/or leasehold interests in 52 select service Courtyard by Marriott hospitality properties located across 25 states (each a “CBM Portfolio Property”, and collectively the “CBM Portfolio Properties” or the “CBM Portfolio”). Proceeds of the CBM Portfolio Whole Loan were used to refinance the existing debt on the CBM Portfolio Properties. The CBM Portfolio Whole Loan accrues interest at a weighted average fixed rate of 7.6317% per annum. The CBM Portfolio Whole Loan has an initial term of 60 months and has a remaining term of 60 months as of the Cut-off Date.

The CBM Portfolio Whole Loan is comprised of four pari passu senior notes (Note A-1, Note A-2-1, Note A-2-2-1, and Note A-2-2-2) with an aggregate outstanding principal balance as of the Cut-off Date of $220,000,000 (the “Senior Notes”) and a junior note with an outstanding principal balance of $457,000,000 (the “Junior Note”). The per annum interest rate on (i) Note A-1 is 5.67200%, (ii) Note A-2-1 is 7.93800%, (iii) Note A-2-2-1 and Note A-2-2-2 is 6.283298% and (iv) the Junior Note is 7.93800%. Note A-1 with an outstanding principal balance as of the Cut-off Date of $55,000,000, Note A-2-1 with outstanding principal balance as of the Cut-off Date of $115,000,000 and the Junior Note were contributed to the COMM 2024-CBM securitization. The CBM Portfolio Mortgage Loan is evidenced by non-controlling Note A-2-2-1, with an outstanding principal balance as of the Cut-off Date of $30,000,000. The CBM Portfolio Whole Loan was originated on December 4, 2024.

The table below identifies the promissory notes that comprise the CBM Portfolio Whole Loan. The relationship between the holders of the CBM Portfolio Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced A/B Whole Loans—The CBM Portfolio Whole Loan” in the Preliminary Prospectus. The CBM Portfolio Whole Loan will be serviced pursuant to the trust and servicing agreement for the COMM 2024-CBM securitization. See “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Senior Notes
A-1	$55,000,000	$55,000,000	COMM 2024-CBM	Yes(1)
A-2-1	$115,000,000	$115,000,000	COMM 2024-CBM	Yes(1)
A-2-2-1	$30,000,000	$30,000,000	Benchmark 2024-V12	No
A-2-2-2(2)	$20,000,000	$20,000,000	GACC	No
Junior Note
B	$457,000,000	$457,000,000	COMM 2024-CBM	Yes(1)
Whole Loan	$677,000,000	$677,000,000
(1)	The controlling holder is the COMM 2024-CBM securitization.
(2)	Expected to be contributed to one or more future securitization trust(s) or may otherwise be transferred at any time.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

102

Hospitality - Select Service Various Various	Collateral Asset Summary – Loan No. 8 CBM Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 20.0% 4.51x 38.9%

The Properties. The CBM Portfolio consists of 52 select service hotels (7,677 rooms) across 25 states originally built between 1985 and 1990. Between 2019 and September 2024, the CBM Portfolio underwent comprehensive exterior and guestroom renovations, with the borrower sponsor investing approximately $323.2 million during that time, nearly equal to the prior 13 years post-acquisition and a 136.3% increase compared to the prior six-year period. As of the trailing twelve months ended September 2024, the CBM Portfolio had an overall occupancy rate of 64.0%, an ADR of $152.98 and a RevPAR of $97.84. The top five states represented in the CBM Portfolio by allocated loan amount are California (25.4% of TTM September 2024 NCF), Florida (9.3%), Illinois (6.4%), Colorado (3.6%), and Connecticut (5.3%).

The following table sets forth certain information regarding the top 20 properties by allocated loan amount in the CBM Portfolio:

Portfolio Overview – Top 20 Properties(1)
Property	State	Rooms	TTM September 2024 Occupancy	TTM September 2024 ADR	TTM September 2024 RevPAR	TTM September 2024 RevPAR Penetration Index	Allocated Whole Loan Amount	% of Total	Appraised Value	% of Total	TTM September 2024 NCF(2)	% of Total
Larkspur Landing Marin County	CA	146	74.5%	$224.92	$167.47	146.0%	$31,600,000	4.7%	$45,000,000	4.1%	$3,274,737	4.8%
San Mateo Foster City	CA	147	61.2%	$228.48	$139.92	140.0%	28,090,000	4.1%	40,000,000	3.6%	$2,653,538	3.9%
Lincroft Red Bank	NJ	146	76.4%	$208.82	$159.53	149.4%	24,930,000	3.7%	35,500,000	3.2%	$3,458,298	5.1%
Rye	NY	145	71.1%	$229.78	$163.29	119.1%	24,220,000	3.6%	34,500,000	3.1%	$3,094,397	4.6%
Los Angeles Torrance Palos Verdes	CA	149	84.6%	$179.18	$151.58	141.2%	23,520,000	3.5%	33,500,000	3.0%	$2,803,819	4.1%
San Jose Cupertino	CA	149	62.2%	$213.19	$132.70	122.8%	22,470,000	3.3%	32,000,000	2.9%	$1,704,121	2.5%
Boulder	CO	149	62.5%	$184.06	$114.99	98.3%	21,060,000	3.1%	30,000,000	2.7%	$1,797,372	2.6%
Palm Springs	CA	149	74.5%	$196.97	$146.65	105.9%	20,000,000	3.0%	28,500,000	2.6%	$2,881,697	4.2%
Los Angeles Hacienda Heights	CA	150	74.7%	$158.44	$118.42	154.5%	19,310,000	2.9%	27,500,000	2.5%	$1,702,678	2.5%
Seattle South Center	WA	149	78.8%	$165.23	$130.18	113.8%	18,960,000	2.8%	27,000,000	2.5%	$1,903,553	2.8%
West Palm Beach	FL	149	78.1%	$160.70	$125.51	171.4%	16,150,000	2.4%	23,000,000	2.1%	$2,015,529	3.0%
Norwalk	CT	145	78.8%	$187.66	$147.92	122.3%	16,150,000	2.4%	23,000,000	2.1%	$2,255,407	3.3%
Tampa Westshore	FL	145	77.2%	$153.98	$118.85	145.3%	16,150,000	2.4%	23,000,000	2.1%	$1,525,853	2.2%
Boston Andover	MA	146	64.6%	$166.36	$107.54	127.3%	15,450,000	2.3%	22,000,000	2.0%	$1,375,466	2.0%
Nashville Airport	TN	145	74.1%	$150.31	$111.33	161.5%	15,100,000	2.2%	21,500,000	2.0%	$1,481,174	2.2%
St. Petersburg Clearwater	FL	149	69.3%	$148.23	$102.65	137.0%	14,740,000	2.2%	21,000,000	1.9%	$1,360,574	2.0%
Raleigh Cary	NC	149	68.7%	$146.12	$100.40	135.3%	14,740,000	2.2%	21,000,000	1.9%	$2,085,385	3.1%
New Haven Wallingford	CT	149	59.5%	$145.05	$86.26	120.0%	14,740,000	2.2%	21,000,000	1.9%	$1,337,187	2.0%
Detroit Livonia	MI	149	58.2%	$129.05	$75.11	106.2%	13,690,000	2.0%	19,500,000	1.8%	$988,094	1.5%
Phoenix Mesa	AZ	149	58.0%	$142.22	$82.42	90.4%	13,690,000	2.0%	19,500,000	1.8%	$1,215,170	1.8%
Subtotal / Wtd. Avg. – Top 20 Properties(2):		2,954	70.3%	$176.34	$124.00	128.4%	$384,760,000	56.8%	$548,000,000	49.8%	$40,914,050	60.3%
Remaining Properties / Wtd. Avg.(2):		4,723	60.0%	$135.85	$81.48	117.1%	$292,240,000	43.2%	$552,000,000	50.2%	$26,991,088	39.7%
Total / Wtd. Avg.(2):		7,677	64.0%	$152.98	$97.84	122.4%	$677,000,000	100.0%	$1,100,000,000(3)	100.0%	$67,905,138	100.0%

(1)	The Top 20 Properties are ordered by allocated loan amounts.
(2)	Wtd. Avg. TTM September 2024 Occupancy, RevPAR and RevPAR Penetration Index are based on number of rooms. Wtd. Avg. TTM September 2024 ADR is based on occupied room nights for the same period.
(3)	Represents “As Portfolio” appraised value of the Mortgaged Properties.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

103

Hospitality - Select Service Various Various	Collateral Asset Summary – Loan No. 8 CBM Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 20.0% 4.51x 38.9%

The following table sets forth certain information regarding the CBM Portfolio Properties by ownership interest:

Portfolio by Ownership Interest
Ownership Interest	# of Properties	# of Rooms	% of Total	Appraised Value	Allocated Whole Loan Amount	% of Total	2022 Net Cash Flow	% of Total	2023 Net Cash Flow	% of Total	TTM September 2024	% of Total
Fee	6	872	11.4%	$86,900,000	$59,180,000	8.7%	$4,256,966	6.9%	$5,634,092	8.3%	$5,413,391	8.0%
Fee and Leasehold(1)	39	5,773	75.2%	$801,300,000	$557,080,000	82.3%	$48,873,251	78.8%	$52,258,746	77.1%	$51,929,449	76.5%
Leasehold	7	1,032	13.4%	$137,000,000	$60,740,000	9.0%	$8,873,125	14.3%	$9,914,869	14.6%	$10,562,297	15.6%
Total	52	7,677	100.0%	$1,100,000,000(2)	$677,000,000	100.0%	$62,003,342	100.0%	$67,807,707	100.0%	$67,905,138	100.0%

(1)	Fee and Leasehold properties are owned in fee by the borrower C2 Land, L.P. and ground leased to the other borrower, CBM Two Hotels LP.
(2)	Represents “As Portfolio” appraised value of the Mortgaged Properties.

The borrower sponsor’s total cost basis in the CBM Portfolio is approximately $1.02 billion ($132,571 per room). The borrower sponsor acquired the CBM Portfolio, in addition to 18 other hotels, for approximately $822.7 million ($85,787 per room) in 2005. Since acquisition, the CBM Portfolio’s assets have been well maintained, with over $647.2 million ($84,307 per room) of capital expenditures spent since 2005, an average of $12.4 million per property.

Historical Capital Expenditures(1)
Property Name	2019	2020	2021	2022	2023	September 2024 YTD	Total
Total CapEx	$45,066,590	$89,126,632	$30,110,805	$51,754,858	$72,570,113	$34,570,619	$323,199,617
Per Room	$5,870	$11,610	$3,922	$6,742	$9,453	$4,503	$42,100
(1)	Source: Borrower Sponsor.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

104

Hospitality - Select Service Various Various	Collateral Asset Summary – Loan No. 8 CBM Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 20.0% 4.51x 38.9%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the CBM Portfolio Properties:

Cash Flow Analysis(1)
	2021	2022	2023	TTM 9/30/2024	U/W	U/W Per Room
Occupancy	56.1%	62.4%	63.7%	64.0%	64.6%
ADR	$113.68	$143.30	$150.78	$152.98	$153.00
RevPar	$63.76	$89.36	$96.05	$97.84	$98.84

Rooms Revenue	$178,662,464	$250,387,501	$269,151,047	$274,916,387	$277,716,609	$36,175
Food and Beverage Revenue	9,318,448	17,362,144	21,512,344	21,910,772	22,124,535	$2,882
Other Departmental Revenue	3,008,969	4,340,399	5,114,476	5,418,432	5,574,305	$726
Total Operating Revenue	$190,989,882	$272,090,044	$295,777,867	$302,245,591	$305,415,449	$39,783
Rooms Expense	44,404,893	60,504,254	66,915,878	67,889,923	67,618,911	$8,808
Food and Beverage Expense	7,220,704	12,336,163	14,540,747	14,911,747	15,104,726	$1,968
Other Departmental Expenses(2)	3,814	2,059	39,771	89,535	83,860	$11
Gross Operating Profit	$139,360,471	$199,247,568	$214,281,472	$219,354,386	$222,607,951	$28,997
Administrative and General	28,540,202	37,141,494	39,199,581	41,440,664	41,362,025	$5,388
Information and Telecommunications Systems	2,663,047	2,797,110	2,942,882	3,081,062	3,113,294	$406
Marketing	12,944,492	19,583,432	21,698,620	22,787,570	23,118,006	$3,011
Repairs & Maintenance	11,522,590	13,856,891	14,432,258	15,242,620	15,441,806	$2,011
Utilities	8,706,597	9,951,914	10,764,457	11,201,866	11,204,020	$1,459
Gross Operating Profit	$74,983,544	$115,916,728	$125,243,673	$125,600,603	$128,368,799	$16,721
Management Fee	11,359,984	16,170,717	17,628,809	18,131,150	18,324,927	$2,387
Chain Services Fee	3,533,302	5,201,943	5,619,779	5,742,666	5,802,894	$756
Property Taxes	12,562,539	11,798,438	12,175,776	12,215,748	12,796,817	$1,667
Insurance	3,519,218	4,413,757	4,410,287	3,562,038	2,895,910	$377
Equipment & Other Leases	285,218	349,812	305,397	295,893	301,903	$39
Ground Rent	13,517,405	14,899,258	15,813,325	15,823,344	15,907,250	$2,072
Affiliate Ground Lease Add Back	(11,181,222)	(12,525,042)	(13,313,316)	(13,194,669)	(13,274,229)	($1,729)
Net Operating Income	$41,387,101	$75,607,845	$82,603,615	$83,024,433	$85,613,328	$11,152
FF&E	9,549,474	13,604,503	14,795,909	15,119,295	15,270,772	$1,989
Net Cash Flow	$31,837,627	$62,003,342	$67,807,707	$67,905,138	$70,342,555	$9,163

NCF DSCR(3)	2.04x	3.97x	4.35x	4.35x	4.51x
NOI Debt Yield(3)	18.8%	34.4%	37.5%	37.7%	38.9%
(1)	Based on the in-place rent roll dated September 30, 2024.
(2)	Other Departmental Expenses represents the total non-operating expenses associated with rent, taxes and insurance.
(3)	Debt service coverage ratios and debt yields are based on the CBM Portfolio senior Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

105

Hospitality - Select Service Various Various	Collateral Asset Summary – Loan No. 8 CBM Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 20.0% 4.51x 38.9%

Appraisal. According to the portfolio appraisal dated September 1, 2024, the CBM Portfolio Properties had an “As Portfolio” appraised value of $1,100,000,000, which includes a 7.3% portfolio premium. The aggregate as-is appraised value without the premium is $1,025,200,000.

Property	Appraised Value(1)	Capitalization Rate(1)
CBM Portfolio	$1,100,000,000	9.00%(2)
(1)	Source: Appraisal.
(2)	Represents the terminal capitalization rate.

Environmental Matters. According to the Phase I environmental assessments dated between September 23, 2024 and October 31, 2024, there was a recognized environmental condition at the Portland Beaverton property. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The Market. The CBM Portfolio Properties are located across 25 states. The largest single state exposure is California (eight properties, or 25.4% of September 2024 TTM NCF). No other state represents more than 9.3% of NCF; the second largest exposure is Florida (four properties, or 9.3% of September 2024 TTM NCF). The CBM Portfolio is granular, with no single property contributing more than 5.1% of September 2024 TTM NCF and the top 10 properties by allocated loan amount only accounting for 37.2% of September 2024 TTM NCF. Furthermore, the top ten properties comprise only 19.3% of the CBM Portfolio by total room count.

Portfolio Overview by State
State	# of Properties	# of Rooms	Allocated Whole Loan Amount	% of Total	Appraised Value	% of Total	TTM September 2024 Occupancy	TTM September 2024 ADR	TTM September 2024 RevPAR	TTM September 2024 RevPAR Penetration Index	TTM September 2024 NCF	% of Total
California	8	1,182	$155,870,000	23.0%	$241,000,000	23.5%	71.3%	$186.69	$133.02	129.7%	$17,233,158	25.4%
Florida	4	592	$59,680,000	8.8%	$85,000,000	8.3%	76.7%	$147.10	$112.81	140.5%	$6,344,380	9.3%
Illinois	4	591	$43,780,000	6.5%	$64,000,000	6.2%	54.6%	$143.87	$78.55	115.7%	$4,366,651	6.4%
Colorado	3	450	$37,690,000	5.6%	$54,900,000	5.4%	61.2%	$144.32	$88.27	109.8%	$2,417,690	3.6%
Connecticut	2	294	$30,890,000	4.6%	$44,000,000	4.3%	69.0%	$169.05	$116.67	121.4%	$3,592,594	5.3%
New York	2	294	$30,190,000	4.5%	$43,000,000	4.2%	64.2%	$194.41	$124.81	121.3%	$3,260,554	4.8%
Georgia	3	435	$27,530,000	4.1%	$40,500,000	4.0%	64.0%	$120.68	$77.25	125.5%	$2,052,545	3.0%
Arizona	2	295	$26,680,000	3.9%	$38,000,000	3.7%	60.1%	$145.43	$87.37	102.2%	$2,587,028	3.8%
Michigan	2	295	$26,330,000	3.9%	$37,500,000	3.7%	58.9%	$126.28	$74.43	104.0%	$1,872,032	2.8%
New Jersey	1	146	$24,930,000	3.7%	$35,500,000	3.5%	76.4%	$208.82	$159.53	149.4%	$3,458,298	5.1%
Tennessee	2	290	$23,880,000	3.5%	$34,000,000	3.3%	75.4%	$136.94	$103.31	153.0%	$2,477,220	3.6%
Missouri	2	303	$22,820,000	3.4%	$32,500,000	3.2%	41.1%	$145.90	$59.91	110.4%	$390,913	0.6%
Maryland	2	295	$22,820,000	3.4%	$32,500,000	3.2%	63.9%	$141.19	$90.20	112.5%	$2,545,382	3.7%
Texas	3	447	$22,250,000	3.3%	$34,300,000	3.3%	56.0%	$117.21	$65.62	109.9%	$1,543,324	2.3%
Washington	1	149	$18,960,000	2.8%	$27,000,000	2.6%	78.8%	$165.23	$130.18	113.8%	$1,903,553	2.8%
Massachusetts	1	146	$15,450,000	2.3%	$22,000,000	2.1%	64.6%	$166.36	$107.54	127.3%	$1,375,466	2.0%
North Carolina	2	298	$14,740,000	2.2%	$35,500,000	3.5%	67.1%	$146.04	$98.03	117.5%	$3,574,521	5.3%
Alabama	1	140	$11,590,000	1.7%	$16,500,000	1.6%	77.3%	$144.49	$111.74	171.8%	$1,396,742	2.1%
Oregon	1	149	$11,230,000	1.7%	$16,000,000	1.6%	50.9%	$142.84	$72.72	96.7%	$415,065	0.6%
South Carolina	1	146	$11,230,000	1.7%	$16,000,000	1.6%	67.2%	$125.61	$84.41	136.1%	$1,384,291	2.0%
Virginia	1	150	$10,880,000	1.6%	$15,500,000	1.5%	45.0%	$140.40	$63.17	91.8%	$293,340	0.4%
Kansas	1	149	$9,830,000	1.5%	$14,000,000	1.4%	45.9%	$131.52	$60.43	78.6%	$183,694	0.3%
Indiana	1	146	$9,790,000	1.4%	$16,000,000	1.6%	53.4%	$140.37	$74.91	112.9%	$656,260	1.0%
Minnesota	1	146	$7,960,000	1.2%	$13,000,000	1.3%	65.5%	$112.33	$73.52	115.0%	$299,144	0.4%
Pennsylvania	1	149	$0	0.0%	$17,000,000	1.7%	65.6%	$184.57	$121.04	165.4%	$2,281,293	3.4%
Total/Wtd. Avg.(1):	52	7,677	$677,000,000	100.0%	$1,100,000,000(2)	100.0%	64.0%	$152.98	$97.84	122.4%	$67,905,138	100.0%
(1)	Wtd. Avg. TTM September 2024 Occupancy, RevPAR and RevPAR Penetration Index are based on number of rooms. Wtd. Avg. TTM September 2024 ADR is based on occupied room nights for the same period.
(2)	Represents the “As Portfolio” appraised value of the Mortgaged Properties.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

106

Hospitality - Select Service Various Various	Collateral Asset Summary – Loan No. 8 CBM Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 20.0% 4.51x 38.9%

The following table sets forth certain information regarding the CBM Portfolio’s Competitive Set Penetration:

Occupancy(1)
	2021	2022	2023	TTM September 2024
CBM Portfolio	56.1%	62.4%	63.7%	64.0%
Competitive Set	55.0%	61.9%	63.0%	62.6%
Penetration Index	102.0%	100.7%	101.2%	102.2%
ADR(1)
	2021	2022	2023	TTM September 2024
CBM Portfolio	$113.68	$143.30	$150.78	$152.98
Competitive Set	$105.46	$123.97	$128.23	$126.84
Penetration Index	107.8%	115.6%	117.6%	120.6%
RevPAR(1)
	2021	2022	2023	TTM September 2024
CBM Portfolio	$63.76	$89.36	$96.05	$97.84
Competitive Set	$58.17	$77.26	$81.15	$79.97
Penetration Index	109.6%	115.7%	118.4%	122.4%
(1)	Calculated based on historical occupied room nights.

The Borrowers and the Borrower Sponsor. The borrowers under the CBM Portfolio Whole Loan are CBM Two Hotels LP and C2 Land, L.P., each a Delaware limited partnership with two independent directors. Each borrower is a recycled special purpose entity whose primary business is the performance of the obligations under the CBM Portfolio Whole Loan documents and the ownership and/or operation of the applicable CBM Portfolio Properties. The borrowers are owned and controlled by CBM Joint Venture Limited Partnership, a Delaware limited partnership, which is a joint venture between affiliates of Clarion Partners, LLC and the State of Michigan Retirement System. The non-recourse carveout guarantor is CBM Joint Venture Limited Partnership. Clarion Partners, LLC is a real estate investment manager headquartered in New York, with offices in other markets in the United States and Europe. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the CBM Portfolio Whole Loan.

Property Management. The CBM Portfolio Properties are managed by Courtyard Management LLC pursuant to a hotel management agreement (the “HMA”). The expiration date of the initial term of the HMA is December 31, 2025. The management agreement will be automatically renewed for all CBM Portfolio Properties for two successive periods of 10 years each, subject to certain rights of Courtyard Management LLC not to renew the HMA. Courtyard Management LLC has confirmed that it will not exercise its right not to renew the HMA for the first renewal term and that the HMA will renew for the first renewal period on January 1, 2026, which renewal period expires December 31, 2035.

Initial and Ongoing Reserves. On the origination date, the borrowers were not required to fund any reserves.

Tax Escrows – The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, an amount equal to 1/12th of the real estate taxes that the lender estimates will be payable during the next ensuing 12 months (initially, $997,647 per month).

Insurance Escrows – Unless the CBM Portfolio is insured under an acceptable blanket policy, the borrowers are required to escrow 1/12th of the annual estimated insurance payments on a monthly basis. As of the origination date of the CBM Portfolio Whole Loan a blanket insurance policy was in place.

FF&E Reserve. With respect to any CBM Portfolio Properties that are managed by the property manager, so long as the property manager is depositing into a furniture, fixtures & equipment (“FF&E”) reserve monthly amounts no less than the borrowers would otherwise be required to deposit into an FF&E reserve under the CBM Portfolio Whole Loan documents, the borrowers will not be required to make any deposits into an FF&E reserve. If the property manager fails to make such deposits, and with respect to any CBM Portfolio Properties that are not managed by the property manager under the HMA, the borrowers are required to deposit into an FF&E reserve on each monthly due date an amount equal to the greater of (a) 5.0% of the rents for the CBM Portfolio Properties (or as to properties managed by Courtyard Management LLC, 5.0% of the gross revenues) and (b) the amount required by the property manager or any franchisor to be deposited. As of the origination date, an FF&E reserve was maintained on behalf of the borrowers by the property manager, and the borrowers have granted a security interest in such reserve to the lender.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

107

Hospitality - Select Service Various Various	Collateral Asset Summary – Loan No. 8 CBM Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 20.0% 4.51x 38.9%

Ground Rent Reserve: On each monthly due date, the borrowers are required to deposit one month of ground rent payments under third party ground leases to the extent not paid by the property manager.

Lockbox / Cash Management. The CBM Portfolio Whole Loan is structured with a soft lockbox with respect to each individual CBM Portfolio Property and in place cash management. At origination, a clearing account controlled by the lender was established by the borrowers, into which all receipts of operating profit received from the property manager are required to be deposited together with all amounts paid to the borrowers on account of affiliated ground leases, all payments from the property manager with respect to certain repayments of FF&E reserve contributions pursuant to the management agreement and other amounts due to the borrower from the property manager. Upon an individual CBM Portfolio Property ceasing to be managed by the property manager, the lender may require the borrowers to deliver a notice directing all credit card companies and tenants to deposit all rents payable to the borrowers from such individual CBM Portfolio Property directly into the clearing account. Amounts on deposit in the clearing account are required to be transferred daily to a cash management account controlled by the lender. Provided no CBM Portfolio Cash Sweep Period (as defined below) exists, the CBM Portfolio Whole Loan agreement permits transfers of deposits into the borrowers’ operating account for amounts in excess of the amount of the upcoming debt service and other monthly amounts due under the CBM Portfolio Whole Loan documents. Following a CBM Portfolio Cash Sweep Period, any transfers to the borrowers’ operating account will cease (except for certain budgeted amounts for operating expenses attributable to CBM Portfolio Properties not managed by the property manager) and sums on deposit in the cash management account will be applied to payment of all monthly amounts due under the CBM Portfolio Whole Loan documents (including, without limitation, taxes and insurance, ground rent, debt service and all other required reserves) with any excess funds being held by the lender as additional collateral for the CBM Portfolio Whole Loan.

“CBM Portfolio Cash Sweep Period” means a period commencing upon the occurrence of: (i) an event of default under the CBM Portfolio Whole Loan documents or (ii) the commencement of a Low Debt Yield Period (as defined below), and ending upon (A) with respect to a CBM Portfolio Cash Sweep Period commencing pursuant to clause (i), the event of default has been cured and such cure has been accepted by the lender, or (B) with respect to a CBM Portfolio Cash Sweep Period commencing pursuant to clause (ii), the Low Debt Yield Period has ended pursuant to the terms of the CBM Portfolio Whole Loan documents.

“Low Debt Yield Period” means a period that commences at any time the debt yield for the CBM Portfolio Whole Loan as of the end of a calendar quarter falls below 8.75%, and ends if the debt yield of the CBM Portfolio Whole Loan is at least 9.00% as of the end of  two consecutive calendar quarters.

Current Mezzanine or Secured Subordinate Indebtedness. The CBM Portfolio Whole Loan also includes the Junior Note. The Junior Note bears interest at 7.93800% per annum. Payments on the Junior Note are generally subordinate to payments on the Senior Notes, provided that the Junior Note receives payments of interest prior to principal payments being made on the Senior Notes. See “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced A/B Whole Loans—The CBM Portfolio Whole Loan” in the Preliminary Prospectus.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. The borrowers may obtain the release of one or more CBM Portfolio Properties from the lien of the CBM Portfolio Whole Loan (a “Property Release”) as follows: (i) as it pertains to the Initial For Sale Assets (as defined below) that are released, by prepayment of a cash release price equal to 110% of the allocated loan amount for each such property to be released, (ii) as it pertains to any property that is not an Initial For Sale Asset, other than the Charlotte South Park, Philadelphia Devon and Fresno properties, by prepayment of a cash release price equal to 120% of the allocated loan amount for each applicable property to be released, (iii) with respect to the Charlotte South Park property, by prepayment of a cash release price equal to $9,062,500, (iv) with respect to the Philadelphia Devon property, by prepayment of a cash release price equal to $10,625,000, and (v) with respect to the Fresno Property, by prepayment of a cash release price equal to $11,875,000, subject, in each case, to satisfaction of the lender’s release requirements (including, without limitation, that the debt yield of the CBM Portfolio Whole Loan following the release must be no less than the greater of 10.2% and the debt yield immediately prior to the Property Release, and the debt service coverage ratio of the CBM Portfolio Whole Loan must be no less than the greater of 1.32x and the debt service coverage ratio immediately prior to the Property Release), and satisfaction of REMIC related requirements. If all other conditions to a Property Release are satisfied, the borrowers are permitted to make an additional prepayment in an amount equal to the minimum amount needed to satisfy the debt yield or debt service coverage ratio test described above, or to satisfy REMIC related requirements. The borrowers must also pay a prepayment fee equal to the greater of 1.00% of the amount prepaid and a yield maintenance premium if the applicable prepayment is made prior to June 6, 2029, except that such prepayment fee will not be payable with respect to the first $55,000,000 that is prepaid in connection with Property Releases.

“Initial For Sale Assets” means the Chicago Highland Park, Indianapolis Castleton, Dallas Richardson at Spring Valley, Dallas Plano Parkway, Denver Central Park, Atlanta Duluth/Gwinnett Place and Minneapolis St. Paul Airport Mortgaged properties.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

108

Hospitality - Select Service Various Various	Collateral Asset Summary – Loan No. 8 CBM Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 20.0% 4.51x 38.9%

All voluntary prepayments of the CBM Portfolio Whole Loan will be allocated as follows: first to Note A-1 until the principal balance of Note A-1 is paid in full and second to Note A-2-1, Note A-2-2-1, Note A-2-2-2 and Note B, pro rata and pari passu among such Notes based on the outstanding principal balance of each such Note immediately prior to such prepayment.

Ground Lease. Seven CBM Portfolio Properties are subject to third-party ground leases. See “Description of the Mortgage Pool—Mortgage Pool Characteristics—Fee & Leasehold Estates; Ground Leases” in the Preliminary Prospectus. Below is a summary of the third-party ground leased properties:

Property	Lessor	Expiration Date(1)	August 2024 TTM Ground Rent	Ground Rent Calculation
San Jose Cupertino	Rosalie Cacitti Family Trust	January 1, 2063	$427,777	Greater of minimum rental payable (increases every five years by 75.0% of CPI) or 6.0% of gross revenue
Norwalk	Ralph Fabrizio, Christopher Fabrizio, Maria Mellon, Mark Fabrizio, Robert Fabrizio and John A. Fabrizio, III.	December 31, 2063	$537,322	Greater of prevailing rate (adjusted every five years) increased by 15.0% or prevailing rate increased by 60.0% of CPI increase since opening date
Tampa Westshore	Holtsinger, Inc.	July 1, 2068	$22,335	Increases 5% every 10 years
Poughkeepsie	Pizzagalli Properties,	December 31, 2095	$302,499	$250,000 annually increased by greater of 2.75% or CPI
Charlotte South Park	H@Park South, LLC	December 31, 2049	$352,051	Greater of $352,051 or 6.0% of gross revenue
Fresno	Erganian Family Partnership, L.L.P.	June 30, 2054	$684,352	3% increase over prior year amount
Philadelphia Devon	Devon Berkley, LLC,	December 31, 2038	$240,000	Greater of $240,000 or 4.25% of gross revenue
(1)	Represents the fully extended expiration date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

109

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 9 Mini Mall Self Storage	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,750,000 73.8% 1.71x 10.5%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

110

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 9 Mini Mall Self Storage	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,750,000 73.8% 1.71x 10.5%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

111

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 9 Mini Mall Self Storage	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,750,000 73.8% 1.71x 10.5%
Mortgage Loan Information		Properties Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Properties Type – Subtype:	Self Storage - Self Storage
Borrower Sponsor(s):	Mini Mall U.S. Storage Properties Master LP	Collateral:	Fee
Borrower(s)(1):	Various	Location(5):	Various, Various
Original Balance(2):	$27,750,000	Year Built / Renovated(5):	Various / Various
Cut-off Date Balance(2):	$27,750,000	Property Management:	Mini Mall U.S. Storage Properties Master LP
% by Initial UPB:	3.7%	Size:	2,460,347 SF
Interest Rate:	5.97000%	Appraised Value / Per SF(6):	$244,000,000 / $99
Note Date:	October 31, 2024	Appraisal Date(6):	August 10, 2024
Original Term:	60 months	Occupancy:	75.8% (as of October 7, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	75.1%
Original Amortization:	NAP	Underwritten NOI:	$18,908,524
Interest Only Period:	60 months	Underwritten NCF:	$18,576,612
First Payment Date:	December 6, 2024
Maturity Date:	November 6, 2029	Historical NOI
Additional Debt Type(2):	Pari Passu	Most Recent NOI:	$18,244,484 (TTM August 31, 2024)
Additional Debt Balance(2):	$152,250,000	2023 NOI(7):	NAV
Call Protection(3):	L(25),D(28),O(7)	2022 NOI(7):	NAV
Lockbox / Cash Management:	Springing / Springing	2021 NOI(7):	NAV

Reserves(4)				Financial Information(2)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$73
Taxes:	$261,988	$119,946	NAP	Maturity Date Loan / SF:	$73
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	73.8%
Replacement Reserves:	$0	$27,659	NAP	Maturity Date LTV:	73.8%
Deferred Maintenance:	$240,160	$0	NAP	UW NOI DY:	10.5%
				UW NCF DSCR:	1.71x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan	$180,000,000	100.0%	Loan Payoff	$150,772,564	83.8%
			Borrower Sponsor Equity	19,688,366	10.9
			Closing Costs(8)	9,036,922	5.0
			Upfront Reserves	502,148	0.3
Total Sources	$180,000,000	100.0%	Total Uses	$180,000,000	100.0%
(1)	See “The Borrowers and the Borrower Sponsor” below.
(2)	The Mini Mall Self Storage Mortgage Loan (as defined below) is part of the Mini Mall Self Storage Whole Loan (as defined below), which is comprised of eight pari passu promissory notes with an aggregate original principal balance of $180,000,000. Financial Information presented above is based on the aggregate Cut-off Date principal balance of the Mini Mall Self Storage Whole Loan.
(3)	Defeasance of the Mini Mall Self Storage Whole Loan is permitted at any time after the earlier to occur of (a) the end of the two-year period commencing on the closing date of the securitization of the last promissory note representing a portion of the Mini Mall Self Storage Whole Loan to be securitized and (b) December 6, 2027. The assumed defeasance lockout period of 25 payments is based on the closing date of this transaction in December 2024. The actual lockout period may be longer.
(4)	See “Initial and Ongoing Reserves” below.
(5)	See “Portfolio Summary” below.
(6)	Based on the portfolio appraised value of $244,000,000 (the “Portfolio Appraised Value”), prepared as of August 10, 2024, which is inclusive of an approximately 4.1% portfolio premium and reflects the values of the Mini Mall Self Storage Properties (as defined below) as a whole if sold in their entirety to a single buyer. See the “Mini Mall Self Storage Appraised Value” chart below for the “as-is” appraised values of the individual properties (exclusive of the portfolio premium), which in the aggregate total $234,300,000 (the “Aggregate Individual As-Is Appraised Value”). The Cut-off Date LTV and Maturity Date LTV of the Mini Mall Self Storage Whole Loan based upon the Aggregate Individual As-Is Appraised Value, are 76.8% and 76.8%, respectively.
(7)	2021 NOI, 2022 NOI and 2023 NOI information is not available due to the borrower sponsor purchasing the Mini Mall Self Storage Portfolio in separate transactions between June 2022 and September 2023.
(8)	Closing costs include a rate buydown fee of $4,882,500.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

112

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 9 Mini Mall Self Storage	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,750,000 73.8% 1.71x 10.5%

The Loan. The ninth largest mortgage loan (the “Mini Mall Self Storage Mortgage Loan”) is part of a whole loan (the “Mini Mall Self Storage Whole Loan”) evidenced by eight pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $180,000,000. The Mini Mall Self Storage Whole Loan is secured by a first lien mortgage on the borrowers’ fee interest in a 2,460,347 square foot, self-storage portfolio consisting of 52 properties containing 60 individual assets (each, a “Mini Mall Self Storage Property” and collectively, the “Mini Mall Self Storage Properties” or the “Mini Mall Self Storage Portfolio”) located across nine states. The Mini Mall Self Storage Mortgage Loan is evidenced by the non-controlling Note A-2-B with an outstanding principal balance as of the Cut-off Date of $27,750,000. The Mini Mall Self Storage Whole Loan was co-originated by Wells Fargo Bank, National Association (“WFB”), JPMorgan Chase Bank, National Association (“JPM”), and Citi Real Estate Funding Inc. on October 31, 2024.

The table below identifies the promissory notes that comprise the Mini Mall Self Storage Whole Loan. The relationship between the holders of the Mini Mall Self Storage Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Mini Mall Self Storage Whole Loan will be serviced under the pooling and servicing agreement for the WFCM 2024-5C2 securitization trust. See “The Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-A	$34,500,000	$34,500,000	WFCM 2024-5C2	Yes
A-1-B(1)	$52,500,000	$52,500,000	WFB	No
A-1-C(1)	$3,000,000	$3,000,000	WFB	No
A-2-A	$17,250,000	$17,250,000	WFCM 2024-5C2	No
A-2-B	$27,750,000	$27,750,000	Benchmark 2024-V12	No
A-3-A(1)	$18,750,000	$18,750,000	JPM	No
A-3-B	$17,250,000	$17,250,000	WFCM 2024-5C2	No
A-3-C(1)	$9,000,000	$9,000,000	JPM	No
Whole Loan	$180,000,000	$180,000,000
(1)	Expected to be contributed to one or more future securitization(s).

The Properties. The Mini Mall Self Storage Portfolio is comprised of 52 properties containing 60 individual self storage assets totaling 18,338 units and 2,460,347 SF, located across nine states. The Mini Mall Self Storage Portfolio includes 12,707 (69.3% of total units) non-climate-controlled units, 4,406 (24.0%) climate controlled units, 1,016 (5.5%) parking units and 209 (1.1%) other units. The Mini Mall Self Storage Portfolio has a weighted average year built of 1993 and no individual Mini Mall Self Storage Property accounts for more than 8.8% of underwritten net cash flow or 8.0% of units across the Mini Mall Self Storage Portfolio. As of October 2024, the Mini Mall Self Storage Portfolio was 75.8% occupied. The borrower sponsor purchased the Mini Mall Self Storage Portfolio in separate transactions between June 2022 and September 2023 and has invested approximately $11.0 million in capital expenditures.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

113

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 9 Mini Mall Self Storage	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,750,000 73.8% 1.71x 10.5%

The following table presents certain information relating to the Mini Mall Self Storage Properties:

Portfolio Summary
Property(1)	Address	City, State	Year Built / Renovated	Units	Net Rentable Area (SF)(2)	Occupancy %(2)	Allocated Whole Loan Amount	% of Allocated Whole Loan Amount	Appraised Value	UW NCF(2)	% of UW NCF
Carroll	3900 Columbus-Lancaster Road	Carroll, OH	1994-2005 / NAP	1,472	219,400	77.3%	$16,250,000	9.0%	$21,200,000	$1,640,836	8.8%
Enterprise - Rucker Blvd	2801 Rucker Boulevard	Enterprise, AL	2005 / 2019	1,315	186,240	81.1%	$14,525,000	8.1%	$18,900,000	$1,454,009	7.8%
West Memphis	701 AR-77	West Memphis, AR	2004 / 2022	892	131,220	76.9%	$12,980,000	7.2%	$16,900,000	$1,205,117	6.5%
Belpre	138 Lee Street, 485 Lee Street and 1924 Washington Boulevard	Belpre, OH	1989-2015 / NAP	799	136,250	75.1%	$7,750,000	4.3%	$9,300,000	$784,584	4.2%
Marietta	1306 Pike Street and 104 Ellsworth Avenue	Marietta, OH	1980-2019 / NAP	717	107,700	74.1%	$7,650,000	4.3%	$9,950,000	$733,296	3.9%
Enterprise - Geneva Hwy	1232 Geneva Highway	Enterprise, AL	1997 / 2019	743	142,125	75.4%	$6,585,000	3.7%	$8,350,000	$690,506	3.7%
Parkersburg - Garfield Ave	2351 Garfield Avenue	Parkersburg, WV	1982 / 1987, 1988, 1991, 1996, 2003, 2007	743	98,750	89.9%	$6,500,000	3.6%	$7,775,000	$931,996	5.0%
Bridgeport	61 Ocean Mines Road	Bridgeport, WV	2019 / 2020, 2023	502	75,080	87.2%	$5,750,000	3.2%	$6,875,000	$754,350	4.1%
Enterprise - Salem Rd	4021 Salem Road	Enterprise, AL	1964, 2016 / NAP	495	74,585	85.4%	$5,575,000	3.1%	$6,800,000	$599,627	3.2%
Elizabethton	480 TN-91	Elizabethton, TN	2019 / 2023	614	48,550	66.0%	$4,500,000	2.5%	$7,600,000	$396,961	2.1%
Cedar Lake	10630 and 10706 West 133rd Street	Cedar Lake, IN	1930-1999 / NAP	405	73,317	56.1%	$4,110,000	2.3%	$6,850,000	$292,282	1.6%
Kannapolis	2745 North Cannon Boulevard	Kannapolis, NC	1987 / 2018	357	41,375	85.0%	$4,030,000	2.2%	$5,250,000	$396,811	2.1%
Johnson City - South Roan	2501 South Roan Street	Johnson City, TN	2004 / 2009	312	34,500	91.9%	$4,025,000	2.2%	$5,000,000	$427,871	2.3%
Cincinnati	1109 Alfred Street	Cincinnati, OH	1901 / 2001	450	46,165	73.4%	$3,840,000	2.1%	$5,000,000	$308,732	1.7%
Mooresville	1242 South Old State Route 67	Mooresville, IN	1985 / 2003	348	48,260	75.4%	$3,690,000	2.1%	$4,800,000	$346,530	1.9%
Bloomington	4910 and 4990 North Lakeview Drive	Bloomington, IN	2000-2001 / NAP	317	34,325	72.9%	$3,535,000	2.0%	$4,350,000	$311,904	1.7%
Newton	3005 Nathan Street	Newton, NC	1983 / NAP	345	42,050	69.8%	$3,530,000	2.0%	$4,600,000	$267,139	1.4%
Proctorville	700 County Road 411	Proctorville, OH	2019-2022 / 2022	324	47,050	84.5%	$3,450,000	1.9%	$4,100,000	$381,771	2.1%
Kingsport - Brookside School	149 Brookside School Lane	Kingsport, TN	1956 / 2019	303	29,375	75.3%	$3,350,000	1.9%	$4,550,000	$246,385	1.3%
Bristol	818 Commonwealth Avenue	Bristol, VA	1999 / NAP	301	35,250	82.4%	$3,175,000	1.8%	$3,775,000	$367,117	2.0%
Hurricane	316 Putnam Village Drive	Hurricane, WV	2017 / 2021	275	31,175	92.5%	$3,150,000	1.8%	$3,750,000	$414,845	2.2%
Blountville	2851 TN-394	Blountville, TN	2013 / NAP	331	30,950	73.6%	$3,125,000	1.7%	$4,000,000	$312,166	1.7%
Little Rock	19501 Arch Street Northwest	Little Rock, AR	1994 / 2022	419	45,150	54.5%	$3,110,000	1.7%	$4,050,000	$243,616	1.3%
Cedar Lake - Wicker Ave	13077 West Wicker Avenue	Cedar Lake, IN	2018-2022 / NAP	433	65,600	50.3%	$3,100,000	1.7%	$7,000,000	$170,329	0.9%
Clarksville	677 South Crawford Street and 1802 Freeway Lane	Clarksville, AR	2001 / 2011	494	56,350	70.6%	$2,975,000	1.7%	$3,750,000	$310,822	1.7%
Parkersburg	112 College Parkway and 5239 Emerson Avenue	Parkersburg, WV	2002 / 2018, 2019	343	54,525	76.5%	$2,925,000	1.6%	$3,475,000	$455,625	2.5%
Piney Flats	6460 Bristol Highway	Piney Flats, TN	2012 / 2014	319	28,275	77.2%	$2,550,000	1.4%	$3,150,000	$293,967	1.6%
Cross Lanes	5290 Big Tyler Road	Cross Lanes, WV	2014 / NAP	227	26,150	89.1%	$2,550,000	1.4%	$3,050,000	$293,322	1.6%
Shelby	612 Smith Street and 516 East Dixon Boulevard	Shelby, NC	1978, 1994 / NAP	380	43,250	70.6%	$2,500,000	1.4%	$3,750,000	$185,101	1.0%
Batesville	1009 Batesville Boulevard	Southside, AR	2000 / 2013	316	35,950	75.8%	$2,500,000	1.4%	$3,000,000	$269,848	1.5%
Greeneville	1375 West Andrew Johnson Highway	Greeneville, TN	2006 / NAP	185	19,350	82.2%	$2,300,000	1.3%	$2,900,000	$243,219	1.3%
Cleveland - N. Washington	201 North Washington	Cleveland, TX	2000 / NAP	170	23,090	81.0%	$2,150,000	1.2%	$2,700,000	$211,085	1.1%
Morgantown - Lower Aarons	482 Lower Aarons Creek Road	Morgantown, WV	1998 / NAP	229	32,200	82.8%	$2,150,000	1.2%	$2,550,000	$316,161	1.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

114

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 9 Mini Mall Self Storage	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,750,000 73.8% 1.71x 10.5%
Portfolio Summary (Continued)
Property(1)	Address	City, State	Year Built / Renovated	Units	Net Rentable Area (SF)(2)	Occupancy %(2)	Allocated Whole Loan Amount	% of Allocated Whole Loan Amount	Appraised Value	UW NCF(2)	% of UW NCF(2)
Morgantown - Canyon Rd	855 Canyon Road	Morgantown, WV	2008 / 2014	273	34,050	80.0%	$2,100,000	1.2%	$2,500,000	$302,862	1.6%
Asheville	241 Old Weaverville Road	Asheville, NC	2015 / NAP	95	12,080	84.4%	$2,000,000	1.1%	$2,550,000	$194,004	1.0%
Splendora - Old Hwy 59N	14098 Old Highway 59 North	Splendora, TX	1992 / NAP	239	23,300	61.8%	$1,690,000	0.9%	$2,200,000	$171,835	0.9%
Nitro - 1st Ave S	901 1st Avenue South	Nitro, WV	2008 / 2010	154	19,250	75.6%	$1,575,000	0.9%	$1,875,000	$196,062	1.1%
Elkview	5116 and 5149 Elk River Road	Elkview, WV	1994, 1999 / 2009	247	29,150	77.9%	$1,500,000	0.8%	$1,800,000	$216,511	1.2%
Nitro - 4131 1st St	4131 1st Avenue	Nitro, WV	1982 / 1991, 1999, 2004, 2008	192	25,775	86.5%	$1,450,000	0.8%	$1,725,000	$202,635	1.1%
Splendora - US-59	13952 US-59 Business	Splendora, TX	2006 / NAP	154	21,400	49.3%	$1,200,000	0.7%	$1,500,000	$123,820	0.7%
Conroe - Hwy 105E	16842 TX-105	Conroe, TX	2001 / 2013	118	16,200	56.8%	$1,150,000	0.6%	$1,500,000	$86,447	0.5%
Coolville	792 State Route 7	Coolville, OH	2014 / NAP	135	19,800	79.0%	$1,075,000	0.6%	$1,300,000	$135,738	0.7%
Little Hocking	21 Clifton Road	Little Hocking, OH	2009 / NAP	119	19,910	78.9%	$1,000,000	0.6%	$1,200,000	$124,125	0.7%
Ravenswood	514 Washington Street	Ravenswood, WV	2021 / NAP	99	11,925	85.5%	$970,000	0.5%	$1,150,000	$131,557	0.7%
Racine	52691 OH-124	Racine, OH	1999 / NAP	108	19,650	58.9%	$920,000	0.5%	$1,200,000	$88,051	0.5%
Cedar Lake - 127th Pl.	11220 and 11221 127th Place	Cedar Lake, IN	2004 / NAP	90	12,600	60.7%	$810,000	0.5%	$1,350,000	$52,466	0.3%
Conroe - Woodland Forest	18401 Woodland Forest Drive	Conroe, TX	2001 / NAP	101	10,200	62.3%	$650,000	0.4%	$850,000	$64,926	0.3%
Nitro - 11th St	1101 11th Street	Nitro, WV	1994 / NAP	105	9,950	70.9%	$590,000	0.3%	$700,000	$85,838	0.5%
Conroe - Bryant Rd	419 Bryant Road	Conroe, TX	1995 / NAP	78	9,200	58.7%	$430,000	0.2%	$600,000	$40,475	0.2%
Cleveland - CR388	288 County Road 388	Cleveland, TX	1970 / 1983	65	10,800	65.7%	$375,000	0.2%	$500,000	$32,166	0.2%
Nitro - 503 Main Ave	503 Main Avenue	Nitro, WV	1996 / NAP	51	6,175	82.6%	$335,000	0.2%	$400,000	$36,409	0.2%
Nitro - 1202 Main Ave	1202 Main Avenue	Nitro, WV	1956 / 2001	40	5,350	72.0%	$295,000	0.2%	$350,000	$32,754	0.2%
Total				18,338	2,460,347	75.8%	$180,000,000	100.0%	$244,000,000(3)	$18,576,612	100.0%
(1)	Certain properties listed above may be comprised of multiple addresses or locations but are treated as a single property for appraisal and loan underwriting purposes.
(2)	Based on the underwritten rent roll as of October 7, 2024.
(3)	Represents the “As Portfolio” value, inclusive of a 4.1% portfolio premium. The sum of the individual appraised values is $234,300,000, which equates to a Cut-off Date LTV Ratio and LTV Ratio at Maturity of 76.8%.

The following table presents certain information relating to the unit mix at the Mini Mall Self Storage Properties:

Mini Mall Self Storage Portfolio Unit Mix(1)
Unit Type	Available Units	% of Available Units	Available SF(2)	% of Available SF	Current Occupancy(2)	UW Rent Per Unit
Non-Climate Controlled	12,707	69.3%	1,800,755	73.2%	76.0%	$1,357
Climate Controlled	4,406	24.0%	501,240	20.4%	75.6%	$1,686
Parking	1,016	5.5%	98,215	4.0%	83.9%	$1,050
Other	209	1.1%	60,137	2.4%	60.6%	$2,835
Total	18,338	100.0%	2,460,347	100%	75.8%	$1,436
(1)	Based on the underwritten rent roll as of October 7, 2024.
(2)	Includes containers, apartment, billboard, office, retail, and car wash.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

115

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 9 Mini Mall Self Storage	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,750,000 73.8% 1.71x 10.5%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Mini Mall Self Storage Properties:

Cash Flow Analysis
	TTM 8/31/2024(1)	UW	UW Per SF
Rental Income	$19,063,831	$19,092,667	$7.76
Potential Income from Vacant Units	0	6,341,118	2.58
Gross Potential Income	$19,063,831	$25,433,785	$10.34
Other Income(2)	5,474,113	6,406,208	2.60
Net Rental Income	$24,537,945	$31,839,993	$12.94
Economic Vacancy	0	(6,341,118)	(2.58)
Effective Gross Income	$24,537,945	$25,498,875	$10.36

Management Fee	$981,518	$1,019,955	$0.41
Insurance	1,226,111	1,257,953	0.51
Real Estate Taxes	1,328,884	1,383,945	0.56
Other Expenses	2,756,949	2,928,498	1.19
Total Expenses	$6,293,461	$6,590,351	$2.68

Net Operating Income	$18,244,484	$18,908,524	$7.69
Replacement Reserves	0	331,912	0.13
Net Cash Flow	$18,244,484	$18,576,612	$7.55

Occupancy(3)	NAV	75.1%
NOI Debt Yield(4)	10.1%	10.5%
NCF DSCR(4)	1.67x	1.71x
(1)	Represents the Trailing 11 Months for 18 of the Mini Mall Self Storage Properties where a TTM was not available due to the borrower sponsor purchasing the Mini Mall Self Storage Portfolio in separate transactions between June 2022 and September 2023.
(2)	Other Income includes late fees, NSF fees, tenant insurance, miscellaneous income storage and administrative fees.
(3)	The underwritten vacancy is 24.9%. The Mini Mall Self Storage Portfolio was 75.8% occupied as of October 7, 2024.
(4)	Debt service coverage ratios and debt yields are based on the Mini Mall Self Storage Whole Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

116

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 9 Mini Mall Self Storage	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,750,000 73.8% 1.71x 10.5%

Appraisal. According to the appraisals as of various dates between August 4, 2024 and August 10, 2024 and the aggregate portfolio appraisal dated August 10, 2024, the Mini Mall Self Storage Properties had a Portfolio Appraised Value of $244,000,000, which is inclusive of an approximately 4.1% aggregate portfolio premium and reflects the value of the Mini Mall Self Storage Properties as a whole if sold in their entirety to a single buyer. Additionally, the Mini Mall Self Storage Properties had an Aggregate Individual As-Is Appraised Value of $234,300,000.

Appraisal Valuation Summary(1)
Property	As Is Value	Capitalization Rate
Carroll	$21,200,000	6.25%
Enterprise - Rucker Blvd	$18,900,000	6.00%
West Memphis	$16,900,000	6.50%
Belpre	$9,300,000	6.50%
Marietta	$9,950,000	6.50%
Enterprise - Geneva Hwy	$8,350,000	6.50%
Parkersburg - Garfield Ave	$7,775,000	6.75%
Bridgeport	$6,875,000	6.75%
Enterprise - Salem Rd	$6,800,000	6.50%
Elizabethton	$7,600,000	7.00%
Cedar Lake	$6,850,000	6.50%
Kannapolis	$5,250,000	6.50%
Johnson City - South Roan	$5,000,000	7.00%
Cincinnati	$5,000,000	6.25%
Mooresville	$4,800,000	7.25%
Bloomington	$4,350,000	7.25%
Newton	$4,600,000	6.50%
Proctorville	$4,100,000	6.75%
Kingsport - Brookside School	$4,550,000	7.00%
Bristol	$3,775,000	6.75%
Hurricane	$3,750,000	6.75%
Blountville	$4,000,000	7.00%
Little Rock	$4,050,000	6.50%
Cedar Lake - Wicker Ave	$7,000,000	6.50%
Clarksville	$3,750,000	6.50%
Parkersburg	$3,475,000	6.75%
Piney Flats	$3,150,000	7.25%
Cross Lanes	$3,050,000	6.75%
Shelby	$3,750,000	6.50%
Batesville	$3,000,000	7.50%
Greeneville	$2,900,000	7.00%
Cleveland - N. Washington	$2,700,000	7.50%
Morgantown - Lower Aarons	$2,550,000	6.75%
Morgantown - Canyon Rd	$2,500,000	6.75%
Asheville	$2,550,000	6.75%
Splendora - Old Hwy 59N	$2,200,000	7.25%
Nitro - 1st Ave S	$1,875,000	6.75%
Elkview	$1,800,000	6.75%
Nitro - 4131 1st St	$1,725,000	6.75%
Splendora - US-59	$1,500,000	7.25%
Conroe - Hwy 105E	$1,500,000	7.25%
Coolville	$1,300,000	7.00%
Little Hocking	$1,200,000	7.00%
Ravenswood	$1,150,000	6.75%
Racine	$1,200,000	7.00%
Cedar Lake - 127th Pl.	$1,350,000	6.50%
Conroe - Woodland Forest	$850,000	7.50%
Nitro - 11th St	$700,000	6.75%
Conroe - Bryant Rd	$600,000	7.50%
Cleveland - CR388	$500,000	7.50%
Nitro - 503 Main Ave	$400,000	6.75%
Nitro - 1202 Main Ave	$350,000	6.75%
Total / Wtd. Avg.	$234,300,000	6.63%
Portfolio Appraised Value	$244,000,000
(1)	Source: Appraisals.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

117

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 9 Mini Mall Self Storage	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,750,000 73.8% 1.71x 10.5%

Environmental Matters. According to the Phase I environmental site assessments with various dates in August 2024, there was no evidence of any recognized environmental conditions at any of the Mini Mall Self Storage Properties.

The Market. The Mini Mall Storage Portfolio Properties are located across nine states: West Virginia (14 properties, 23.5% of UW NCF), Ohio (8 properties, 22.6% of UW NCF), Alabama (3 properties, 14.8% of UW NCF), Arkansas (4 properties, 10.9% of UW NCF), Tennessee (6 properties, 10.3% of UW NCF), Indiana (5 properties, 6.3% of UW NCF), North Carolina (4 properties, 5.6% of UW NCF), Texas (7 properties, 3.9% of UW NCF), and Virginia (1 property, 2.0% of UW NCF).

The following table presents a geographic summary related to the Mini Mall Self Storage Properties:

Geographic Summary
State	Property count	# of Units	SF	Allocated Loan Amount	% of ALA	UW NCF
West Virginia	14	3,480	459,505	$31,840,000	17.7%	$4,370,927
Ohio	8	4,124	615,925	$41,935,000	23.3%	$4,197,133
Alabama	3	2,553	402,950	$26,685,000	14.8%	$2,744,143
Arkansas	4	2,121	268,670	$21,565,000	12.0%	$2,029,403
Tennessee	6	2,064	191,000	$19,850,000	11.0%	$1,920,569
Indiana	5	1,593	234,102	$15,245,000	8.5%	$1,173,511
North Carolina	4	1177	138,755	$12,060,000	6.7%	$1,043,054
Texas	7	925	114,190	$7,645,000	4.2%	$730,754
Virginia	1	301	35,250	$3,175,000	1.8%	$367,117
Total	52	18,338	2,460,347	$180,000,000	100.0%	$18,576,612

The Borrowers and the Borrower Sponsor. The borrowers are MMUS OH SPE 1, LLC, MMUS OH SPE 2, LLC, MMUS OH SPE 3, LLC, MMUS OH SPE 4, LLC, MMUS OH SPE 5, LLC, MMUS OH SPE 6, LLC, MMUS OH SPE 7, LLC, MMUS OH SPE 8, LLC, MMUS OH SPE 9, LLC, MMUS OH SPE 10, LLC, MMUS WV SPE 1, LLC, MMUS WV SPE 2, LLC, MMUS WV SPE 3, LLC, MMUS WV SPE 4, LLC, MMUS WV SPE 5, LLC, MMUS WV SPE 6, LLC, MMUS WV SPE 7, LLC, MMUS WV SPE 8, LLC, MMUS WV SPE 9, LLC, OHU3003CI LLC, ALU4407EE LP, ARU3319LK LP, ARU3318WS LP, ARU3320CE LP, INU2905BN LP, INU2906ME LP, INU2907CE LP, NCU4001KS LP, VAU3508BL LP, TXU4801SA LP and WVU3601CS LP, each a Delaware limited liability company or Delaware limited partnership. Each borrower is a single purpose entity having at least two independent directors in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Mini Mall Self Storage Portfolio Mortgage Loan.

The borrower sponsor and non-recourse carveout guarantor is Mini Mall U.S. Storage Properties Master LP. Mini Mall U.S. Storage Properties Master LP is a subsidiary of Mini Mall Storage Properties Trust which owns and operates over 210 self storage facilities totaling over eight million square feet across the United States and Canada. Mini Mall Storage Properties Trust focuses on acquiring legacy-run assets and applies institutional-grade technology and strategies to increase profitability. These include 24/7 access, improved security, and dynamic pricing models.

Property Management. The Mini Mall Self Storage Properties are managed by Mini Mall U.S. Storage Properties Master LP, an affiliate of the borrowers.

Initial and Ongoing Reserves. At origination of the Mini Mall Self Storage Whole Loan, the borrowers deposited approximately (i) $261,988 into a reserve account for real estate taxes and (ii) $240,160 into a reserve account for immediate repairs.

Taxes – The Mini Mall Self Storage Whole Loan documents require ongoing monthly reserves in an amount equal to 1/12th of the taxes that the lender estimates will be payable during the next twelve months, initially $119,946.

Insurance – The Mini Mall Self Storage Whole Loan documents require ongoing monthly reserves in an amount equal to 1/12th of the insurance premiums that the lender estimates will be payable during the next twelve months. Ongoing monthly reserves for insurance are not required as long as (i) no event of default under the Mini Mall Self Storage Whole Loan documents has occurred and is continuing; (ii) the Mini Mall Self Storage Properties are part of a blanket or umbrella policy approved by the lender; (iii) the borrowers provide the lender with evidence of renewal of insurance policies; and (iv) the borrowers provide the lender with paid receipts for insurance premiums by no later than 10 business days prior to the policy expiration dates. As of origination, the borrower is not required to make insurance reserve payments.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

118

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 9 Mini Mall Self Storage	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,750,000 73.8% 1.71x 10.5%

Replacement Reserve – The Mini Mall Self Storage Whole Loan documents require ongoing monthly reserves in an amount equal to $27,659 for replacements.

Lockbox / Cash Management. The Mini Mall Self Storage Whole Loan is structured with a springing lockbox and springing cash management. Upon the occurrence of a Cash Trap Event Period (as defined below) the Mini Mall Self Storage borrowers are required to establish a lender-controlled lockbox account and deposit all rents and direct all credit card companies to pay all amounts due directly into such lockbox account. During the continuance of a Cash Trap Event Period, all funds in the lockbox account are required to be swept into the cash management account controlled by the lender and disbursed on each payment date in accordance with the Mini Mall Self Storage Whole Loan documents and all excess funds are required to be swept to an excess cash flow subaccount controlled by the lender.

A “Cash Trap Event Period” will commence upon the earlier of the following:

(i)	the occurrence and continuance of an event of default under the Mini Mall Self Storage Whole Loan documents;
(ii)	the net cash flow debt yield (“NCF DY”) falling below 8.0%; and
(iii)	for any individual property having legal non-conforming zoning status where a casualty occurs and full rebuild-related approvals are not issued within an application period (90 days following the casualty, subject to a 60-day lender-approved extension for delays beyond the borrowers’ control), the borrowers’ failure to prepay the Mini Mall Self Storage Whole Loan in an amount equal to the allocated loan amount for such property, less any net proceeds received by the lender (the “LNC Casualty Prepayment Amount”).

A Cash Trap Event Period will end upon the occurrence of the following:

●	with regard to clause (i) above, the cure of such event of default;
●	with regard to clause (ii) above, the NCF DY is equal to or greater than 8.5% for 2 consecutive calendar quarters; or
●	with regard to clause (iii) above, the earlier of (A) the borrowers pay the LNC Casualty Prepayment Amount and (B) the amount of funds in the excess cash flow subaccount equaling the LNC Casualty Prepayment Amount.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Provided no event of default is ongoing, the Mini Mall Self Storage borrowers have the right, at any time after the earlier to occur of (i) December 6, 2027 and (ii) the date that is two years after the closing date of the securitization that includes the last Mini Mall Self Storage Whole Loan note to be securitized, to obtain the release of any of the Mini Mall Self Storage Properties from the lien of the Mini Mall Self Storage Whole Loan, provided that certain conditions are satisfied, including, but not limited to, the following:

(i)	partial defeasance in an amount equal to the greater of (a) 130.0% of the allocated loan amount for the property being released or (b) 100.0% of net sale proceeds;
(ii)	the net cash flow debt service coverage ratio (“NCF DSCR”) immediately following the release being equal to or greater than the greater of (a) 1.71x and (b) the NCF DSCR immediately prior to the release;
(iii)	the NCF DY immediately following the release being equal to or greater than the greater of (a) 10.32% and (b) the NCF DY immediately prior to the release;
(iv)	compliance with all applicable REMIC requirements; and
(v)	rating agency confirmation that such release will not result in a downgrade, withdrawal or qualification of the respective ratings assigned to the Benchmark 2024-V12 certificates.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

119

Multifamily – Mid Rise Various Various, NY	Collateral Asset Summary – Loan No. 10 Black Spruce - Briarwood and Prospect	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,230,000 70.0% 1.20x 8.1%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

120

Multifamily – Mid Rise Various Various, NY	Collateral Asset Summary – Loan No. 10 Black Spruce - Briarwood and Prospect	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,230,000 70.0% 1.20x 8.1%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

121

Multifamily – Mid Rise Various Various, NY	Collateral Asset Summary – Loan No. 10 Black Spruce - Briarwood and Prospect	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,230,000 70.0% 1.20x 8.1%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily – Mid Rise
Borrower Sponsor(s):	Joshua Gotlib	Collateral:	Fee(4)
Borrower(s):	Briarwood Affordable LLC and Prospect Affordable Package LLC	Location:	Various, NY
Original Balance(1):	$27,230,000	Year Built / Renovated:	Various / Various
Cut-off Date Balance(1):	$27,230,000	Property Management:	Nieuw Amsterdam Property Management, LLC
% by Initial UPB:	3.6%	Size:	488 Units
Interest Rate:	6.56700%	Appraised Value / Per Unit(5):	$130,333,000 / $267,076
Note Date:	November 20, 2024	Appraisal Date(5):	Various
Original Term:	60 months	Occupancy:	97.3% (as of November 5, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	97.0%
Original Amortization:	NAP	Underwritten NOI(6):	$7,428,877
Interest Only Period:	60 months	Underwritten NCF:	$7,289,224
First Payment Date:	January 6, 2025
Maturity Date:	December 6, 2029	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	$6,347,560 (TTM August 31, 2024)
Additional Debt Balance(1):	$64,000,000	2023 NOI:	$6,273,648
Call Protection:	L(24),D(29),O(7)	2022 NOI:	$4,770,889
Lockbox / Cash Management:	Soft / Springing	2021 NOI:	NAV(7)

Reserves(2)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$186,947
Taxes(3):	$1,103,826	$76,800	NAP	Maturity Date Loan / Unit:	$186,947
Insurance:	$75,449	$15,440	NAP	Cut-off Date LTV:	70.0%
Replacement Reserves:	$0	$11,453	$245,588	Maturity Date LTV:	70.0%
TI / LC Reserve:	$0	$165	$3,969	UW NOI DY:	8.1%
Deferred Maintenance Reserve:	$155,584	$0	NAP	UW NCF DSCR:	1.20x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan:	$91,230,000	97.2%	Loan Payoff:	$87,950,053	93.7%
Equity Contribution:	2,625,360	2.8	Closing Costs(8):	4,570,448	4.9
			Upfront Reserves:	1,334,859	1.4
Total Sources	$93,855,360	100.0%	Total Uses:	$93,855,360	100.0%
(1)	The Black Spruce – Briarwood and Prospect Mortgage Loan (as defined below) is part of the Black Spruce – Briarwood and Prospect Whole Loan (as defined below), which is evidenced by two pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $91,230,000. The Financial Information above is based on the Black Spruce – Briarwood and Prospect Whole Loan.
(2)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(3)	The initial taxes reserve consists of $79,991 of a property tax reserve and $1,023,835.28 of a property tax reserve to be used to pay property taxes to the extent the property taxes due with respect to the Briarwood Property (as defined below) for any fiscal year as reasonably determined by the lender exceed the underwritten tax amount in any fiscal year.
(4)	By way of a nominee agreement with the City of New York. See “The Loan” below for additional information.
(5)	Based on the “As Portfolio” appraised value of $130,333,000 which includes an approximately 7.5% portfolio premium. The aggregate as-is appraised value without the portfolio premium is $121,240,000, which results in a Cut-off Date LTV and Maturity Date LTV of 75.2% for the Black Spruce - Briarwood and Prospect Whole Loan (as defined below). All individual appraisal reports are dated between September 19, 2024 and September 23, 2024.
(6)	The increase from Most Recent NOI to Underwritten NOI is primarily due to reduced residential vacancy loss and the inclusion of tax abatements.
(7)	2021 financials are not available due to borrower sponsor acquiring the Black Spruce – Briarwood and Prospect Properties (as defined below) in 2021.
(8)	Closing Costs include a $1,828,401 rate buydown.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

122

Multifamily – Mid Rise Various Various, NY	Collateral Asset Summary – Loan No. 10 Black Spruce - Briarwood and Prospect	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,230,000 70.0% 1.20x 8.1%

The Loan. The tenth largest mortgage loan (the “Black Spruce - Briarwood and Prospect Mortgage Loan”) is part of a whole loan (the “Black Spruce - Briarwood and Prospect Whole Loan”) evidenced by two pari passu promissory notes with an aggregate original principal balance of $91,230,000. The Black Spruce - Briarwood and Prospect Mortgage Loan is evidenced by the non-controlling Note A-2, with an outstanding principal balance as of the Cut-off Date of $27,230,000. The Black Spruce – Briarwood and Prospect Whole Loan is secured by the fee interests in a 488-unit multifamily portfolio consisting of two individual properties (each a “Black Spruce - Briarwood and Prospect Property” and collectively the “Black Spruce - Briarwood and Prospect Properties”) located in New York City. The fee title to each of the Black Spruce – Briarwood and Prospect Properties is held by HP Briarwood Housing Development Fund Company, Inc. and HP MJM Housing Development Fund Company, Inc., respectively, each a New York City non-profit entity (the “Nominal Owner”) in connection with the affordable housing arrangements at the Black Spruce - Briarwood and Prospect Properties as described under “The Properties,” with all beneficial and equitable ownership interests and control of the Black Spruce - Briarwood and Prospect Properties held by the borrowers pursuant to the related nominee agreement. The Nominal Owner has joined the related mortgages and subjected the fee interests in the Black Spruce – Briarwood and Prospect Properties to the lien of the Black Spruce – Briarwood and Prospect Whole Loan for the purposes of availing the properties to mortgage recording tax exemption and Article XI real estate tax abatement. While the record ownership interest is vested in the name of the respective Housing Development Fund Coproration (the “HDFC”), the benefits and burdens of ownership are vested in the borrowers pursuant to the nominee agreements. The Black Spruce - Briarwood and Prospect Whole Loan was originated by Goldman Sachs Bank USA on November 20, 2024, has a 5-year interest-only term and accrues interest at a rate of 6.56700% per annum on an Actual/360 basis. The proceeds of the Black Spruce - Briarwood and Prospect Whole Loan were used by the borrowers to refinance the Black Spruce - Briarwood and Prospect Properties and pay origination costs. The scheduled maturity date of the Black Spruce - Briarwood and Prospect Whole Loan is the payment date in December 2029.

The Black Spruce - Briarwood and Prospect Whole Loan will be serviced pursuant to the pooling and servicing agreement for the BMO 2024-5C8 securitization trust. The relationship between the holders of the Black Spruce - Briarwood and Prospect Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the Black Spruce – Briarwood and Prospect Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$64,000,000	$64,000,000	BMO 2024-5C8	Yes
A-2	$27,230,000	$27,230,000	Benchmark 2024-V12	No
Whole Loan	$91,230,000	$91,230,000

The Property. The Black Spruce - Briarwood and Prospect Properties consist of 18 apartment buildings, which comprise the Briarwood property (the “Briarwood Property”) and the Prospect property (the “Prospect Property”). The Black Spruce – Briarwood and Prospect Properties are improved with a total of 419,423-square feet of building area and 488 apartments that were completed between 1899 and 2021. The individual buildings comprising the Black Spruce – Briarwood and Prospect Properties range in size from 4 to 139 apartments.

The Briarwood Property is located in the Briarwood neighborhood of Queens, New York and is comprised of four buildings that benefit from the Article XI tax exemption. As part of the Article XI tax exemption (and due to the age of the buildings), all of the buildings that comprise the Briarwood Property are rent stabilized and must be leased to tenants that meet certain AMI limits, and in return, the Briarwood Property benefits from a partial tax exemption through December 2062, with a lesser annual payment required in lieu of taxes. The borrower sponsor acquired the Briarwood Property in December 2021. The Briarwood Property consists of 382 residential units and has an average rent per unit of $1,922. In aggregate, the Briarwood Property is comprised of 44 studios, 200 one-bedrooms, 137 two-bedrooms, and 1 three-bedroom unit.

Under the Briarwood Affordable Housing Regulatory Agreement (the “Regulatory Agreement”), which the related borrower entered into in connection with the Article XI tax exemption, all units at the Briarwood Property are income restricted. The Briarwood Property is not permitted to lease units to households whose income exceeds the limit as of the initial occupancy. However, as the Briarwood Property was occupied prior to the Regulatory Agreement, the borrower sponsor was required to allow existing tenants to remain at the Briarwood Property. Vacant units are leased either through the Department of Housing Preservation and Development’s (the “HPD”) lottery process or through the HPD’s Homeless Placement Services (HPS). There are 77 units set aside as units for homeless people. First priority is given on vacant units (other than the 15 145% AMI units) until the minimum is satisfied. The HPD requires that that the set aside requirements be satisfied by referrals directly from the HPD, so the homeless household may come through a NYC-run shelter or through a housing lottery run by the HPD.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

123

Multifamily – Mid Rise Various Various, NY	Collateral Asset Summary – Loan No. 10 Black Spruce - Briarwood and Prospect	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,230,000 70.0% 1.20x 8.1%

The Briarwood Property qualifies for a 40-year partial tax exemption under the Article XI program, which commenced on December 23, 2022, and continues through December 23, 2062. After the tax exemption expires in 2062, Article XI requires that all units remain rent stabilized. Rent increases are determined by the Regulatory Agreement. Real estate taxes under the Article XI exemption are calculated as 10% of gross potential residential and commercial rental income through December 2027, after which the percentage steps down to 6.25%.

Although the Regulatory Agreement restricts rents based on AMI and rent stabilization, the borrower sponsor benefits from the Section 610 Program at the Briarwood Property, which was implemented to allow affordable housing developments to obtain the full benefit of certain rental assistance programs that are otherwise limited under New York law. The Section 610 program allows the borrower sponsor to increase rental income above legal rent provided the portfolio undergoes site inspections every two years. Section 610 allows the owner to collect rental subsidies (e.g. Section 8 vouchers, formerly homeless rental subsidy, state rental assistance) in excess of the legal rents. As an example, if a tenant has a Section 8 voucher and the legal rent is capped at $1,000 while subsidy rental standard is $2,000 per month, the borrower will be able to bypass the legal rent and Article XI Regulatory Agreement rent restrictions and collect the full $2,000 per month. The ability to circumvent rent stabilized registered rent cap will apply for existing rent subsidized units as well as future rent subsidized units. Section 610 is granted on a property-by-property basis (for any tenants that receive rental assistance) through a provision that is added to the regulatory agreement.

The following table presents certain information relating to the Unit Mix Summary at the Briarwood Property:

Unit Mix Summary – Briarwood Property(1)
Room Description	Units	Occupied Units	Occupancy	Avg In-Place Rent Per Unit(2)
Studio	44	40	90.9%	$1,600
1-Bedroom	200	197	98.5%	$1,827
2-Bedroom	137	133	97.1%	$2,161
3-Bedroom	1	0	0.0%	$0
Total / Wtd. Avg.	382	370	96.9%	$1,922
(1)	Source: Borrower rent roll dated November 5, 2024.
(2)	Avg In-Place Rent Per Unit excludes vacant units.

The Prospect Property is located in the Prospect Heights neighborhood of Brooklyn, New York and is comprised of 14 rent stabilized buildings, which were rehabilitated in the late 1990s with public subsidies, including federal low-income housing tax credits (LIHTC), federal HOME funds, low-interest financing from New York City, and local J-51 property tax abatements, in exchange for certain requirements such as income and rent limits. The Prospect Property was acquired in 2021 and consists of 106 units and has an average rent per unit of $1,688. In aggregate, the Prospect Property is comprised of 2 studios, 42 one-bedrooms, 36 two-bedrooms, 25 three-bedrooms, and 1 six-bedroom unit.

The affordability requirements imposed in connection with permanent financing provided by HPD, as well as LIHTC, are set forth in a Regulatory Agreement, which provides for affordability and other restrictions for a period of 30 years. Financing also relied on federal “HOME” funds, which required additional affordability restrictions, set forth in various Home Written Agreements. The restrictions of the Regulatory Agreement and Home Written Agreements expire on January 19, 2029. The Prospect Property also benefits from J-51 tax abatements (excluding the units at the 872 Bergen Street property), which is available for the rehabilitation of residential property in exchange for the property becoming subject to rent stabilization. All residential units at the Prospect Property are rent stabilized due to the age of the buildings, under the terms of the Regulatory Agreement, and as the result of the receipt of J-51 tax abatements. The J-51 tax abatements were implemented at each building comprising the Prospect Property between 1997-1999. Excluding one building that had a 14-year abatement (which has now expired), all buildings possess a 34-year abatement. All other buildings’ tax abatements begin to phase out between 2028-2029 and the abatements fully burn off in 2034. As the portfolio is nearing the end of its tax abatement, the borrower sponsor intends to apply for the 420-c tax incentive program, which is not accounted for in underwriting. 8% of the units at the Prospect Property are receiving Section 8 vouchers and 2% are vacant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

124

Multifamily – Mid Rise Various Various, NY	Collateral Asset Summary – Loan No. 10 Black Spruce - Briarwood and Prospect	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,230,000 70.0% 1.20x 8.1%

The following table presents certain information relating to the Unit Mix Summary for the Prospect Property:

Unit Mix Summary – Prospect Property(1)
Room Description	Units	Occupied Units	Occupancy	Avg In-Place Rent Per Unit(2)
Studio	2	2	100.0%	$1,588
1-Bedroom	42	42	100.0%	$1,239
2-Bedroom	36	35	97.2%	$1,646
3-Bedroom	25	25	100.0%	$2,433
6-Bedroom	1	1	100.0%	$3,590
Total / Wtd. Avg.	106	105	99.1%	$1,688
(1)	Source: Borrower rent roll dated November 5, 2024.
(2)	Avg In-Place Rent Per Unit excludes vacant units.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

125

Multifamily – Mid Rise Various Various, NY	Collateral Asset Summary – Loan No. 10 Black Spruce - Briarwood and Prospect	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,230,000 70.0% 1.20x 8.1%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Black Spruce - Briarwood and Prospect Properties:

Cash Flow Analysis
	2022	2023	TTM 8/31/2024	U/W	U/W Per Unit
Underwritten Residential Potential Rent(1)	$10,103,346	$10,586,511	$10,781,643	$10,975,096	$22,490
Residential Vacancy Loss	($670,540)	($772,240)	($825,743)	($327,058)	($670)
Residential Bad Debt Loss	($396,178)	($251,257)	($338,935)	($365,279)	($749)
Residential Concessions	($29,130)	($34,009)	($80,034)	$0	$0
Residential Non-Revenue Unit Loss	$0	$0	$0	($14,886)	($31)
Other Miscellaneous Revenue	397,243	530,774	546,167	546,167	1,119
Net Commercial Revenue	169,650	169,912	142,435	154,100	316
Effective Gross Revenue	$9,574,391	$10,229,692	$10,225,534	$10,968,140	$22,476
Real Estate Taxes	2,079,731	852,986	853,927	666,223	1,365
Insurance	414,482	458,228	506,911	642,313	1,316
Utilities	837,668	926,528	909,600	909,600	1,864
Repairs & Maintenance	366,597	391,736	363,810	363,810	746
Management Fee	524,554	585,648	454,164	219,363	450
Payroll (Office, Security, Maintenance)	455,162	569,781	568,739	568,739	1,165
General and Administrative	125,309	171,136	220,822	169,216	347
Total Expenses	$4,803,502	$3,956,044	$3,877,974	$3,539,264	$7,253
Net Operating Income	$4,770,889	$6,273,648	$6,347,560	$7,428,877	$15,223
Replacement Reserves	0	0	0	136,640	$280
TI/LC	0	0	0	3,012	6
Net Cash Flow	$4,770,889	$6,273,648	$6,347,560	$7,289,224(2)	$14,937

Occupancy	93.4%	92.7%	92.3%	97.0%(3)
NCF DSCR	0.79x	1.03x	1.04x	1.20x
NOI Debt Yield	5.2%	6.9%	7.0%	8.1%
(1)	Based on the underwritten rent roll dated November 5, 2024.
(2)	The increase from 2023 Net Operating Income to U/W Net Operating Income is primarily due to reduced residential vacancy loss and the inclusion of tax abatements.
(3)	U/W Occupancy represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

126

Multifamily – Mid Rise Various Various, NY	Collateral Asset Summary – Loan No. 10 Black Spruce - Briarwood and Prospect	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,230,000 70.0% 1.20x 8.1%

Appraisal. According to the portfolio appraisal dated October 4, 2024, the Black Spruce - Briarwood and Prospect Properties had an “As Portfolio” appraised value of $130,333,000, which includes a 7.5% portfolio premium. The aggregate as-is appraised value without the premium is $121,240,000.

Property	Appraised Value(1)	Capitalization Rate(1)
Black Spruce - Briarwood and Prospect	$130,333,000	5.75–6.00%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental reports dated on various dates between October 1, 2024 and October 7, 2024, there are several recognized environmental conditions at the Black Spruce - Briarwood and Prospect Properties. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The Market. The Black Spruce - Briarwood and Prospect Properties are predominantly located within the Briarwood and Crown Heights multifamily submarkets. As of fourth quarter 2024, the Briarwood multifamily submarket has a vacancy rate of 2.3% and average rent per unit at $1,883, according to a third-party report. As of the fourth quarter 2024, the Crown Heights multifamily submarket has a vacancy rate of 1.5% and average rent per unit at $2,362, according to a third-party report.

The Borrowers and the Borrower Sponsors. The borrowers are Briarwood Affordable LLC and Prospect Affordable Package LLC, each a New York limited liability company with two independent directors with Delaware limited liability companies as their sole members and managers, which also have two independent directors. Legal counsel to the borrowers provided a non-consolidation opinion in connection with the origination of the Black Spruce - Briarwood and Prospect Whole Loan.

Property Management. The Black Spruce - Briarwood and Prospect Properties are managed by Nieuw Amsterdam Property Management, LLC, an affiliate of the borrowers.

Initial and Ongoing Reserves. At origination, the borrowers deposited (i) $79,991 into a property tax reserve, (ii) $75,448.51 into an insurance premium reserve, (iii) an additional $1,023,835.28 into the property tax reserve to be returned to the borrower to the extent the property taxes due with respect to the Briarwood Property for any fiscal year as reasonably determined by the lender do not exceed the underwritten tax amount in any fiscal year, and (iv) $155,584 into a deferred maintenance reserve.

Tax Reserve – On a monthly basis, the borrowers are required to deposit into a property tax reserve an amount equal to 1/12th of the property taxes for the Black Spruce - Briarwood and Prospect Properties that the lender reasonably estimates will be payable during the next ensuing 12 months, initially estimated to be approximately $76,800.

Insurance Reserve – On a monthly basis, the borrowers are required to deposit into an insurance reserve an amount equal to 1/12th of the insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months, initially estimated to be $15,439.67; provided, however, the insurance reserve will be conditionally waived for so long as the borrowers provide the lender with evidence that insurance satisfying the requirements of the Black Spruce - Briarwood and Prospect Whole Loan documents has been obtained under one or more blanket insurance policies. As of the origination date, the Briarwood Property is insured under a blanket policy and the Prospect Property is insured under a dedicated policy.

TI/LC Reserve – On a monthly basis, the borrowers are required to deposit into a tenant improvement and leasing commission reserve an amount equal to $165.36, capped at an amount equal to the product of (x) $1.00 times (y) the aggregate number of commercial rentable square feet then contained in the Black Spruce - Briarwood and Prospect Properties (excluding amounts deposited therein in respect of lease termination proceeds), which equals $3,968.75.

Capital Expenditure Reserve – On a monthly basis, the borrowers are required to deposit into a capital expenditure reserve an amount equal to approximately $11,452.81, capped at an amount equal to the aggregate of (i) with respect to the residential units at the Black Spruce - Briarwood and Prospect Properties, the product of (x) $500 times (y) the number of residential units at the Black Spruce - Briarwood and Prospect Properties, and (ii) with respect to the commercial units at the Black Spruce - Briarwood and Prospect Properties, the product of (x) $0.40 times (y) the aggregate number of commercial rentable square feet then contained in the commercial units at the Black Spruce - Briarwood and Prospect Properties, which equals $245,587.50.

Lockbox / Cash Management. The Black Spruce - Briarwood and Prospect Whole Loan is structured with a soft lockbox and springing cash management. Within 30 business days of origination, the borrowers were required to direct each commercial tenant to remit all rents directly to a lender-controlled lockbox account. In addition, the borrowers are required to cause all cash revenues and all other money received by the borrowers or the property manager (other than tenant security deposits) to be deposited into the lockbox account or a

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

127

Multifamily – Mid Rise Various Various, NY	Collateral Asset Summary – Loan No. 10 Black Spruce - Briarwood and Prospect	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,230,000 70.0% 1.20x 8.1%

lender-controlled cash management account by the end of the first, or in the case of the deposit of residential rents by the property manager, second, business day following receipt. At the end of each business day during the continuance of a Black Spruce - Briarwood and Prospect Trigger Period (as defined below) or event of default under the Black Spruce - Briarwood and Prospect Whole Loan documents, all amounts in the lockbox are required to be remitted to the cash management account. At the end of each business day (or, at the borrowers’ election, on a less frequent basis) that no Black Spruce - Briarwood and Prospect Trigger Period or an event of default under the Black Spruce - Briarwood and Prospect Whole Loan is continuing, all amounts in the lockbox account are required to be remitted to a borrower-controlled operating account.

On each payment date during the continuance of a Black Spruce - Briarwood and Prospect Trigger Period (or, at the lender’s discretion, during an event of default under the Black Spruce - Briarwood and Prospect Whole Loan documents), all funds on deposit in the cash management account after payment of taxes and insurance premiums, debt service on the Black Spruce - Briarwood and Prospect Whole Loan, necessary expenses and budgeted operating expenses and required reserves are required to be deposited into an excess cash flow reserve account as additional collateral for the Black Spruce - Briarwood and Prospect Whole Loan.

A “Black Spruce - Briarwood and Prospect Trigger Period” means each period that commences when the debt service coverage ratio, determined as of the first day of any fiscal quarter, is less than 1.10x and concludes when (i) the debt service coverage ratio, determined as of the first day of any fiscal quarter thereafter, is equal to or greater than 1.10x or (ii) the borrowers provide the lender a letter of credit in the amount of the shortfall necessary such that, if the amount secured by such letter of credit were applied to the then outstanding principal balance of the Black Spruce - Briarwood and Prospect Whole Loan, the debt service coverage ratio would be in excess of 1.10x (and if the financial reports required under the Black Spruce - Briarwood and Prospect Whole Loan documents are not delivered to the lender as and when required thereunder, a Black Spruce - Briarwood and Prospect Trigger Period will be deemed to have commenced and be ongoing, unless and until such reports are delivered and they indicate that, in fact, no Black Spruce - Briarwood and Prospect Trigger Period is ongoing).

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

128

Multifamily – Mid Rise 2508 Foster Avenue Brooklyn, NY 11210	Collateral Asset Summary – Loan No. 11 2508 Foster Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 61.4% 1.35x 9.9%
Mortgage Loan Information		Property Information
Loan Seller:	BMO	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily - Mid Rise
Borrower Sponsor(s):	Samuel Landau and Jehuda Landau	Collateral:	Fee
Borrower(s):	1341-1351 Flatbush LLC	Location:	Brooklyn, NY
Original Balance:	$24,000,000	Year Built / Renovated:	2024 / NAP
Cut-off Date Balance:	$24,000,000	Property Management:	ATC Capital Group Corp.
% by Initial UPB:	3.2%	Size:	55 Units
Interest Rate:	7.17000%	Appraised Value / Per Unit:	$39,100,000 / $710,909
Note Date:	October 30, 2024	Appraisal Date:	September 26, 2024
Original Term:	60 months	Occupancy:	89.1% (as of September 30, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	94.6%
Original Amortization:	NAP	Underwritten NOI:	$2,377,730
Interest Only Period:	60 months	Underwritten NCF:	$2,359,485
First Payment Date:	December 6, 2024
Maturity Date:	November 6, 2029	Historical NOI(1)
Additional Debt Type:	NAP	Most Recent NOI:	NAV
Additional Debt Balance:	NAP	2023 NOI:	NAV
Call Protection:	L(25),D(29),O(6)	2022 NOI:	NAV
Lockbox / Cash Management:	Springing / Springing	2021 NOI:	NAV
Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$436,364
Taxes:	$172,214	$3,723	NAP	Maturity Date Loan / Unit:	$436,364
Insurance:	$29,834	$4,972	NAP	Cut-off Date LTV:	61.4%
Replacement Reserves:	$0	$995	NAP	Maturity Date LTV:	61.4%
TI/LC:	$0	$525	NAP	UW NOI DY:	9.9%
Rent Reserve:	$272,592	Springing	$272,592	UW NCF DSCR:	1.35x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$24,000,000	100.0%	Loan Payoff	$17,829,793	74.3%
			Borrower Sponsor Equity	4,491,240	18.7
			Closing Costs(2)	1,204,326	5.0
			Upfront Reserves	474,640	2.0
Total Sources	$24,000,000	100.0%	Total Uses	$24,000,000	100.0%
(1)	Historical NOI information is not available because the 2508 Foster Avenue property was recently constructed in 2024.
(2)	Closing Costs include a rate buydown fee of $240,000.

The following table presents certain information relating to the residential unit mix at the 2508 Foster Avenue property:

Unit Mix(1)
Unit Type	# of Units	% of Total Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rent Per Unit	Average Monthly Market Rent Per Unit(2)
Studio	4	7.3%	100.0%	332	$2,617	$2,617
1BR / 1BA	5	9.1%	80.0%	403	$3,101	$3,101
2BR / 1BA	31	56.4%	93.5%	600	$3,271	$3,296
3BR / 1BA	15	27.3%	80.0%	780	$4,341	$4,341
Total / Wtd Avg.	55	100.0%	89.1%	611	$3,466	$3,514
(1)	Based on the underwritten rent roll dated September 30, 2024. Average Monthly Rent Per Unit is based on occupied units.
(2)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

129

Multifamily – Mid Rise 2508 Foster Avenue Brooklyn, NY 11210	Collateral Asset Summary – Loan No. 11 2508 Foster Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 61.4% 1.35x 9.9%

The following table presents certain information relating to the commercial tenants at the 2508 Foster Avenue property:

Commercial Tenant Summary(1)
Tenant	Credit Rating (Moody’s/Fitch/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Annual Rent Per Sq. Ft.(3)	% of Total Underwritten Commercial Income(3)	Lease Expiration
Renee Realty NY LLC	NR/NR/NR	5,500	87.3%	$49.09	83.3%	2/28/2034
66 Exports LLC	NR/NR/NR	800	12.7	$67.50	16.7	4/30/2029
Total Occupied		6,300	100.0%	$51.43	100.0%
Vacant		0	0.0
Total / Wtd. Avg.		6,300	100.0%

(1)	Based on the underwritten rent roll dated September 30, 2024.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	The total underwritten commercial income attributable to commercial tenants at the 2508 Foster Avenue property represents approximately 11.9% of the underwritten effective gross income.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

130

Multifamily – Mid Rise 2508 Foster Avenue Brooklyn, NY 11210	Collateral Asset Summary – Loan No. 11 2508 Foster Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 61.4% 1.35x 9.9%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the 2508 Foster Avenue property:

Cash Flow Analysis(1)(2)
	U/W	U/W Per Unit(3)
Base Rent - Residential	$2,310,612	$42,011
Base Rent - Commercial	324,000	51.43
Gross Potential Rent	$2,634,612	$47,902
(Vacancy / Credit Loss)	(143,037)	(2,601)
Net Rental Income	$2,491,575	$45,301
Other Income	226,128	4,111
Effective Gross Income	$2,717,703	$49,413

Real Estate Taxes(4)	42,543	774
Insurance	55,279	1,005
Management Fee	81,531	1,482
Other Expenses(5)	160,620	2,920
Total Expenses	$339,973	$6,181

Net Operating Income	$2,377,730	$43,231
TI/LC Reserves	6,300	115
Replacement Reserves- Residential	11,000	200
Replacement Reserves- Commercial	945	0.15
Net Cash Flow	$2,359,485	$42,900

Occupancy	94.6%(6)
NCF DSCR	1.35x
NOI Debt Yield	9.9%
(1)	Based on the underwritten rent roll as of September 30, 2024.
(2)	Historical financial information is not available because the 2508 Foster Avenue property was recently constructed in 2024.
(3)	U/W Per Unit column is based on total multifamily units (55 units) for all line items except for commercial items which are based on total commercial square feet at the 2508 Foster Avenue property of 6,300 square feet.
(4)	Real Estate Taxes are underwritten assuming that the 2508 Foster Avenue property will benefit from the 421a tax abatement throughout the life of the 2508 Foster Avenue mortgage loan.
(5)	Other Expenses includes payroll and benefits, repairs and maintenance, utilities and general and administrative expenses.
(6)	Represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

131

Hospitality – Extended Stay/Limited Service 455 Zang Street Broomfield, CO 80021	Collateral Asset Summary – Loan No. 12 Residence Inn & Fairfield Inn Broomfield, CO	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 74.1% 1.58x 13.7%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type – Subtype:	Hospitality - Extended Stay/Limited Service
Borrower Sponsor(s):	Chad Evan Cooley, Russell Morris Flicker and Jonathan Craig Rosenfeld	Collateral:	Fee
Borrower(s):	AWH Broomfield Hotel, LLC	Location:	Broomfield, CO
Original Balance:	$22,000,000	Year Built / Renovated:	2017 / NAP
Cut-off Date Balance:	$22,000,000	Property Management:	Spire Hospitality, LLC
% by Initial UPB:	2.9%	Size:	212 Rooms
Interest Rate:	7.57800%	Appraised Value / Per Room:	$29,700,000 / $140,094
Note Date:	October 29, 2024	Appraisal Date:	September 18, 2024
Original Term:	60 months	Occupancy:	69.0% (as of July 31, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	69.0%
Original Amortization:	NAP	Underwritten NOI:	$3,018,963
Interest Only Period:	60 months	Underwritten NCF:	$2,677,306
First Payment Date:	December 6, 2024
Maturity Date:	November 6, 2029	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$3,342,115 (TTM July 31, 2024)
Additional Debt Balance:	NAP	2023 NOI:	$2,845,938
Call Protection:	L(25),D(28),O(7)	2022 NOI:	$2,889,672
Lockbox / Cash Management:	Hard / Springing	2021 NOI:	$1,248,529
Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan Per Room:	$103,774
Taxes:	$303,115	$60,623	NAP	Maturity Date Loan Per Room:	$103,774
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	74.1%
FF&E Reserve	$0	Springing	NAP	Maturity Date LTV:	74.1%
PIP Reserve(1):	$3,247,860	Springing	NAP	UW NOI DY:	13.7%
Seasonality Reserve:	$300,000	Springing	$300,000	UW NCF DSCR:	1.58x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$22,000,000	65.5%	Purchase Price	$29,000,000	86.3%
Borrower Sponsor Contribution	11,601,772	34.5	Reserves	3,850,975	11.5
			Closing Costs	750,797	2.2

Total Sources	$33,601,772	100.0%	Total Uses	$33,601,772	100.0%
(1)	A PIP Reserve was funded at issuance in order to perform CapEx for public space, guest rooms, bathrooms and corridors post-acquisition.

The following table presents certain information relating to the demand analysis with respect to the Residence Inn & Fairfield Inn Broomfield, CO property based on market segmentation:

Projected Demand Segmentation (as of 12/31/2024)(1)
Property Name	Rooms	Commercial	Meeting & Group	Leisure
Residence Inn Broomfield, CO	122	62.2%	14.7%	23.1%
Fairfield Inn Broomfield, CO	90	56.2%	14.9%	29.0%
(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

132

Hospitality – Extended Stay/Limited Service 455 Zang Street Broomfield, CO 80021	Collateral Asset Summary – Loan No. 12 Residence Inn & Fairfield Inn Broomfield, CO	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 74.1% 1.58x 13.7%

The following table presents the competitive properties and estimated penetration factors of the Residence Inn Broomfield, CO property:

Competitive Properties and Estimated Penetration Factors – Residence Inn Broomfield (1)
Property Name	Rooms	2022 Occupancy Penetration	2022 ADR Penetration	2022 RevPAR Penetration	2023 Occupancy Penetration	2023 ADR Penetration	2023 RevPAR Penetration
Residence Inn Broomfield, CO	122	118%	112%	132%	113%	117%	132%
Hampton Inn Denver Northwest/Westminster	106	118% - 125%	78% - 86%	93% - 104%	114% - 122%	77% - 84%	86% - 98%
Residence Inn Boulder Broomfield	88	96% - 103%	102% - 110%	98% - 110%	91% - 99%	99% - 107%	92% - 104%
TownePlace Suites Boulder Broomfield/Interlocken	150	96% - 103%	83% - 91%	81% - 93%	91% - 99%	82% - 89%	75% - 86%
SpringHill Suites Denver North/Westminster	164	89% - 96%	91% - 99%	81% - 93%	91% - 99%	92% - 100%	81% - 92%
Hyatt House Boulder/Broomfield	123	96% - 103%	102% - 110%	98% - 110%	91% - 99%	100% - 108%	92% - 104%
Drury Inn & Suites Denver Westminster	180	89% - 96%	100% - 108%	93% - 104%	91% - 99%	96% - 104%	86% - 98%
Homewood Suites by Hilton Broomfield Denver	106	89% - 96%	110% - 118%	93% - 104%	106% - 114%	114% - 121%	127% - 138%
Total / Wtd. Avg.	1,039	100%	100%	100%	100%	100%	100%
(1)	Source: Appraisal.

The following table presents the competitive properties and estimated penetration factors of the Fairfield Inn Broomfield, CO property:

Competitive Properties and Estimated Penetration Factors – Fairfield Inn Broomfield(1)
Property Name	Rooms	2022 Occupancy Penetration	2022 ADR Penetration	2022 RevPAR Penetration	2023 Occupancy Penetration	2023 ADR Penetration	2023 RevPAR Penetration
Fairfield Inn Broomfield, CO	90	106%	105%	132%	106%	107%	132%
Hampton Inn Boulder/Louisville	80	99% - 107%	94% - 102%	90% - 103%	99% - 108%	96% - 103%	94% - 106%
Courtyard Boulder Louisville	156	91% - 99%	94% - 101%	90% - 103%	91% - 99%	94% - 102%	87% - 100%
Fairfield Inn & Suites Denver North/Westminster	83	99% - 107%	85% - 93%	84% - 97%	99% - 108%	87% - 94%	87% - 100%
Drury Inn & Suites Denver Westminster	180	99% - 107%	100% - 108%	103% - 116%	99% - 108%	96% - 103%	94% - 106%
Holiday Inn Express & Suites Denver Northwest – Broomfield	136	91% - 99%	90% - 98%	84% - 97%	91% - 99%	91% - 99%	87% - 100%
Hilton Garden Inn Broomfield Boulder	118	91% - 99%	105% - 113%	97% - 109%	108% - 116%	106% - 114%	112% - 125%
Total / Wtd. Avg.	843	100%	100%	100%	100%	100%	100%
(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

133

Hospitality – Extended Stay/Limited Service 455 Zang Street Broomfield, CO 80021	Collateral Asset Summary – Loan No. 12 Residence Inn & Fairfield Inn Broomfield, CO	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 74.1% 1.58x 13.7%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Residence Inn & Fairfield Inn Broomfield, CO Property:

Cash Flow Analysis
	2021	2022	2023	TTM 7/31/2024	U/W	U/W Per Room(1)
ADR	$115.22	$139.45	$149.17	$150.41	$150.41
RevPAR	$65.89	$102.44	$104.55	$103.81	$103.81

Rooms Revenue	$5,098,201	$7,926,697	$8,089,819	$8,054,911	$8,032,903	$37,891
Food and Beverage Revenue	56,556	176,340	296,050	299,588	298,770	1,409
Other Departmental Revenue	155,479	138,550	182,112	210,313	209,739	989
Total Operating Revenue	$5,310,237	$8,241,587	$8,567,982	$8,564,813	$8,541,412	40,290
Rooms Expense	1,170,807	1,767,069	1,914,095	1,822,555	1,817,576	8,573
Food and Beverage Expense	30,659	57,004	85,067	102,929	102,647	484
Other Departmental Expenses	22,497	45,019	49,488	42,820	42,703	201
Total Departmental Expenses	$1,223,963	$1,869,093	$2,048,649	$1,968,304	$1,962,926	$9,259
Total Departmental Profit	$4,086,274	$6,372,494	$6,519,332	$6,596,509	$6,578,486	$31,031
Administrative and General	383,914	509,415	623,544	625,531	623,822	2,943
Information and Telecommunications Systems	61,222	68,151	73,281	72,316	72,118	340
Sales and Marketing	228,749	548,475	587,231	380,602	379,562	1,790
Franchise Fees	386,805	520,517	537,751	533,673	669,962	3,160
Property Operation and Maintenance	415,512	601,809	576,187	491,861	490,517	2,314
Utilities	181,239	223,892	212,617	210,259	209,684	989
Total Undistributed Expenses	$1,657,441	$2,472,259	$2,610,610	$2,314,241	$2,445,666	$11,536
Gross Operating Profit	$2,428,833	$3,900,236	$3,908,722	$4,282,268	$4,132,820	$19,494
Base Management Fee	159,307	247,248	257,039	256,807	256,242	1,209
Property and Other Taxes	909,745	656,347	700,383	582,113	728,925	3,438
Insurance	107,381	106,968	104,724	101,232	124,615	588
Other Non-Operating Expenses	3,869	0	637	0	4,075	19
Net Operating Income	$1,248,529	$2,889,672	$2,845,938	$3,342,115	$3,018,963	$14,240
FF&E	212,409	329,663	342,719	342,593	341,656	1,612
Net Cash Flow	$1,036,120	$2,560,009	$2,503,219	$2,999,523	$2,677,306	12,629

Occupancy	57.2%	73.5%	70.1%	69.0%	69.0%
NCF DSCR	0.61x	1.51x	1.48x	1.77x	1.58x
NOI Debt Yield	5.7%	13.1%	12.9%	15.2%	13.7%
(1)	U/W Per Room is based on 212 rooms.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

134

Mixed Use – Multifamily/Retail 2785 Broadway New York, New York 10025	Collateral Asset Summary – Loan No. 13 2785 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,000,000 66.5% 1.28x 8.3%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Mixed Use - Multifamily/Retail
Borrower Sponsor(s):	Christopher Michael DeAngelis	Collateral:	Fee
Borrower(s):	2785 Broadway LLC	Location:	New York, NY
Original Balance:	$21,000,000	Year Built / Renovated:	1900 / 2020
Cut-off Date Balance:	$21,000,000	Property Management:	Tri-Hill Management LLC
% by Initial UPB:	2.8%	Size(3):	65 Units
Interest Rate:	6.30000%	Appraised Value / Per Unit:	$31,600,000 / $486,154
Note Date:	December 6, 2024	Appraisal Date:	October 31, 2024
Original Term:	60 months	Occupancy:	98.5% (as of November 13, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	96.6%
Original Amortization:	NAP	Underwritten NOI:	$1,740,835
Interest Only Period:	60 months	Underwritten NCF:	$1,713,149
First Payment Date:	January 6, 2025
Maturity Date:	December 6, 2029	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$1,677,977 (TTM September 30, 2024)
Additional Debt Balance:	NAP	2023 NOI:	$1,586,202
Call Protection:	L(24),D(29),O(7)	2022 NOI:	$1,364,940
Lockbox / Cash Management:	Springing / Springing	2021 NOI:	$1,022,991

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$323,077
Taxes:	$41,392	$41,392	NAP	Maturity Date Loan / Unit:	$323,077
Insurance:	$29,907	$5,981	NAP	Cut-off Date LTV:	66.5%
Replacement Reserves:	$0	$1,400	NAP	Maturity Date LTV:	66.5%
Deferred Maintenance:	$55,500	$0	NAP	UW NOI DY:	8.3%
Environmental(1):	$22,500	$0	NAP	UW NCF DSCR:	1.28x
Other(2):	$32,960	$0	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$21,000,000	100.0%	Loan Payoff	$19,731,550	94.0%
			Closing Costs(4)	1,074,461	5.1
			Upfront Reserves	182,259	0.9
			Sponsor Equity	11,731	0.1
Total Sources	$21,000,000	100.0%	Total Uses	$21,000,000	100.0%
(1)	The Initial Environmental Reserve is required to be used for (i) indoor air quality sampling, and if such sampling relating to a recognized environmental condition due to historic onsite operation of a dry cleaner, shows an exceedance of New York State Department of Health risk-based screening levels, replacement or alteration of the sub-slab depressurization system, (ii) abandonment or removal of an above ground storage tank in compliance with legal requirements, and (iii) remediation of non-compliance with respect to a second above ground storage tank, including obtaining of valid permits and registration.
(2)	Initial Other Reserves is comprised of a $32,960 gap rent reserve.
(3)	The 2785 Broadway property is comprised of 65 multifamily units and 3,673 square feet of commercial space.
(4)	Closing Costs include a rate buydown fee of $420,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

135

Mixed Use – Multifamily/Retail 2785 Broadway New York, New York 10025	Collateral Asset Summary – Loan No. 13 2785 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,000,000 66.5% 1.28x 8.3%

The following table presents certain information relating to the multifamily unit mix at the 2785 Broadway property:

Unit Mix(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (SF)	Average Monthly Rent Per Unit(2)	Average Monthly Market Rent Per Unit(3)
Studio - Market Rate	26	40.0%	26	100.0%	260	$2,530	$2,600
Studio - Rent Stabilized	9	13.8%	9	100.0%	260	$1,736	$2,600
Studio - Rent Controlled	2	3.1%	2	100.0%	260	$123	$2,600
1BR/1BA - Market Rate	10	15.4%	9	90.0%	390	$3,453	$3,500
1BR/1BA - Rent Stabilized	6	9.2%	6	100.0%	390	$1,670	$3,500
2BR/1BA - Market Rate	10	15.4%	10	100.0%	520	$4,369	$4,400
2BR/1BA - Rent Stabilized	2	3.1%	2	100.0%	520	$1,769	$4,400
Total/Wtd. Avg.	65	100.0%	64	98.5%	340	$2,629	$3,154
(1)	Based on the underwritten rent roll dated November 13, 2024.
(2)	Average Monthly Rent Per Unit is based on occupied units and excludes one 2BR/1BA – Fair Market superintendent’s unit for which no rent is attributable.
(3)	Source: Appraisal.

The following table presents certain information relating to the historical operating performance and underwritten net cash flow at the 2785 Broadway property:

Cash Flow Analysis
	2020	2021	2022	2023	9/30/2024 TTM	U/W	U/W Per Unit(1)
Base Rent - Residential	$1,682,314	$1,759,463	$1,803,404	$1,926,338	$1,971,012	$1,987,351	$30,575
Potential Income from Vacant Units	$0	$0	$0	$0	$0	$42,000	$646
Gross Potential Rent	$1,682,314	$1,759,463	$1,803,404	$1,926,338	$1,971,012	$2,029,351	$31,221
Other Income(2)	$31,331	$9,508	$25,715	$18,049	$23,648	$23,995	$369
Net Rental Income	$1,713,645	$1,768,970	$1,829,119	$1,944,387	$1,994,659	$2,053,346	$31,590
(Vacancy / Credit Loss)	($956,607)	($349,829)	($188,467)	($79,639)	($54,023)	($60,881)	($937)
Effective Gross Income - Residential	$757,038	$1,419,141	$1,640,652	$1,864,748	$1,940,636	$1,992,466	$30,653

Base Rent - Commercial	$368,290	$217,344	$372,800	$432,208	$486,993	$529,960	$144
Potential Income from Vacant Units	$0	$0	$0	$0	$0	$0	$0
Gross Potential Rent	$368,290	$217,344	$372,800	$432,208	$486,993	$529,960	$144
Other Income(2)	$43,931	$5,916	$22,568	$9,010	$35,527	$42,937	$12
Net Rental Income	$412,221	$223,260	$395,368	$441,218	$522,519	$572,897	$156
(Vacancy / Credit Loss)	($25,000)	$0	$0	($6,000)	($6,000)	($28,645)	($8)
Effective Gross Income - Commercial	$387,221	$223,260	$395,368	$435,218	$516,519	$544,252	$148
Total Effective Gross Income	$1,144,259	$1,642,401	$2,036,020	$2,299,966	$2,457,155	$2,536,717	$39,026

Real Estate Taxes	$424,098	$402,083	$403,696	$431,386	$457,555	$485,495	$7,469
Insurance	$47,784	$49,237	$50,759	$56,091	$61,148	$68,358	$1,052
Management Fee	$34,328	$49,272	$61,081	$68,999	$73,715	$76,102	$1,171
Other Expenses(3)	$201,898	$118,818	$155,544	$157,287	$186,761	$165,928	$2,553
Total Expenses	$708,108	$619,409	$671,080	$713,764	$779,178	$795,883	$12,244

Net Operating Income	$436,152	$1,022,991	$1,364,940	$1,586,202	$1,677,977	$1,740,835	$26,782
Replacement Reserves - Residential	$0	$0	$0	$0	$0	$16,250	$250
Replacement Reserves - Commercial	$0	$0	$0	$0	$0	$551	$8
TI/LC	$0	$0	$0	$0	$0	$10,885	$167
Net Cash Flow	$436,152	$1,022,991	$1,364,940	$1,586,202	$1,677,977	$1,713,149	$26,356

Occupancy (%)(4)	NAV	NAV	NAV	NAV	NAV	96.6%(4)
NCF DSCR	0.33x	0.76x	1.02x	1.18x	1.25x	1.28x
NOI Debt Yield	2.1%	4.9%	6.5%	7.6%	8.0%	8.3%
(1)	UW Per Unit is based on total multifamily units (65 units) for all income line items except for the commercial revenue line items, which are based on total commercial SF at the property (3,673 SF). All expense line items per unit are based on total multifamily units (65 units).
(2)	Other Income includes late fees, deposit forfeiture, cleaning income, and government subsidy income for the multifamily units. Other commercial income consists of real estate text reimbursements and sub metered commercial water/sewer income.
(3)	Other Expenses include payroll and benefits, repairs and maintenance, utilities, and general and administrative expenses.
(4)	Historical occupancy was not provided by the borrower.
(5)	Represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

136

Mixed Use – Multifamily/Retail 2785 Broadway New York, New York 10025	Collateral Asset Summary – Loan No. 13 2785 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,000,000 66.5% 1.28x 8.3%

The following table presents certain information relating to comparable multifamily properties to the 2785 Broadway property:

Multifamily Rent Comparables(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Number of Units	Unit Type	Average Unit Size	Average Rent Per Unit
2785 Broadway New York, NY 10025	-	1900 / 2020	65	Studio - Market Rate	260 SF	$2,530(2)
				1 Bedroom – Market Rate	390 SF	$3,453(2)
				2 Bedroom – Market Rate	520 SF	$4,369(2)
892-898 Amsterdam Avenue New York, NY 10025	6.3 mi	1921 / NAP	44	Studio	500 SF	$2,611
				1 Bedroom	650 SF	$3,263
				2 Bedroom	900 SF	$4,569
915 West End Avenue New York, NY 10025	6.4 mi	1923 / NAP	94	Studio	350 SF	$2,922
				1 Bedroom	400 SF	$3,652
949 West End Avenue New York, NY 10025	6.4 mi	1916 / NAP	60	Studio	NAV	$2,645
				1 Bedroom	NAV	$3,542
3 West 103rd Street New York, NY 10025	6.0 mi	1910 / NAP	20	1 Bedroom	403 SF	$3,629
314-316 West 105th Street New York, NY 10025	6.5 mi	1920 / NAP	30	Studio	400 SF	$2,811
501 West 110th Street New York, NY 10025	6.0 mi	1910 / NAP	69	1 Bedroom	600 SF	$3,896
				2 Bedroom	750 SF	$4,287
120 West 105th Street New York, NY 10025	6.3 mi	1929 / NAP	63	2 Bedroom	754 SF	$4,072

(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated November 13, 2024. Average Unit Size and Average Rent Per Unit reflect the average in place rent for occupied market rate units.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

137

Multifamily – Various Various Various	Collateral Asset Summary – Loan No. 14 ICONIQ Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 36.1% 2.43x 14.6%
Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type - Subtype:	Multifamily - Various
Borrower Sponsor(s)(1):	ICONIQ Residential Partners GP, LP	Collateral:	Fee / Leasehold
Borrower(s):	Sixth South Partners, LP, IRP Bradley Apartments, LLC, IRP Essex Apartments, LLC, IRP Indie Apartments, LLC, IRP Candela Apartments, LLC and IRP Union Denver Apartments, LLC	Location:	Various, Various
Original Balance(2):	$20,000,000	Year Built / Renovated:	Various / NAP
Cut-off Date Balance(2):	$20,000,000	Property Management:	BHI Residential Corporation
% by Initial UPB:	2.7%	Size:	1,790 Units
Interest Rate(3):	5.179710%	Appraised Value / Per Unit:	$831,600,000 / $464,581
Note Date:	November 5, 2024	Appraisal Date:	Various
Original Term:	60 months	Occupancy(4):	92.2% (as of September 10, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	87.4%
Original Amortization:	NAP	Underwritten NOI:	$43,659,660
Interest Only Period:	60 months	Underwritten NCF:	$43,287,811
First Payment Date:	December 6, 2024
Maturity Date:	November 6, 2029	Historical NOI
Additional Debt Type(2):	Pari Passu / B Note	Most Recent NOI:	$40,620,572 (TTM August 31, 2024)
Additional Debt Balance(2):	$280,000,000 / $225,000,000	2023 NOI:	$39,701,158
Call Protection:	YM1(25),DorYM1(28),O(7)	2022 NOI:	$34,961,804
Lockbox / Cash Management:	Soft / Springing	2021 NOI:	NAV

Reserves				Financial Information(2)
	Initial	Monthly	Cap		Senior Loan:	Whole Loan:
Taxes:	$0	Springing	NAP	Cut-off Date Loan Per Unit:	$167,598	$293,296
Insurance:	$0	Springing	NAP	Maturity Date Loan Per Unit:	$167,598	$293,296
Replacement Reserves:	$0	$22,375	NAP	Cut-off Date LTV:	36.1%	63.1%
Ground Rent Reserve:	$0	Springing	NAP	Maturity Date LTV:	36.1%	63.1%
				UW NOI DY:	14.6%	8.3%
				UW NCF DSCR:	2.43x	1.34x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Senior Loan(2)	$300,000,000	57.1%	Loan Payoff	$488,485,100	93.0%
Subordinate Companion Loan(2)	225,000,000	42.9	Borrower Sponsor Equity	31,399,780	6.0
			Closing Costs	5,115,120	1.0
Total Sources	$525,000,000	100.0%	Total Uses	$525,000,000	100.0%
(1)	The non-recourse carveout guarantors are ICONIQ Residential Partners Fund A, LP, ICONIQ Residential Partners Fund B, LP, and ICONIQ Residential Partners Fund C, LP.
(2)	The ICONIQ Multifamily Portfolio mortgage loan is part of a whole loan evidenced by eight senior pari passu promissory notes and two junior promissory notes with an aggregate original principal balance of $525,000,000 (the “ICONIQ Multifamily Portfolio Whole Loan”). The Financial Information presented above under “Senior Loan” is based on the aggregate principal balance of the senior promissory notes and under “Whole Loan” is based on the aggregate principal balance of all of the promissory notes comprising the ICONIQ Multifamily Portfolio Whole Loan.
(3)	5.17971% represents the ICONIQ Multifamily Portfolio mortgage loan interest rate. The weighted average interest rate for the ICONIQ Multifamily Portfolio senior promissory notes is 5.85137433333333% and for the ICONIQ Multifamily Portfolio Whole Loan is 6.07149961904762%.
(4)	The ICONIQ Multifamily Portfolio consists of six multifamily properties located in five different states, totaling 1,198 “Live Unfurnished” units, which are traditional multifamily units, 131 “Live Furnished” units and 461 “Stay” units, which are leased for shorter term stays. Current Occupancy is based on Live units. The ICONIQ Multifamily Portfolio also includes 97,273 SF of commercial space that was 94.9% occupied as of September 10, 2024.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

138

Multifamily – Various Various Various	Collateral Asset Summary – Loan No. 14 ICONIQ Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 36.1% 2.43x 14.6%

The table below identifies the promissory notes that comprise the ICONIQ Multifamily Portfolio Whole Loan. The relationship between the holders of the ICONIQ Multifamily Portfolio Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced A/B Whole Loans-The ICONIQ Multifamily Portfolio Whole Loan” in the Preliminary Prospectus. The ICONIQ Multifamily Portfolio Whole Loan will be serviced pursuant to the trust and servicing agreement for the ICNQ 2024-MF securitization. See “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$119,000,000	$119,000,000	ICNQ 2024-MF	Yes(1)
A-2	$45,500,000	$45,500,000	BMO 2024-5C8	No
A-3-1	$20,000,000	$20,000,000	Benchmark 2024-V12	No
A-3-2	$20,000,000	$20,000,000	BBCMS 2024-5C31	No
A-3-3	$5,500,000	$5,500,000	BMO 2024-5C8	No
A-4	$51,000,000	$51,000,000	ICNQ 2024-MF	Yes(1)
A-5	$26,000,000	$26,000,000	WFCM 2024-5C2	No
A-6	$13,000,000	$13,000,000	BMO 2024-5C8	No
Senior Loan	$300,000,000	$300,000,000
B-1	$157,500,000	$157,500,000	ICNQ 2024-MF	Yes(1)
B-2	$67,500,000	$67,500,000	ICNQ 2024-MF	Yes(1)
Subordinate Companion Loan	$225,000,000	$225,000,000
Whole Loan	$525,000,000	$525,000,000
(1)	The controlling holder is the ICNQ 2024-MF securitization.

The following table sets forth certain information regarding the ICONIQ Multifamily Portfolio properties:

Portfolio Summary(1)(2)
Property	Market	Live Unfurnished Units	Live Furnished Units	Stay Units	Total Units	Live Occ.	Live In-Place Unit Occupancy	Live In-Place Monthly Rent/Unit	U/W NCF	% of U/W NCF
Sentral Union Station	Denver	489	40	50	579	495	93.60%	$2,584	$14,206,940	32.8%
Sentral Michigan Avenue	Chicago	362	25	92	479	354	91.50%	$2,975	$10,332,467	23.9%
Sentral SoBro	Nashville	154	0	145	299	146	94.80%	$2,825	$10,325,808	23.9%
Sentral Wynwood	Miami	4	62	109	175	47	71.20%	$3,196	$4,763,194	11.0%
Sentral at Austin 1614	Austin	87	4	28	119	89	97.80%	$2,264	$2,002,210	4.6%
Sentral at Austin 1630	Austin	102	0	37	139	94	92.20%	$1,546	$1,657,194	3.8%
Total / Wtd. Avg.:		1,198	131	461	1,790	1,225	92.20%	$2,647	$43,287,811	100.0%
(1)	Source: Appraisal, underwritten cash flow and underwritten rent roll.
(2)	Based on the underwritten rent roll as of September 10, 2024.

The following table presents certain information relating to the unit mix at the ICONIQ Multifamily Portfolio Properties:

Unit Mix(1)(2)
Unit Type	Total Units	Unfurnished Live Units	Furnished Live Units	Stay Units	# of Units	Unit Mix %	Occupied Units	Occ. %	Avg SF/Unit	$/Unit
Studio	430	298	20	112	318	23.9%	301	94.7%	$490	1,873
One-Bedroom	934	570	90	274	660	49.7%	607	92.0%	$717	2,529
Two-Bedroom	416	320	21	75	341	25.7%	307	90.0%	$1,134	3,514
Three-Bedroom	6	6	0	0	6	0.5%	6	100.0%	$1,408	5,082
Four-Bedroom	4	4	0	0	4	0.3%	4	100.0%	$2,294	8,498
Total / Wtd. Avg.:	1790	1,198	131	461	1,329	100.0%	1,225	92.2%	$778	2,647
(1)	Source: Appraisal, underwritten cash flow and underwritten rent roll.
(2)	No more than 20 apartment units at the Sentral at Austin 1614 property and no more than 14 units at the Sentral at Austin 1630 property are reserved as affordable units under the Austin Affordable Housing Program. In addition, the borrower in its discretion may designate up to 10 units at the Sentral Michigan Avenue property as affordable units.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

139

Multifamily – Various Various Various	Collateral Asset Summary – Loan No. 14 ICONIQ Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 36.1% 2.43x 14.6%

The following table presents certain information relating to the major commercial tenants at the ICONIQ Multifamily Portfolio properties:

Commercial Tenant Summary(1)
Tenant	Ratings Moody’s/S&P/Fitch(2)	Net Rentable Area (SF)	% of Total NRA	UW Base Rent PSF	UW Base Rent	% of Total UW Base Rent	Lease Exp. Date
Whole Foods Market	A1/AA/AA-	50,203	51.6%	$38.52	$1,933,820	47.1%	11/14/2037
CVS	Baa2/BBB/NR	8,751	9.0%	$57.24	$500,907	12.2%	8/31/2043
Ossobuco	NR/NR/NR	4,207	4.3%	$67.57	$284,268	6.9%	12/31/2032
The Wall Art Gallery	NR/NR/NR	4,230	4.3%	$59.57	$251,976	6.1%	12/16/2027
Zuri	NR/NR/NR	2,855	2.9%	$81.17	$231,744	5.6%	3/31/2031
Gyu-Kaku	NR/NR/NR	3,142	3.2%	$44.04	$138,374	3.4%	11/30/2028
TABU NASH(3)	NR/NR/NR	3,222	3.3%	$42.00	$135,324	3.3%	1/31/2036
House of Mane	NR/NR/NR	2,115	2.2%	$60.00	$126,900	3.1%	7/31/2034
The NOW Massage	NR/NR/NR	2,115	2.2%	$54.83	$115,968	2.8%	12/21/2033
Maman	NR/NR/NR	4,202	4.3%	$22.50	$94,548	2.3%	10/13/2036
Recreation Sports and Social	NR/NR/NR	2,500	2.6%	$36.57	$91,428	2.2%	2/29/2028
Form 50 Miami, Inc	NR/NR/NR	2,115	2.2%	$42.44	$89,760	2.2%	8/31/2027
Sixt Car Rental(3)	NR/NR/NR	951	1.0%	$48.00	$45,648	1.1%	1/31/2030
Wynwood Buggies	NR/NR/NR	638	0.7%	$48.30	$30,816	0.8%	10/31/2026
Tipsy Scoop(3)	NR/NR/NR	1,079	1.1%	$28.00	$30,212	0.7%	5/31/2035
Total/Wtd. Avg.		92,325	94.9%	$44.43	$4,101,693	100.0%
Vacant Space		4,948	5.1
Collateral Total		97,273	100.0%
(1)	Based on the underwritten rent roll as of September 10, 2024.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	Signed but not yet in occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

140

Multifamily – Various Various Various	Collateral Asset Summary – Loan No. 14 ICONIQ Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 36.1% 2.43x 14.6%

The following table presents certain information relating to the historical operating results and underwritten cash flows of the ICONIQ Multifamily Portfolio properties:

Cash Flow Analysis(1)
	2022(2)	2023	TTM 8/31/2024	U/W	U/W Per Unit
Gross Potential Rent	$51,859,233	$45,005,640	$43,318,398	$42,517,436	$23,753
Vacancy	(7,664,052)	(4,336,296)	(3,698,064)	(3,611,845)	($2,018)
Non-Revenue Units	(54,951)	(232,353)	(212,680)	(201,763)	($113)
Concessions	(1,591,739)	(1,082,373)	(1,309,279)	(1,116,031)	($623)
Bad Debt	(306,033)	(670,517)	(929,106)	(425,174)	($238)
Gross Potential Income	$42,242,458	$38,684,102	$37,169,269	$37,162,622	$20,761
Other Income(3)	10,249,650	13,832,292	16,094,916	17,612,303	$9,839
Stay Income	10,913,278	21,099,892	23,399,121	26,504,218	$14,807
Effective Gross Income	$63,405,386	$73,616,286	$76,663,306	$81,279,144	45,407
Real Estate Taxes	8,612,125	8,933,049	9,069,650	9,844,214	$5,500
Insurance	888,732	1,161,948	1,413,845	1,647,951	$921
Ground Rent Expense	366,762	398,175	408,393	460,094	$257
Other Operating Expenses	18,575,962	23,421,956	25,150,846	25,667,225	$14,339
Total Expenses	$28,443,582	$33,915,128	$36,042,734	$37,619,484	$21,016
Net Operating Income	$34,961,804	$39,701,158	$40,620,572	$43,659,660	$24,391
Capital Expenditures	268,500	268,500	268,500	358,000	$200
TI/LC	0	0	0	13,849	$8
Net Cash Flow	$34,693,304	$39,432,658	$40,352,072	$43,287,811	$24,183

Occupancy	88.9%(4)	92.5%(4)	92.4%(4)(5)	87.4%(6)
NCF DSCR(7)	1.95x	2.22x	2.27x	2.43x
NOI Debt Yield(7)	11.7%	13.2%	13.5%	14.6%
(1)	Based on the underwritten cash flow dated September 10, 2024.
(2)	2022 represents February through December 2022 for Sentral SoBro (which was acquired in 2022) and full year end 2022 financials for the remaining ICONIQ Multifamily Portfolio properties.
(3)	Other Income consists primarily of commercial income, parking income, utility reimbursements, resort fee income and homeshare amenity.
(4)	Historical occupancy does not include “Stay” units at the Mortgaged Property.
(5)	Represents occupancy as of September 10, 2024.
(6)	Represents economic occupancy.
(7)	NCF DSCR and NOI Debt Yield based on the ICONIQ Multifamily Portfolio senior loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

141

Multifamily – Various Various Various	Collateral Asset Summary – Loan No. 14 ICONIQ Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 36.1% 2.43x 14.6%

The following table presents certain information relating to RevPAR for the different unit types for the ICONIQ Multifamily Portfolio:

RevPAR Comparison
Month	23-Jan	23-Feb	23-Mar	23-Apr	23-May	23-Jun	23-Jul	23-Aug	23-Sep	23-Oct	23-Nov	23-Dec	24-Jan	24-Feb	24-Mar	24-Apr	24-May	24-Jun
Live Unfurnished Units	1,238	1,247	1,248	1,248	1,214	1,214	1,214	1,214	1,214	1,214	1,204	1,204	1,200	1,198	1,198	1,201	1,199	1,199
ADR	$82	$82	$83	$83	$83	$83	$83	$84	$84	$85	$85	$85	$83	$83	$83	$84	$86	$86
Occupancy	93.6%	94.0%	93.1%	94.9%	95.9%	95.3%	94.2%	93.6%	93.4%	92.0%	92.2%	93.3%	94.8%	94.8%	95.7%	95.9%	96.4%	94.9%
RevPAR	$77	$77	$77	$79	$79	$79	$78	$78	$79	$78	$79	$79	$79	$79	$80	$80	$82	$82
Live Furnished Units	213	204	203	203	172	172	172	172	172	172	172	160	123	118	152	141	134	133
ADR	$116	$118	$124	$120	$124	$128	$127	$124	$124	$120	$116	$116	$107	$114	$118	$125	$137	$139
Occupancy	88.4%	92.3%	94.5%	91.1%	87.3%	90.1%	84.6%	76.9%	75.9%	78.7%	70.4%	74.8%	82.2%	79.3%	78.1%	82.4%	76.5%	75.1%
Rooms Booked	5,834	5,274	5,946	5,545	4,654	4,651	4,512	4,099	3,915	4,196	3,635	3,710	3,133	2,619	3,681	3,487	3,177	2,995
RevPAR	$103	$109	$117	$110	$108	$116	$108	$95	$94	$94	$82	$87	$88	$90	$92	$103	$105	$105
Stay Units	339	339	339	339	404	404	404	404	404	405	414	427	436	443	419	448	457	458
ADR	$157	$172	$217	$212	$206	$200	$189	$186	$211	$239	$185	$171	$174	$179	$203	$202	$210	$205
Occupancy	64.3%	80.0%	81.6%	74.7%	74.2%	73.0%	73.3%	67.7%	74.0%	76.2%	66.5%	52.2%	60.8%	73.7%	80.1%	79.0%	80.8%	78.0%
Rooms Booked	6,761	7,595	8,575	7,601	9,290	8,848	9,186	8,485	8,966	9,564	8,254	6,908	8,222	9,140	10,407	10,624	11,440	10,716
RevPAR	$101	$138	$177	$159	$153	$146	$139	$126	$156	$182	$123	$89	$106	$132	$163	$160	$170	$160
RevPAR Premiums
Live Furnished Premiums	34.3%	41.6%	52.2%	38.6%	36.4%	45.3%	37.5%	22.0%	19.7%	20.0%	4.1%	9.8%	12.1%	14.4%	15.7%	28.7%	26.9%	28.2%
Stay Premiums	32.0%	78.7%	130.4%	100.6%	93.4%	83.6%	76.7%	61.3%	98.5%	131.8%	56.8%	12.6%	34.6%	66.8%	103.7%	99.3%	105.7%	95.6%

The following table presents certain information relating to the subordinate promissory note of the ICONIQ Multifamily Portfolio Whole Loan:

Subordinate Note Summary
	B-Note Original Principal Balance	B-Note Interest Rate	Original Term (mos.)	Original Amort. Term (mos.)	Original IO Term (mos.)	Whole Loan UW NCF DSCR	Whole Loan UW NOI DY	Whole Loan Cutoff Date LTV
ICONIQ Multifamily Portfolio Subordinate Companion Loan	$225,000,000	6.36500%	60	0	60	1.34x	8.3%	63.1%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

142

Hospitality – Full Service 9000 Overlook Boulevard Brentwood, TN 37027	Collateral Asset Summary – Loan No. 15 Hilton Brentwood Nashville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,250,000 55.6% 1.46x 13.2%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type - Subtype:	Hospitality - Full Service
Borrower Sponsor(s):	Tjianan Djie	Collateral:	Fee
Borrower(s):	LBG Music City, LLC	Location:	Brentwood, TN
Original Balance:	$18,250,000	Year Built / Renovated:	1989 / 2017
Cut-off Date Balance:	$18,250,000	Property Management:	THG Management NV, LLC
% by Initial UPB:	2.4%	Size:	203 Rooms
Interest Rate:	7.63000%	Appraised Value / Per Room:	$32,800,000 / $161,576
Note Date:	November 27, 2024	Appraisal Date:	July 24, 2024
Original Term:	60 months	Occupancy:	61.2% (as of October 31, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	61.2%
Original Amortization:	NAP	Underwritten NOI:	$2,411,710
Interest Only Period:	60 months	Underwritten NCF:	$2,065,372
First Payment Date:	January 6, 2025
Maturity Date:	December 6, 2029	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$2,416,890 (TTM October 31, 2024)
Additional Debt Balance:	NAP	2023 NOI:	$2,482,304
Call Protection:	L(24),D(29),O(7)	2022 NOI:	$2,335,361
Lockbox / Cash Management:	Hard / Springing	2021 NOI:	$1,501,716

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan Per Room:	$89,901
Taxes:	$164,812	$16,481	NAP	Maturity Date Loan Per Room:	$89,901
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	55.6%
FF&E Reserve:	$150,000	$28,962	NAP	Maturity Date LTV:	55.6%
				UW NOI DY:	13.2%
				UW NCF DSCR:	1.46x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$18,250,000	99.8%	Loan Payoff	$17,475,188	95.6%
Borrower Sponsor Equity	$33,849	0.2	Closing Costs	493,850	2.7
			Upfront Reserves	314,812	1.7
Total Sources	$18,283,849	100.0%	Total Uses	$18,283,849	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

143

Hospitality – Full Service 9000 Overlook Boulevard Brentwood, TN 37027	Collateral Asset Summary – Loan No. 15 Hilton Brentwood Nashville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,250,000 55.6% 1.46x 13.2%

The following table presents certain information relating to the 2023 demand analysis with respect to the hospitality operations at the Hilton Brentwood Nashville property based on market segmentation, as provided by the appraisal report for the Hilton Brentwood Nashville property:

Demand Segmentation (1)
Property	Rooms	Commercial	Group	Leisure
Hilton Brentwood Nashville	203	50.0%	10.0%	40.0%
(1)	Source: Appraisal.

The following table presents certain information relating to the current and historical occupancy, ADR and RevPAR at the Hilton Brentwood Nashville property and its competitors:

Occupancy, ADR, RevPAR(1)
	Hilton Brentwood Nashville(2)			Competitive Set(3)			Penetration Factor(4)
Period	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2021	50.8%	$142.86	$72.54	54.2%	$110.48	$59.93	93.6%	129.3%	121.0%
2022	60.5%	$165.86	$100.36	61.3%	$132.72	$81.38	98.7%	125.0%	123.3%
2023	59.5%	$171.46	$102.00	64.0%	$138.32	$88.52	92.9%	124.0%	115.2%
TTM 10/31/2024	61.2%	$163.15	$99.84	63.2%	$135.03	$85.28	96.9%	120.8%	117.1%
(1)	Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Hilton Brentwood Nashville property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Occupancy, ADR and RevPAR for the Hilton Brentwood Nashville property are based on the operating statements provided by the borrower.
(3)	Occupancy, ADR and RevPAR for the Competitive Set are based on data provided by a third-party hospitality research report. The Competitive Set includes Sheraton Nashville Brentwood, Sonesta ES Suites Nashville Brentwood, Courtyard Nashville Brentwood, Homewood Suites by Hilton Nashville-Brentwood, Hyatt Place Nashville/Brentwood, MainStay Suites Brentwood-Nashville, Hilton Garden Inn Nashville Brentwood, and AC Hotel Nashville Brentwood.
(4)	Penetration Factor is calculated based on the operating statements provided by the borrower and competitive set data provided by a third-party hospitality research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

144

Hospitality – Full Service 9000 Overlook Boulevard Brentwood, TN 37027	Collateral Asset Summary – Loan No. 15 Hilton Brentwood Nashville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,250,000 55.6% 1.46x 13.2%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Hilton Brentwood Nashville property:

Cash Flow Analysis
	2021	2022	2023	TTM 10/31/2024	U/W	U/W Per Room(1)
Occupancy (%)	50.8%	60.5%	59.5%	61.2%	61.2%
ADR	$142.86	$165.86	$171.46	$163.15	$163.15
RevPar	$72.54	$100.36	$102.00	$99.84	$99.84

Rooms Revenue	$5,374,959	$7,436,534	$7,557,736	$7,418,141	$7,397,873	$36,443
Food & Beverage Revenue	555,150	1,055,272	1,142,586	947,887	945,297	4,657
Other Revenue(2)	65,268	75,781	271,215	316,139	315,275	1,553
Total Revenue	$5,995,377	$8,567,587	$8,971,537	$8,682,167	$8,658,445	$42,652

Rooms Expense	$1,231,854	$1,833,447	$1,916,631	$1,954,235	$1,948,896	$9,600
Food & Beverage Expense	433,686	762,584	884,646	811,285	809,068	3,986
Other Departmental Expenses	18,541	27,225	38,676	39,169	39,062	192
Departmental Expenses	$1,684,081	$2,623,256	$2,839,953	$2,804,689	$2,797,026	$13,778

Departmental Profit	$4,311,296	$5,944,331	$6,131,584	$5,877,478	$5,861,419	$28,874

Management Fee	$179,860	$256,884	$268,992	$260,427	$259,753	$1,280
Marketing and Franchise Fee	904,001	1,276,066	1,243,798	1,189,877	1,160,796	5,718
Other Undistributed Expenses(3)	1,357,275	1,739,839	1,730,650	1,625,752	1,621,310	7,987
Total Undistributed Expenses	$2,441,136	$3,272,789	$3,243,440	$3,076,056	$3,041,859	$14,985

Real Estate Taxes	$271,405	$242,688	$257,761	$199,974	$220,474	$1,086
Property Insurance	97,039	93,493	148,079	184,558	187,376	923
Other Fixed Expense	0	0	0	0	0	0
Net Operating Income	$1,501,716	$2,335,361	$2,482,304	$2,416,890	$2,411,710	$11,880

FF&E	$239,815	$342,703	$358,861	$347,287	$346,338	$1,706
Net Cash Flow	$1,261,901	$1,992,658	$2,123,443	$2,069,603	$2,065,372	$10,174

NCF DSCR	0.89x	1.41x	1.50x	1.47x	1.46x
NOI Debt Yield	8.2%	12.8%	13.6%	13.2%	13.2%
(1)	U/W Per Room is based on 203 rooms.
(2)	Other Revenue consists of revenue from sundry sales, board room rental, guest laundry, and other miscellaneous revenue sources.
(3)	Other Undistributed Expenses consist of administrative and general expenses, operations and maintenance, heat, power and light expenses and informational and telecommunication expenses.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Hospitality – Full Service 9000 Overlook Boulevard Brentwood, TN 37027	Collateral Asset Summary – Loan No. 15 Hilton Brentwood Nashville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,250,000 55.6% 1.46x 13.2%

The following table presents certain information relating to the primary competition for the Hilton Brentwood Nashville property:

Competitive Set(1)
Property	Number of Rooms	Year Built	Estimated 2023 Occupancy	Estimated 2023 ADR	Estimated 2023 RevPAR
Hilton Brentwood Nashville(2)	203	1989	59.5%	$171.46	$102.00
Four Points by Sheraton Nashville - Brentwood	212	1989	55-60%	$125-$130	$70-$75
Sonesta ES Suites Nashville Brentwood	110	1991	65-70%	$115-$120	$80-$85
Courtyard Nashville Brentwood	145	1986	50-55%	$140-$145	$70-$75
Homewood Suites by Hilton Nashville-Brentwood	121	1998	70-75%	$140-$145	$100-$105
Hyatt Place Nashville/Brentwood	124	1991	60-65%	$145-$150	$85-$90
MainStay Suites Brentwood-Nashville	99	1998	70-75%	$115-$120	$80-$85
Hilton Garden Inn Nashville Brentwood	126	2016	70-75%	$165-$170	$115-$120
AC Hotel Nashville Brentwood	148	2021	70-75%	$175-$180	$120-$125
Total Avg. Competitive Set(3)			64.0%	$142.00	$91.00
(1)	Source: Appraisal.
(2)	Occupancy, ADR and RevPAR are based on operating statements provided by the borrower dated as of December 31, 2023.
(3)	Excludes the Hilton Brentwood Nashville property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTAIN DEFINITIONS
■	“ADR”: For any hospitality property, average daily rate.
■	“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than six months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state a “prospective value upon stabilization”, “prospective market value at completion”, or similar value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to a mortgage loan secured by the portfolio of mortgaged properties, the Appraised Value represents the “as-is” value for the portfolio of mortgaged properties as a collective whole, which may be higher than the aggregate of the “as-is” appraised value of the individual mortgaged properties. Unless otherwise indicated in the definition of “Cut-off Date LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus, the Cut-off Date LTV Ratio is calculated using the “as-is” Appraised Value. For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.
■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.
■	“CBD”: Central business district.
■	“FF&E”: Furniture, fixtures and equipment.
■	“GLA”: Gross leasable area.
■	“Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly. Hospitality properties and multifamily properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.
■	“MSA”: Metropolitan statistical area.
■	“Non-Reduced Interests”: Each class of certificates (other than Class R or Class X certificates) that has an outstanding certificate balance, as may be notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to that class of certificates, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.
■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.
■	“Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower. In some cases Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date; assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed; assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and/or assumptions regarding the re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.
■	“RevPAR”: With respect to any hospitality property, revenues per available room.
■	“SF”: Square Feet or Square Foot.
■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality properties and multifamily properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.
■	“Soft Springing Hard Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the loan documents, at which time the lockbox account converts to a Hard Lockbox.
■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the loan documents.
■	“TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2019.
■	“TTM”: Trailing twelve months.
■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.
■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

147

CERTAIN DEFINITIONS

■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.
■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent increases generally within 12 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental and self storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases during the term of the related mortgage loan, Underwritten Revenues were based on the weighted average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

148